Filed pursuant to Rule 497(c)

File No. 333-67904

GE Life & Annuity Separate Account 4

Prospectus For Scheduled Purchase Payment

Variable Deferred Annuity Contract

Issued by:

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

Telephone: 1-800-352-9910

This prospectus gives details about the contract that you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes scheduled purchase payment variable deferred annuity contracts (the “contracts”) for individuals or groups and certain qualified and non-qualified retirement plans. GE Life and Annuity Assurance Company (the “Company,” “we,” “us,” or “our”) issues the contract.

The contract offers you the payment of periodic annuity benefits and the accumulation of contract value. If you satisfy certain conditions, you will receive lifetime annuity payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date (“due date”) each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the Total Return Fund of GE Investments Funds, Inc. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, we will require you to pay interest on that payment (in addition to a monthly billing fee) and make the payment within one year of its due date to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our guarantee account until we receive your instructions.

Before your annuity payments begin, you may surrender or take withdrawals from your contract. Amounts you surrender or withdraw may be subject to a surrender or access charge; amounts you surrender or withdraw from the non-unitized separate account may also be subject to a market value adjustment. You must repay any amount you receive from the subaccount, plus interest, within one year of the withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments.

The value of your contract before your annuity payments begin, and the amount of your annuity payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund of GE Investments Funds, Inc. You bear the risk of investment loss.

You should not purchase this contract unless you believe you can make all required payments and you intend to take your annuity benefits in the form of monthly income payments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Your investment in the contract:

•	is Not a deposit of a bank

•	is Not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency

•	is Not available in every state

•	is Not guaranteed by us unless you make all monthly Scheduled Installments in accordance with the contract and you elect to receive Monthly Income Payments on the date you scheduled your annuity payments to begin.

A Statement of Additional Information, dated May 1, 2003 (as amended August 1, 2003), which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.

For general information or to obtain free copies of the:

•	Statement of Additional Information;

•	annual report for the Variable Account;

•	prospectus, annual report or semi-annual report for the Total Return Fund of GE Investments Funds, Inc.; or

•	any required forms,

call us at 1-800-352-9910; or

write us at:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by  reference can be found on the SEC’s website at:

www.sec.gov

The date of this prospectus is May 1, 2003 (as amended August 1, 2003).

Definitions

The following defined terms are used throughout this prospectus:

Accumulation Period — The period from the date your contract is issued until the date annuity payments begin.

Accumulation Unit — An accounting unit of measure we use to calculate the value of the Subaccount until the date annuity payments begin.

Adjustment Account — An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

Annual Variable Annuity Benefit — The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

Annuitant/Joint Annuitant — The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person. Two natural persons who are Joint Owners must also be Joint Annuitants.

Annuity Commencement Date — The date annuity payments are scheduled to begin.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

Annuity Year — The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

Calculated Level Monthly Benefit — One-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve month period.

Code — The Internal Revenue Code of 1986, as amended.

Contract Date — The date we issue your contract. Your Contract Date is shown on your contract’s data pages.

Contract Value — The sum of your contract’s Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

Contract Year — Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

Death Benefit — The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

Designated Beneficiary(ies) — The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

Flexible Purchase Payment — A Purchase Payment that is not a Scheduled Purchase Payment.

Funding Annuity —  A variable deferred annuity issued by GE Life and Annuity Assurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

General Account — Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

Guarantee Account — An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

Guarantee Account Value — Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (plus transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) plus interest credited on those payments (or transfers), minus transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

Guaranteed Minimum Income Payment — The minimum amount of each monthly annuity payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

Home Office — Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Immediate Installments — A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

Immediate Installment Account — GE Life & Annuity Separate Account 6, a separate account of the Company to which your Flexible Purchase Payments are allocated.

Immediate Installment Account Value — The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

Income Payment — One of a series of payments made under either the monthly income benefit or one of the Optional Payment Plans.

Market Value Adjustment — A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

Monthly Due Date — The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

Monthly Income Payment — The Income Payments we make to the payee after the Annuity Commencement Date. The amount of a Monthly Income Payment remains constant throughout an Annuity Year, but may increase or decrease from Annuity Year to Annuity Year. However, the amount of the Monthly Income Payment is guaranteed to never be below the Guaranteed Minimum Income Payment, provided all contractual requirements are satisfied.

Non-Qualified Contract — A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

Owner — The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract’s data pages. “You” or “your” refers to the Owner or Joint Owners.

Portfolio — The Total Return Fund of GE Investments Funds, Inc.

Purchase Payment — Any payment applied to the contract.

Qualified Contract — A contract which qualifies for favorable tax treatment under the Code.

Scheduled Installment — The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

Scheduled Purchase Payment — The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract’s data pages.

Subaccount — A division of the Variable Account which invests exclusively in shares of the Total Return Fund of GE Investments Funds, Inc.

Subaccount Value — The Subaccount Value is equal to:

•	the sum of all Scheduled Installments made to the Subaccount; plus

•	amounts adjusted for the reinvestment of dividends; plus or minus

•	net capital gains or losses (realized or unrealized); minus

•	any contract charges (including any premium tax and surrender charges assessed); plus or minus

•	partial withdrawals repaid to or taken from the Subaccount.

Surrender Value — The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, plus or minus a Market Value Adjustment, if applicable.

Valuation Day — Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund of GE Investments Funds, Inc. does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — GE Life & Annuity Separate Account 4, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

Fee Tables

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options.

Contract Owner Transaction Expenses

Surrender Charge (as a percentage of purchase payments withdrawn or surrendered)	Contract Year in which Surrender or Partial Withdrawal is Made	Surrender Charge (as a Percentage of the Lesser of Scheduled Installments Made to Date, Not Previously Withdrawn and the Amount Withdrawn or Surrendered)[1]

	1	9%
	2	8%
	3	7%
	4	6%
	5	5%
	6	4%
	7	3%
	8	2%
	9 or after	1%

Access Charge[2]	Number of Years Remaining on Each Flexible Purchase Payment Until the Date Established for the Installment Transfers to End	Access Charge (as a Percentage of the Immediate Installment Account Value Withdrawn or Surrendered)

	6 and more	6%
	5 but less than 6	5%
	4 but less than 5	4%
	3 but less than 4	3%
	2 but less than 3	2%
	1 but less than 2	1%
	0 but less than 1	1%

Annual Interest Rate Charged on Scheduled Installments[3]		6%

Annual Interest Rate Charged on Withdrawal Repayments[4]		6%

Monthly Billing Fee[5]		$10.00

[1]	Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Plan 2 (with a certain period of 10 or more years) or Plan 5.
[2]	All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an Access Charge. An Access Charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Plan 2 (with a certain period of 10 or more years) or Plan 5.
[3]	If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

[4]	You must repay the amount of any withdrawals from the Subaccount plus any monthly billing fees and any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount, not yet repaid.
[5]	A $10 monthly billing fee will be assessed with all direct billed Scheduled Purchase Payments. This $10.00 fee is in addition to any required Scheduled Purchase Payment. The $10.00 monthly billing fee is taken prior to allocation of assets in the Subaccount.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses

Variable Account Annual Expenses (as a percentage of your average daily net assets in the Variable Account)

Mortality and Expense Risk Charge	1.35%

Administrative Expense Charge	0.15%

Maximum Total Variable Account Annual Expenses	1.50%

Optional Benefits[1,2]

Disability Benefit Rider Option[3]	Maximum of $8.11 per $100 of waived Scheduled Purchase Payment

Joint Annuitant Life Benefit Rider Option[3]	Maximum of $8.57 per $100 of waived Scheduled Purchase Payment

Unemployment Benefit Rider Option	$3.00 per month

[1]	The payment for the Optional Benefits is due with the Scheduled Purchase Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.
[2]	The Optional Benefits are not available to contracts purchased through the Annuity Cross Funding Program (see the “Annuity Cross Funding Program” provision).
[3]	The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

The next item shows the total operating expenses charged by the Total Return Fund of GE Investments Funds, Inc. that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses for the Total Return Fund of GE Investments Funds, Inc. is contained in its prospectus.

Annual Portfolio Expenses[1]

(expenses that are deducted from Portfolio assets, including management fees, and other expenses)	0.58%

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of March 28, 2003.

The expenses for the Portfolio are deducted by the Portfolio before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund of GE Investments Funds, Inc. are more fully described in its prospectus. Information relating to the Portfolio was provided by the Portfolio and not independently verified by us.

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs included owner transaction expenses, contract and optional rider charges, and fees and expenses for the Total Return Fund of GE Investments Funds, Inc.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

•	invested $10,000 in the contract for time period indicated;

•	earned a 5% annual return on your investment;

•	elected all available rider options; and

•	surrendered your contract at the end of the stated time period.

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Annual Portfolio Expenses	$3,089.04	$3,329.78	$3,596.63	$4,488.41

The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract or that you decide not to surrender your contract at the end of the stated time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Annual Portfolio Expenses	$2,189.04	$2,629.78	$3,096.63	$4,388.41

Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The above Examples assume:

•	total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account);

•	$196.80 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount); and

•	a $10.00 billing fee (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected some of the optional riders, the expense figures shown above would be lower.

Synopsis

How does this contract work?    The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

(1)	Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount.

(2)	Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment’s Monthly Due Date, will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount.

(3)	Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 30 days.

(4)	Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment will be allocated to the Guarantee Account.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments (sometimes known as annuity payments). In turn, the Income Payments will be made to you each month. Each Monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments.

Investments in the Subaccount vary with the investment performance of the Total Return Fund of the GE Investments Funds, Inc. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, plus any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

What are the Guaranteed Minimum Income Payments?    The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date), then we guarantee that no matter how the Subaccount performs, each Monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by:

(1)	paying any missed Scheduled Installment(s) and any missed monthly billing fee(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date); and

(2)	making no more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due).

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the “Guaranteed Minimum Income Payments” section for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

What happens if the right to Guaranteed Minimum Income Payments is lost?    If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

(1)	you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

(2)	you will NOT have guaranteed minimum annuity payments when you annuitize the contract.

What are Scheduled Installments?    When we issue the contract, we will establish a schedule of monthly payments to the Subaccount (called Scheduled Installments) during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed, unless your contract was purchased pursuant to an Annuity Cross Funding Program. If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date may be changed under limited circumstances. (See the “Annuity Cross Funding” provision of this prospectus.)

When you apply for a contract, you provide us with:

•	the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

•	the minimum number of years (between 10 and 50, in five year increments) for which you would like income payments to be made; and

•	one of the following items of information:

—	the amount of the Guaranteed Minimum Income Payment you want; or

—	how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

If this contract is purchased pursuant to an Annuity Cross Funding Program and if the Annuity Commencement Date is changed after the contract is issued, you will lose your right to Guaranteed Minimum Income Payments.

How do I pay the Scheduled Installments?    You may pay Scheduled Installments by making:

•	Scheduled Purchase Payments;

•	Flexible Purchase Payments;

•	transfers from another variable deferred annuity contract issued by GE Life and Annuity Assurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program; or

•	a combination thereof.

See the “Purchase Payments” and the “Annuity Cross Funding Program” provisions in this prospectus.

By paying the Scheduled Purchase Payments on time, you ensure that the Scheduled Installments are met and your right to Guaranteed Minimum Income Payments is not lost.

You should not purchase the contract described in this prospectus if you believe that you may not be able to make all of the Scheduled Installments.

May I pay my Scheduled Purchase Payments automatically?    You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. If you do not use electronic fund transfers for your Scheduled Purchase Payments, we will charge you a $10 per month billing charge. See “The Contract” provision in this prospectus.

How do Flexible Purchase Payments work?    Although we designed the contract as a scheduled purchase payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account’s assets. We transfer certain amounts (called Immediate Installments) from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment minus the amount of your Scheduled Purchase Payment. Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible

Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

•	the amount of your Flexible Purchase Payment;

•	the rate of interest that we credit to the Flexible Purchase Payment; and

•	the number of installments you choose.

Transfer instructions must include direction as to:

(1)	whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

(2)	whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 30 days of our receipt.

Is the contract available as a Qualified Contract or a Non-Qualified Contract?    We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Contracts”). This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as “Non-Qualified Contracts.”

What Surrender and Access Charges are associated with the contract?    If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge. (“Partial withdrawals” may be referred to as “distributions” in the marketing materials for this product.)

➢	For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

(1)	Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

(2)	the amount withdrawn.

➢	For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. See the “Charges and Other Deductions” provision in this prospectus.

Are there any other charges?    We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

A $10 monthly billing fee will be assessed with all direct billed Scheduled Purchase Payments.

We will deduct any state assessed premium taxes either:

•	at the time your contract incurs such taxes;

•	at surrender or distribution of the contract; or

•	at any other time we choose.

Premium taxes may be taken from Purchase Payments or from proceeds at surrender, withdrawal, Annuity Commencement, or death, as applicable. See the “Charges and Other Deductions” provision in this prospectus.

The Total Return Fund of GE Investments Funds, Inc. also has certain expenses. These include management fees and other expenses associated with its daily operations. See the provision entitled “Annual Expenses — Total Return Fund of GE Investments Funds, Inc.” in this prospectus. In addition, these expenses are more fully described in the prospectus for the Total Return Fund of GE Investments Funds, Inc.

There are various charges assessed for rider options. The maximum charge for each Rider Option is listed in the “Fee Tables” provision in this prospectus. For additional information, see the “Optional Riders” provision in the section entitled “The Contract” in this prospectus.

For a complete discussion of all charges associated with the contract, see the “Charges and Other Deductions” provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the “Sales of the Contract” provision in this prospectus.

How do you calculate my Monthly Income Payments?    We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

•	your Contract Value;

•	whether you are receiving Guaranteed Minimum Income Payments;

•	the age and gender of the Annuitant(s); and

•	the specific payment plan you choose.

See the “Benefits at Annuity Commencement Date” provision in this prospectus.

What happens if an Owner dies before the Annuity Commencement Date?    If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by Federal tax law also will apply. We may pay a Death Benefit to the Designated Beneficiary. See “The Death Benefit” provision in this prospectus.

May I surrender the contract or take a partial withdrawal?    You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise. You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of annuity payments may have adverse tax consequences. See the “Federal Tax Matters” provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any missed monthly billing fees, and any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. (If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day.) Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

For example:

Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2004.

You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 plus interest at a rate of 6% before May 1, 2005 (in addition to paying your regularly Scheduled Installments).

On August 1, 2004 you repay $5,000 plus interest of the $9,100 received in May. We will then allocate to the Subaccount your $5,000 plus $494.51 ($900 x $5,000/$9100). Then on December 1, 2004 you repay the remaining $4,100 plus interest of the $9,100 received in May. We will then allocate to the Subaccount your $4,100 plus $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See “The Death Benefit” provision in this prospectus.

For more information on surrenders and partial withdrawals, see the “Surrenders and Partial Withdrawals” provision in this prospectus.

Do I have a refund or return privilege?    Yes. You have the right to return the contract to us at our Home Office within a certain number of days (usually 15 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive your contract with your written request to cancel. Upon receipt of such information, we will send you a refund equal to your Contract Value plus any deductions we have made from your Purchase Payments before their allocation to the Variable Account or Immediate Installment Account. Alternatively, if required by the laws of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken). See the “Additional Information — Return Privilege” provision in this prospectus.

Are there optional benefits available under the contract?    Optional benefits are available by purchasing one or more of the following riders with the contract. (Not all of the rider options listed below may be available in all states. In addition, the riders are not available to contracts issued through an Annuity Cross Funding Program.) The riders are:

•	Disability Benefit Rider Option

•	Joint Annuitant Life Benefit Rider Option

•	Unemployment Benefit Rider Option

See “The Contract” and the “Annuity Cross Funding Program” provisions in this prospectus for additional information.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund of GE Investments Funds, Inc. and the assessment of Variable Account charges. The Accumulation Unit value information for Accumulation Units outstanding for the period ended December 31, 2002 are as follows:

Subaccount	Accumulation Unit Values at Beginning of Period	Accumulation Unit Values at End of Period	Number of Accumulation Units at End of Period	Year

GE Investments Funds, Inc.
Total Return Fund	$10.00	$9.20	616,931	2002

Investment Results

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund of GE Investments Funds, Inc. and the deduction of Portfolio charges and expenses, the contract’s mortality and expense risk charge and the administrative expense charge. Standardized total returns also reflect surrender charges, a maximum one month charge for the optional riders and a $10 billing fee. Non-standardized returns do not reflect charges for the optional riders or the $10 billing fee. Premium taxes are not reflected in any of the calculations, but may apply. See the “Appendix” in this prospectus and the Statement of Additional Information for further information.

Financial Statements

The consolidated financial statements for the Company are set forth herein. The financial statements of the Variable Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

For more information about us, see the provision entitled “GE Life and Annuity Assurance Company” in this prospectus.

The Variable Account

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available under the contract. The Subaccount invests exclusively in shares of the Total Return Fund of GE Investments Funds, Inc. (other variable investment options may be available through an available Annuity Cross Funding Program. See the “Annuity Cross Funding” provision in this prospectus).

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

THE SUBACCOUNT AND THE TOTAL RETURN FUND OF GE INVESTMENTS FUNDS, INC.	There is one Subaccount of the Variable Account which corresponds to the Total Return Fund of GE Investments Funds, Inc. offered in the contract. The Total Return Fund of GE Investments Funds, Inc. is registered with the SEC as an open-end management investment company under the 1940 Act.

Before investing in the contract, carefully read the prospectus for the Total Return Fund of GE Investments Funds, Inc., along with this prospectus. We summarize the investment objective of the Total Return Fund of GE Investments, Inc. in the following paragraph. There is no assurance that the Total Return Fund of GE Investments Funds, Inc. will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund of GE Investments Funds, Inc.

The investment objective and adviser to the Total Return Fund of GE Investments Funds, Inc. is as follows:

Investment Objective	Adviser

Seeks to provide the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.	GE Asset Management Incorporated

We will purchase shares of the Total Return Fund of GE Investments Funds, Inc. at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund of GE Investments Funds, Inc. at net asset value to pay Death Benefits, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund of GE Investments Funds, Inc. in shares of the Total Return Fund of GE Investments Funds, Inc. at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund of GE Investments Funds, Inc. to Owners as additional units, but instead reflect them in unit values.

Shares of the Total Return Fund of GE Investments Funds, Inc. are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

When the Total Return Fund of GE Investments Funds, Inc. sells its shares both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When the Total Return Fund of GE Investments Funds, Inc. sells its shares to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

The Total Return Fund of GE Investments Funds, Inc. may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in the Total Return Fund of GE Investments Funds, Inc. could conflict. The Board of Directors of the Total Return Fund of GE Investments Funds, Inc. will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the Total Return Fund of GE Investments Funds, Inc. for additional information.

VOTING RIGHTS

As required by law, we will vote shares of the Total Return Fund of GE Investments Funds, Inc. held in the Variable Account at special shareholder meetings based on instructions from you. The voting will be done in accordance with your instructions if you have Subaccount value or are receiving variable Income Payments. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Before the Annuity Commencement Date, we will determine the number of votes which an Owner has the right to cast by dividing the value in the Subaccount by the net asset value of the Total Return Fund of GE Investments Funds, Inc. In determining the number of votes, we will recognize fractional shares. On or after the Annuity Commencement Date, an Owner’s voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Total Return Fund of GE Investments Funds, Inc. We will designate a date for this determination not more than 90 days before the shareholder meeting.

We will vote shares of the Total Return Fund of GE Investments Funds, Inc. for which no timely instructions are received in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever the Total Return Fund of GE Investments Funds, Inc. calls a shareholder meeting, Owners with voting interests in the Total Return Fund of GE Investments Funds, Inc. will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund of GE Investments Funds, Inc. will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

Since the Total Return Fund of GE Investments Funds, Inc. may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund of GE Investments Funds, Inc.

CHANGES TO THE VARIABLE ACCOUNT AND THE SUBACCOUNT

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund of GE Investments Funds, Inc. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund of GE Investments Funds, Inc. should no longer be available, or if investment in the Total Return Fund of GE Investments Funds, Inc. should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund of GE Investments Funds, Inc., and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts of the Company. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Guarantee Account and  The Immediate Installment Account

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to our separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

(i)	lower the amount of the Scheduled Purchase Payment you must make each month; or

(ii)	completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See “The Contract” provision in this prospectus.

We credit amounts in the Guarantee Account with interest daily at an effective annual interest rate of 3%. Amounts in the Guarantee Account do not reflect the investment performance of our General Account, or any portion thereof.

THE IMMEDIATE INSTALLMENT ACCOUNT

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate will be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

•	securities issued by the U.S. Government or its agencies or instrumentalities - such securities may or may not be guaranteed by the U.S. Government;

•	debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investor Services, Inc., Standard & Poor’s Corporation, or any other nationally recognized rating service;

•	mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

•	other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

•	regulatory and tax requirements;

•	sales commissions;

•	administrative expenses borne by us;

•	general economic trends; and

•	competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. (See the “Charges and Other Deductions” provision in this prospectus.) We do not guarantee the Immediate Installment Account Value.

The Contract

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

PURCHASING A CONTRACT

You may purchase a contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers will prepare and execute a contract. We then send the contract to you through your sales representative. See the “Sales of the Contract” provision in this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial Purchase Payment, which can be either a Scheduled Purchase Payment, a Flexible Purchase Payment or both, no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five business days. If the application cannot be completed within those five days, we will inform you of the reasons, and will return your initial Purchase Payment immediately (unless you specifically authorize us to keep the Purchase Payment until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two business days. Scheduled Purchase Payments will be applied to the Subaccount. Flexible Purchase Payments received with the application will be applied to the Immediate Installment Account or Guarantee Account (see the “Purchase Payment” provision in this prospectus). The date we apply the initial Purchase Payment becomes the Contract Date. We will apply any additional Purchase Payments received after the Contract Date on the Valuation Day on which they are received.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts. The person(s) designated as the Annuitant(s) must be younger than age 71.

We may sell the contract as Non-Qualified, as well as for use with certain qualified retirement plans. Please be aware that if you are purchasing the contract for use with a qualified retirement plan, the contract includes features such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan.

Purchasing the contract through a tax-free “Section 1035” exchange.    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make Scheduled or Flexible Purchase Payments. Before making an exchange to acquire this contract, you should carefully compare this product to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract, and this contract has its own surrender charges (as well as access charges) which would apply to you. The other fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except for ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)’s life, you can change any non-natural Owner to another non-natural Owner.

Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants as well. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchase this contract with a flexible purchase payment variable deferred annuity contract issued by the Company (“Funding Annuity”) pursuant to an “Annuity Cross Funding Program”, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. (See the “Annuity Cross Funding Program” provision.)

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. An assignment must occur before the Annuity Commencement Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded.

Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

GUARANTEED MINIMUM INCOME PAYMENTS

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date), then we guarantee that no matter how the Subaccount performs, each Monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments:

(1)	if you pay any missed Scheduled Installment(s) and any missed monthly billing fee(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date); and

(2)	you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the “Guaranteed Minimum Income Payments” section for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

PURCHASE PAYMENTS

General.    Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received.

Purchase Payments received will be allocated as follows:

(1)	Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

(2)	Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment’s Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

(3)	Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 30 days;

(4)	Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

(1)	whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

(2)	whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

(1)	Scheduled Purchase Payments;

(2)	Immediate Installments from the Immediate Installment Account;

(3)	transfers from the Guarantee Account;

(4)	transfers from another variable deferred annuity contract issued by GE Life and Annuity Assurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program; or

(5)	a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without prior Home Office approval.

Establishing Scheduled Installments.    We determine your right to receive the Guaranteed Minimum Income Payment in part by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the Monthly Scheduled Installments cannot be changed. The amount and number of Monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

Guaranteed Minimum Income Payments and Amount of Scheduled Installments.    The Guaranteed Minimum Income Payment is the minimum Monthly Income Payment we promise to pay beginning on the Annuity Commencement Date and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchase this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. (See the “Annuity Cross Funding” provision of this prospectus.)

When you apply for a contract, your application must provide us with:

•	the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

•	the Accumulation Period (the Accumulation Period must be at least 10 years);

•	the minimum number of years (between 10 and 50, in five year increments) for which you would like income payments to be made; and

•	one of the following items of information:

—	the amount of the Guaranteed Minimum Income Payment you want; or

—	how much you want to pay in Scheduled Purchase Payments and/or Flexible Purchase Payments.

With either item of information, we can determine the other item.

If this contract is purchased pursuant to an Annuity Cross Funding Program and the Annuity Commencement Date is changed after the contract is issued, you will lose your right to Guaranteed Minimum Income Payments.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

•	expected mortality;

•	persistency;

•	length of Accumulation Period;

•	length of certain period;

•	expected investment performance; and

•	length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets that are homogeneous with respect to one or more of the factors.

See the “Guaranteed Minimum Income Payments” provision in this prospectus.

Making Scheduled Installments.    You must make Scheduled Installments on the Monthly Due Date. The minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

(1)	by transferring assets from the Guarantee Account;

(2)	by transferring assets from the Immediate Installment Account;

(3)	by making Scheduled Purchase Payments when due;

(4)	by transferring assets from another variable deferred annuity contract issued by GE Life and Annuity Assurance Company (or one of its affiliated companies) pursuant to an approved Annuity Cross Funding Program; or

(5)	by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose, then that Scheduled Installment is in default.

ANNUITY CROSS FUNDING PROGRAM

This section of the prospectus describes a program that may permit you (if you are eligible) to purchase a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the “Annuity Cross Funding Program” because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the “Funding Annuity”) to make payments to this contract.

What is the Annuity Cross Funding Program?    Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

How does the Annuity Cross Funding Program work?    To participate in the Annuity Cross Funding Program, you must satisfy certain eligibility requirements and receive our prior approval. The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date as the Contract Date of this contract. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued (i.e., the Annuity Commencement Date for this contract and the Funding Annuity may be changed, but if change, must be changed concurrently, in writing by the Owner (or Annuitant if the Owner is a non-natural person) and may only be changed if the new Annuity Commencement Date established is prior to the original Annuity Commencement Date and at least 10 years after the contract issue date). If you change the Annuity Commencement Date after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

•	to the Subaccount in an amount not more than the Scheduled Installment amount; you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers; or

•	to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate contract value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the contract value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

Funding Annuities are offered by separate prospectuses.    Only variable annuity contracts currently issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program may be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is offered only by the current prospectus for the applicable Funding Annuity.

Funding Annuities are variable annuity contracts that may involve investment risk.    As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. Funding Annuities may not offer guaranteed investment options, and the ability to transfer contract value from the Funding Annuity to the Guaranteed Account or Immediate Installment Account under this contract may be subject to restrictions and/or limitations.

Annuity Cross Funding Program — tax treatment of the annuity contracts.    Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes only if this contact and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for this contract or the Funding Annuity once a Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, you should carefully consider your ability to make additional purchase payments, if necessary, with respect to the Funding Annuity.

Both contracts must have the same Owner, Joint Owner if any, and Annuitant (as well as Joint Annuitant, if any.) The Beneficiaries need not be the same. Changing an Owner, Annuitant, or Beneficiary, if permitted by the contract, may have adverse tax consequences. You should consult a tax adviser before making such a change.

This contract permits you for a limited period to return it for a refund as described under the “Return Privilege” section of this prospectus. Funding Annuities we offer may also provide a return privilege. You may choose to return either the Funding Annuity, this contract, or both contracts in accordance with the applicable return privilege. Returning either this contract or the Funding Annuity in accordance with the applicable return privilege without also returning the other contract may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over certain periods, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a market value adjustment (which may be positive or negative) upon a partial withdrawal or surrender. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; market value adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this contract or the contract for the Funding Annuity will be affected by partial withdrawals or surrenders, as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this contract or the Funding Annuity while participating in an Annuity Cross Funding Program.

Death benefits will be calculated and paid separately in accordance with the provisions of this contract or the Funding Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Annuity payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such annuity payments. You should consult a tax adviser before requesting annuity payments to start under this contract and/or the Funding Annuity and before commuting any such annuity payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this contract or a Funding Annuity in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Funding Annuity in connection with an Annuity Cross Funding Program.

Grace Period.    The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be changed to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

Reinstatement.    We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you notices once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled Installment(s), or the missing portion thereof, within the earlier of:

(1)	one year of its Monthly Due Date; or

(2)	the Annuity Commencement Date.

You also must pay us any monthly billing fee associated with the defaulted Scheduled Installment, as well as interest on both at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the defaulted Scheduled Installment (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the date that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

(1)	to the missed portion of the Scheduled Installment;

(2)	amounts due for any riders;

(3)	to any applicable monthly billing fees; and then

(4)	interest.

If more than one Scheduled Installment is in default, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, all monthly billing fees, and any interest you owe on the foregoing. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment with any applicable monthly billing fee, and interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the “Guaranteed Minimum Income Payments” section of this prospectus.

Scheduled Purchase Payments.    When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date. If you do not use electronic fund transfers to make your Scheduled Purchase Payments, we charge a monthly fee of $10.00 for sending you monthly “bills” and manually processing the payments. This $10.00 fee is in addition to any required Scheduled Purchase Payment. The $10.00 fee is taken prior to the allocation of your Scheduled Purchase Payment to the Subaccount.

Flexible Purchase Payments and Immediate Installments.    You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the “Purchase Payment” provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than or equal to 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to “fund” or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to “pay” all or part of the Scheduled Installments. See the “Purchase Payment Allocation Table” later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders (described in the “Optional Riders” provision), Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to “buy down” the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or “buy down” depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 30 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without prior Home Office approval.

Allocation of Purchase Payments.    We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

Purchase Payment Allocation Table

Type of Payment	When Received	Where Allocated

Scheduled Purchase Payment or portion thereof	Monthly Due Date	Subaccount

Scheduled Purchase Payment or portion thereof	Before Monthly Due Date	Guarantee Account

Scheduled Purchase Payment or portion thereof	After Monthly Due Date	Subaccount for any past due Scheduled Installment, then Guarantee Account for remainder

Flexible Purchase Payment that is greater than 6 Scheduled Purchase Payments with instructions	On or After Contract Date	Immediate Installment Account

Flexible Purchase Payment that is greater than 6 Scheduled Purchase Payments without instructions	On or After Contract Date	Guarantee Account until instructions received, then transferred to Immediate Installment Account

Flexible Purchase Payment that is equal to or less than 6 Scheduled Purchase Payments	On or After Contract Date	Guarantee Account

Optional Riders.    To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to contracts issued through an approved Annuity Cross Funding Program. See the “Annuity Cross Funding Program” provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

•	Disability Benefit Rider — This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. (Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment.) We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

(1)	the contract anniversary on or next following the covered Annuitant’s 65th birthday;

(2)	the Annuity Commencement Date;

(3)	the covered Annuitant’s recovery from total disability; or

(4)	the covered Annuitant’s death.

Benefits take effect only after 90 days of continuous total disability. If the benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account.

•	Unemployment Benefit Rider — This rider provides that if the covered Annuitant becomes unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period — the “benefit period”) will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. (Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.)

To receive this benefit:

(1)	the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

(2)	the rider must be in effect for one year; and

(3)	we must receive satisfactory proof of unemployment at our Home Office.

Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

(1)	the unemployment occurs within 30 days of the end of a benefit period; and

(2)	the full year of the benefit period has not been completed.

If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

(1)	the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

(2)	the period of unemployment continues through the date the rider has been in effect for one year.

Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

(1)	the contract anniversary on or next following the covered Annuitant’s 65th birthday;

(2)	the Annuity Commencement Date;

(3)	the contract surrender date;

(4)	the Monthly Due Date after we receive your request to end the rider;

(5)	the loss of state unemployment benefits; or

(6)	the covered Annuitant’s death.

If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

We will not credit the benefits provided by this rider if the unemployment is:

(1)	voluntary;

(2)	caused by a self-inflicted injury; or

(3)	the result of being in prison for a period exceeding 90 days.

The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

•	Joint Annuitant Life Rider — This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. (Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband’s death until the Annuity Commencement Date.) We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

Benefits under this rider will be covered from the date of the covered Annuitant’s death until the earlier of:

(1)	the contract anniversary on or next following the surviving Joint Annuitant’s 65th birthday; or

(2)	the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract’s data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available in qualified plans, in all states, or in all markets.

VALUATION OF ACCUMULATION UNITS

Upon allocation or transfer to the Subaccount, we convert Scheduled Purchase Payments and Immediate Installments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10.00. On any Valuation Day, we determine your Subaccount Value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund of GE Investments Funds, Inc. from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution. Also, we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund of GE Investments Funds, Inc. because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Surrenders and Partial Withdrawals

We will allow the surrender of the contract or a partial withdrawal of your Contract Value, subject to the conditions set forth below.

You may take a partial withdrawal or surrender at any time before the Annuity Commencement Date. Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

(1)	first from the Guarantee Account;

(2)	then from the Immediate Installment Account; and

(3)	finally from the Subaccount.

You will need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and surrenders may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, market value adjustment and/or premium tax will be taken from the amount withdrawn. See the “Charges and Other Deductions” provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See “The Death Benefit” provision in this prospectus.

You may surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the “Death Benefit Upon Death of An Owner Before the Annuity Commencement Date” provision in this prospectus.

We may delay making a payment if:

(1)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, you may be subject to an ordinary income tax and a 10% penalty tax, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal. A surrender or a partial withdrawal may also be subject to income tax withholding. See the “Federal Tax Matters” provision in this prospectus.

Telephone Withdrawals.    You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

•	requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

•	confirming the telephone transaction in writing to you or a third party you authorized; and/or

•	tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 1-800-352-9910.

Special Note on Reliability.    Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider’s or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 1 of this prospectus.

Repayment of Partial Withdrawals of Subaccount Value.    To remain eligible to receive Guaranteed Minimum Income Payments (or full Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any withdrawal received from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date. If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, any premium taxes paid on the partial withdrawal, plus interest. Therefore, the amount you repay includes:

•	the amount you receive from the Subaccount; plus

•	the amount of any premium taxes assessed on amounts withdrawn from the Subaccount; plus

•	interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the withdrawal is received.

Consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% penalty tax if you are younger than 59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you will lose your right to receive the Guaranteed Minimum Income Payments.

Surrender Value.    The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the “Optional Payment Plans” provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the “Charges and Other Deductions” provision in this prospectus.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	monthly billing and electronic fund transfer transactions;

•	administering Income Payments;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing contract confirmations and periodic statements;

•	maintaining an internet service site; and

•	providing toll-free inquiry services.

The risks we assume include:

•	the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

•	the risk that the Death Benefit will be greater than the Surrender Value;

•	the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

SURRENDER CHARGES, ACCESS CHARGES, AND MARKET VALUE ADJUSTMENTS

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals or surrenders of Contract Value. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal or surrender from the Immediate Installment Account.

Unless we receive other instructions, we will first withdraw amounts from:

(1)	the Guarantee Account; then

(2)	from the Immediate Installment Account; and finally

(3)	from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

Surrender Charge for the Subaccount and the Guarantee Account.    The surrender charge for amounts withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

(1)	Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

(2)	the amount withdrawn.

The surrender charge percentage is as follows:

Contract Year in which Surrender or Partial Withdrawal is Made	Surrender Charge (as a percentage of the lesser of Scheduled Installments made to date and not previously withdrawn and the amount withdrawn)

1	9%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9 and after	1%

Examples:

Assuming:

•	you have made Purchase Payments of $18,000;

•	your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

•	you have no value in the Immediate Installment Account;

•	you request a partial withdrawal of $10,000 in Contract Year 5; and

•	you are not eligible for reduced Guaranteed Minimum Income Payments.

Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

Account	Beginning Contract Value	Amount Withdrawn	Remaining Contract Value	Surrender Charge	Net Amount Paid to You	Amount to Reinstate Guaranteed Minimum Income Payment (+ Interest)	Amount we add to the Subaccount	Account Value After Repayment*

Subaccount	$17,000	$ 7,000	$10,000	$(350)	$6,650	$6,650	$350	$17,000
						(+ interest)

Guarantee Account	$ 3,000	$ 3,000	$ 0	$(150)	$2,850	$ 0	$ 0	$ 0

Total	$20,000	$10,000	$10,000	$(500)	$9,500	$6,650	$350	$17,000
						(+ interest)

*  Assuming no growth in the Subaccount.

However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

Access Charge and Market Value Adjustment for the Immediate Installment Account.    We apply a Market Value Adjustment when we determine the amount available as a Death Benefit, surrender, or partial withdrawal from the Immediate Installment Account. We will also deduct an access charge from your partial withdrawal or surrender, but not from the amount we pay as a Death Benefit.

We treat a partial withdrawal or surrender of Contract Value in the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

((1 + i) / (1 + j))n – 1

where:

n =	the number of months until the Immediate Installment for a particular Flexible Purchase Payment will be transferred to the Subaccount

i =	the original interest rate we used for the Immediate Installment when you made the Flexible Purchase Payment to the Immediate Installment Account

j =	the current interest rate we use for a new Flexible Purchase Payment of (m/12) years that we currently make available for the Immediate Installment Account ((m/12) is rounded up to a whole number of years)

m =	the number of months until the last Immediate Installment for that Flexible Purchase Payment will be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment plus the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

EXAMPLES:

EXAMPLE 1	Example of Withdrawal from Immediate Installment Account

Assuming:

•	At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

•	On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

•	Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

•	Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

•	You have no value in the Guarantee Account;

•	You have not previously withdrawn amounts from the Immediate Installment Account;

•	You request a partial withdrawal of $2000 at the end of year 2;

•	At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

•	At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 plus 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

Transfers for the initial Flexible Purchase Payment will be reduced by $12.90  ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment  will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

EXAMPLE 2	The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

The example assumes a Flexible Purchase Payment of $90,524 (without premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

Valuation Day	Beginning of Month Value (before Market Value Adjustment and transfer)	Immediate Installment Transfer Amount	Beginning of Month Value (before Market Value Adjustment and after transfer)	Level Monthly Interest Rate at Purchase	Current Level Monthly Interest Rate	Current Market Value Adjustment Amount	Immediate Installment Account Value	Access Charge Percentage	Surrender Value

Date of Purchase	$90,524	$1,000	$89,524	0.5%	0.5%	$ 0	$89,524	6%	$84,153

1 Month after Purchase	$89,971	$1,000	$88,971	0.5%	0.4167%	$ 4,093	$93,064	6%	$87,480

2 Months after Purchase	$89,416	$1,000	$88,416	0.5%	0.5833%	$(3,791)	$84,625	6%	$79,547

3 Months after Purchase	$88,858	$1,000	$87,858	0.5%	0.5%	$ 0	$87,858	6%	$82,587

EXAMPLE 3

The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

	Immediate Installment Future Value	Months Until Transfer	Level Monthly Interest Rate at Purchase	Present Value at Purchase Rate	Current Level Monthly Interest Rate	Current Market Value Adjustment Factor	Current Market Value Adjustment	Present Value of Immediate Installment

	$1,000	118	0.5%	$557.92	0.4167%	.10284	$56.86	$614.78

	$1,000	117	0.5%	$560.71	0.4167%	.10192	$56.64	$617.34

	$1,000	116	0.5%	$563.51	0.4167%	.10101	$56.40	$619.92

	...	...	0.5%	...	0.4167%	...	...	...

	...	...		...		...	...	...

		...		...		...	...	...

	$1,000	2	0.5%	$990.07	0.4167%	.00166	$1.64	$991.71

	$1,000	1	0.5%	$995.02	0.4167%	.00083	$.83	$995.85

	$1,000	0	0.5%	$1,000.00	0.4167%	0	$0	$1,000.00

TOTAL PRIOR TO TRANSFER	$119,000			$89,971.44			$4,093.06	$94,064.50

TOTAL AFTER TRANSFER	$118,000			$88,971.44			$4,093.06	$93,064.50

•	The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

Number of Years Remaining on Each Flexible Purchase Payment Until the Date Established for Installment Transfers to End	Access Charge (as a percentage of Immediate Installment Account Value withdrawn)

6 and more	6%
5 but less than 6	5%
4 but less than 5	4%
3 but less than 4	3%
2 but less than 3	2%
1 but less than 2	1%
0 but less than 1	1%

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

(1)	the amount of the partial withdrawal or surrender minus any access charge; minus

(2)	any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

(1 minus the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

Waiver of Surrender and Access Charges.    We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value to one of the following Optional Payment Plans:

(1)	Plan 1 (Life Income with Period Certain);

(2)	Plan 2 (Income for a Fixed Period of 10 or more years); or

(3)	Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan.

See the “Optional Payment Plans” provision in this prospectus.

In addition, you may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the “Death Benefit Upon Death of An Owner Before the Annuity Commencement Date” provision in this prospectus.

ASSET CHARGE

We deduct from the Subaccount an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

MONTHLY BILLING FEE	If you do not make your Scheduled Purchase Payment by means of an electronic fund transfer payment, we will charge a $10 billing fee each month. We will add the monthly billing fee to the amount of your Scheduled Purchase Payment, and deduct the charge from your payment before we apply that Scheduled Purchase Payment to the Subaccount.

DEDUCTIONS FOR TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, annuity payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of your state. The premium tax generally ranges from 0.0% to 3.5%.

PURCHASE PAYMENTS FOR THE OPTIONAL RIDERS

The cost of the optional riders varies based on the Annuitant’s age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with your Scheduled Purchase Payments. (See the “Fee Tables” for the maximum charge assessed for the Optional Riders.)

OTHER CHARGES AND DEDUCTIONS

The Total Return Fund of GE Investments Funds, Inc. incurs certain fees and expenses. To pay for these charges, the Total Return Fund of GE Investments Funds, Inc. makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund of GE Investments Funds, Inc.

We also assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment and a $10 monthly billing fee from the date of the partial withdrawal to the date of repayment for any Scheduled Installments withdrawn from the Subaccount. See “The Contract” and the “Surrenders and Partial Withdrawals” provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the “Sales of the Contract” provision in this prospectus.

The Death Benefit

DEATH BENEFIT UPON DEATH OF AN OWNER BEFORE THE ANNUITY COMMENCEMENT DATE	If any Owner, other than a spousal Joint Owner (or Annuitant other than a spousal Joint Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary. (See the “Required Distributions” provision in this prospectus.) The amount of proceeds available is the Death Benefit.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary’s instructions, subject to distribution rules and termination of contract provisions described elsewhere.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the “Optional Payment Plans” provision in this prospectus.

DEATH BENEFIT AMOUNT	The Death Benefit equals the greater of:
•	the sum of Purchase Payments received (excluding payments made for any available optional riders) minus partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

•	the Contract Value (including any Market Value Adjustment) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

REQUIRED DISTRIBUTIONS	In certain circumstances, federal tax law requires that distributions be made under the contract upon the first death of:

•	an Owner or Joint Owner; or

•	the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

(1)	Owner or Joint Owner;

(2)	Primary Beneficiary;

(3)	Contingent Beneficiary; or

(4)	Owner’s estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the “Distribution Rules” provision below.

DISTRIBUTION RULES

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

•	Spouses — If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, unless the contract is a Qualified Contract, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

•	Non-Spouses — If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

(1)	receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

(2)	receive the Death Benefit at any time during the five year period following the date of death. See the “Requesting Payments” provision in this prospectus;

(3)	apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or 2. The first Income Payment must be made no later than one year after the date of death. Also, the Income Payment period must be either the lifetime of the Designated Beneficiary or for a period not exceeding the Designated Beneficiary’s life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (Option 2 above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse’s death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary’s estate.

Under payment choices (1) and (2), the contract will terminate when we pay the Death Benefit. Under payment choice (3), this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from (1) above to purchase a new contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Missed Scheduled Installments will still be due.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If any Annuitant dies after the Annuity Commencement Date, Monthly Income Payments will be made as stated in the section discussing monthly income benefits. See the “Benefits at Annuity Commencement Date” provision in this prospectus.

Benefits at Annuity Commencement Date

You must select an Annuity Commencement Date on your application. This date cannot be any later than the contract anniversary following the Annuitant’s 90th birthday (or younger Annuitant’s 90th birthday in the case of Joint Annuitants). Once the contract is issued, your Annuity Commencement Date may not be changed, unless your contract was purchased pursuant to an Annuity Cross Funding Program. If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same and not later than the Annuity Commencement Date shown on this contract when the contract is issued. Consequently, under limited circumstances, the Annuity Commencement Date may be changed for contracts issued pursuant to an Annuity Cross Funding Program, if the Owner (or Annuitant, if the Owner is a non-natural person) submits to the Home Office, in writing and the new Annuity Commencement Date established is prior to the original Annuity Commencement Date but at least 10 years after the contract is issued.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date, we will pay you or your designated payee the Monthly Income Payments described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)’ age(s) used to determine the first Annual Variable Income Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life annuity payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life annuity payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND Monthly Income Payments were being made under a life annuity payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if Monthly Income Payments are being paid under a life annuity payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of Monthly Income Payments, payments will continue to be made to the Annuitant’s named Beneficiary(ies) for a period of 10 more years.

We determine your Monthly Income Payments based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

•	the amount of your Contract Value on the Annuity Commencement Date; and

•	the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

(1)	dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

(2)	multiplying the result by the applicable annuity purchase rate.

This amount is then “applied” to “acquire” Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date (or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund of GE Investments Funds, Inc. does not value its shares). The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period (or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund of GE Investments Funds, Inc. does not value its shares) by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

(a)	equals the Annuity Unit value for the preceding Valuation Period; and

(b)	equals (i) x (ii) where:

(i)	is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

(ii)	is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

Guaranteed Minimum Income Payments

IF THE GUARANTEED MINIMUM INCOME PAYMENT IS IN EFFECT

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount plus interest), your Monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

You may elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you intend to receive a lump sum on or before the Annuity Commencement Date, this contract may not be suitable for your needs. Please consult your advisor as to the suitability of this contract. We offer other contracts with various fees and charges that may be more appropriate for you if you intend to receive your Contract Value in a lump sum on the Annuity Commencement Date.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the “Benefits at Annuity Commencement Date” provision. If the initial Monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial Monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

(a)	is zero (0); and

(b)	is 12 times the Guaranteed Minimum Income Payment minus 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the Monthly Income Payments for that Annuity Year.

For Monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

(a)	is the subsequent Calculated Level Monthly Income Benefit minus 1/12 of any value in the Adjustment Account as of the date of the last Monthly Income Payment; and

(b)	is the Guaranteed Minimum Income Payment.

For subsequent Monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

(a)	is zero (0); and

(b)	is the value of the Adjustment Account as of the date that we determined the last Monthly Income Payment, plus 12 times the actual subsequent Monthly Income Payment, minus 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount’s gain until you have paid back the Adjustment Account.

REDUCED GUARANTEED MINIMUM INCOME PAYMENTS

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the “Default Date.” You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

•	Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, plus interest at an effective annual rate of 6% and any applicable monthly billing fees. (You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the “Reinstatement” provision in this prospectus.); and/or

•	Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, plus interest at an effective annual rate of 6% and any applicable monthly billing fees.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund of

GE Investments Funds, Inc. does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

(a)	is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

(b)	is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract’s Data Pages; and

(c)	is the Guaranteed Minimum Income Payment (as shown on your contract’s Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition, if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest (and including any applicable monthly billing fees), then you will lose your right to Guaranteed Minimum Income Payments; we will not further reduce your Guaranteed Minimum Income Payments as described above.

IF THE GUARANTEED MINIMUM INCOME PAYMENT IS NOT IN EFFECT

If the Guaranteed Minimum Income Payment is not in effect you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the “Benefits at Annuity Commencement Date” provision. There will be no Adjustment Account established.

Optional Payment Plans

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. If you surrender the contract and select Plan 1, Plan 2 (with a certain period of 10 or more years), or Plan 5, then the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax (i.e., the Surrender Value with the surrender and access charge added back in).

The amount we apply to calculate Income Payments is net of premium tax. During the Annuitant’s life, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. If the Designated Beneficiary is the surviving spouse of the deceased person and a Joint Annuitant, no Death Benefit is payable and the contract will continue with the surviving spouse as sole Owner and Annuitant. See “The Death Benefit” provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the “Death Benefit” provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

Fixed Income Payments.    We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner’s death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Variable Income Payments.    We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any Owner’s death or a surrender. We will calculate your variable Income Payments in the manner described above under the “Benefits at Annuity Commencement Date” provision of this prospectus.

Optional Payment Plans.    The contract provides five Optional Payment Plans, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 are also available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

Plan 1 — Life Income with Period Certain.    This option guarantees annual payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

Plan 2 — Income for a Fixed Period.    This option guarantees annual payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

Plan 3 — Income of a Definite Amount.    This option provides annual payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

Plan 4 — Interest Income.    This option provides for annual payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

Plan 5 — Joint Life and Survivor Income.    This option provides for us to make annual payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant’s death, on surrender, or on the contract’s Annuity Commencement Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, 3 or 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within seven days in accordance with the “Surrenders and Partial Withdrawals” provision. If payments under Optional Payment Plans 2, 3 or 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings.    The Federal income tax law does not tax any increase in an Owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply. Such requirements include that:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Variable Account must be “adequately diversified” in accordance with regulations of the Internal Revenue Service (“IRS”); and

•	the contract’s Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts not owned by an individual — no tax deferral and loss of interest deduction.    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value over the annual Purchase Payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxable on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax adviser.

Investments in the Variable Account must be diversified.    For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as the Variable Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of the Total Return Fund of GE Investments Funds, Inc. (we only indirectly control such investments through an affiliated company), we expect that the Total Return Fund of GE Investments Funds, Inc. will comply with IRS regulations so that the Variable Account will be considered “adequately diversified.”

Age at which annuity payments must begin.    Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payments, of the contract’s Purchase Payments paid and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment.    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and surrenders.    A partial withdrawal occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent of the gain in your contract, i.e., the excess of your Contract Value before the partial withdrawal over your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income. In applying the above rules, it is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract or to benefits under the Disability Benefit Rider Option.

Assignments and pledges.    The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial withdrawal of such amount or portion.

Gifting a contract.    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract” (as defined above). In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of annuity payments.    The Code imposes tax on a portion of each annuity payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your annuity payment.

Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the “investment in the contract.” If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The Owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age.

Taxation of cross funded annuity contracts.    You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

(1)	this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

(2)	amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

(3)	if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

(4)	distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

Taxation of Death Benefits.    We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract’s Annuity Commencement Date.

•	Before the Contract’s Annuity Commencement Date. The Death Benefit is taxed in the same manner as annuity payments, if the Death Benefit is received under an optional payment plan.

If not received under an optional payment plan, the Death Benefit is taxed in the same manner as a surrender.

•	After the Contract’s Annuity Commencement Date. The Death Benefit is excludable from income to the extent that it does not exceed the unrecovered “investment in the contract, provided the Death Benefit is received in accordance with the existing optional payment plan.” All annuity payments in excess of the unrecovered “investment in the contract” are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered “investment in the contract” at the time of payment.

Penalty taxes payable on partial withdrawals, surrenders, or annuity payments.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrenders or annuity payments that:

•	you receive on or after you reach age 59 1/2;

•	you receive because you became disabled (as defined in the tax law);

•	you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

•	are received on or after the death of the Owner.

Special rules if you own more than one contract.    In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, surrender, or partial withdrawal that you must include in income. For example:

•	if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a surrender, partial withdrawal or annuity payment that you must include in income; and

•	the amount that might be subject to a penalty tax.

Tax treatment of benefits provided by rider option.    So long as you do not elect to participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in annuity payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits received under the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. We believe that benefits from this rider should be taxable upon the Annuity Commencement Date, but it is possible that amounts could be subject to tax earlier. The investment in the contract generally would be increased by any amount that is taxable.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will tax report that portion of any benefit payment which we believe is subject to tax with respect to all the rider benefits.

Section 1035 exchanges.    Under section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon death of a non-spousal Joint Owner, the Contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called “Qualified Contracts.” We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

The Federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

Types of Qualified Contracts.    At present, the contract may only be used in conjunction with qualified corporate employee pension and profit-sharing plans (“401(a) plans”), including “401(k) plans” and qualified annuity plans (“403(a) plans”).

Terms of qualified plans and Qualified Contracts.    The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans.    Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended (“ERISA”). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions;

penalties; duties of fiduciaries prohibited transactions; and withholding, reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract’s terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Minimum Income Payments.    Distributions from Qualified Contracts generally must satisfy certain required “minimum distribution rules.” It is unclear whether variable annuity payments subject to the contract’s Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification.

Treatment of Qualified Contracts compared with Non-Qualified Contracts.    Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

•	the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant’s compensation.

Under qualified plans, the Owner must begin receiving payments from the contract in certain minimum amounts by a certain age (April 1 of the calendar year following the later of attainment of age 70 1/2 or retirement).

Amounts received under Qualified Contracts.    Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no “investment in the contract” and you must include the total amount you receive in your income. Additional Federal taxes may be payable in connection with a Qualified Contract. For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions.    The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, the following exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or annuity payment:

•	received on or after the Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

•	received as reimbursement for certain amounts paid for medical care.

Additional exceptions may be taxable.

Moving money from one Qualified Contract or qualified plan to another.
Rollovers and transfers:    In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions in certain circumstances for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan.

Direct rollovers.    The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from section 401(a) plans, section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or annuity payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within seven days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within seven days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to six months from the date we receive your payment request.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

(1)	to your Designated Beneficiary directly in the form of a check; or

(2)	by establishing an interest bearing account for the Designated Beneficiary called the “GE Secure Access Account” in the amount of the Death Benefit.

When establishing the GE Secure Access Account we will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the Designated Beneficiary with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

We may delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Sales of the Contract

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the contracts. Pursuant to this agreement, CBC serves as principal underwriter for the contracts, offering them on a continuous basis. CBC is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 15% of your first year Scheduled Purchase Payments and 6% of your Flexible Purchase Payments. We may, on occasion, pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first Contract Year.

The amount of commissions we pay may vary based on the optional benefits an Owner may elect when he or she purchases the contract. We may offer a range of initial commission and trail commission options (which will take into account, among other things, the length of time Purchase Payments have been held under the contract, Contract Values, and elected features and benefits).

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and investment expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to the Variable Account.

Additional Information

OWNER QUESTIONS	The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE	Within the 15-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to our Home Office at:

GE Life and Annuity Assurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received plus any adjustments required by applicable law or regulation on the date we receive the contract, but without reduction for any surrender charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 15 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund of GE Investments Funds, Inc., as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the 1933 Act, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Variable Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from contractholders in excess of alleged contractual obligations and equitable rescission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

GE Life and Annuity Assurance Company

BUSINESS

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA” or “GE Capital Assurance”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, the Harvest Life Insurance Company (“Harvest”) merged into us on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received our common stock in exchange for its interest in Harvest.

We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are one of a number of subsidiaries of GE Financial Assurance, a holding company that, through its subsidiaries, provides consumers financial security solutions by selling a wide variety of insurance, investment and retirement products, and consumer protection packages primarily in North America and Asia. GE Financial Assurance’s product offerings are divided along four major segments of consumer needs:

(1)	Wealth Accumulation and Transfer;

(2)	Mortgage Insurance;

(3)	Lifestyle Protection and Enhancement; and

(4)	Auto and Home Insurance.

As an integral part of GE Financial Assurance, we are able to leverage the strengths of a global organization. We do so to offer consumers a wide variety of products through the convenience of diverse distribution channels. In addition, we are able to utilize GE Financial Assurance’s centers of excellence to provide world-class customer service within a competitive cost structure.

Our financial information, including the information contained in this prospectus, report filed on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to such reports, may be viewed at the United States Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. or at the SEC’s Internet site at www.sec.gov.

OWNERSHIP

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by GE Capital Assurance and Federal. GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The remaining shares of our outstanding common stock are owned by Phoenix Life Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Capital on December 31, 2002, which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

On March 5, 2003, GE Capital contributed all of GE Financial Assurance outstanding common stock to GEI, Inc., a newly formed holding company. GEI, Inc., is a wholly owned subsidiary of GE Capital.

All guarantees under the contract are made by GE Life and Annuity Assurance Company. No guarantees are made by GE Capital Assurance, Federal, Phoenix, GE Financial Assurance, GE Capital, GEI, Inc. or GE.

STRATEGY	We believe that the following trends have increased and will continue to increase the demand for innovative retirement products and services to solve financial needs and challenges:

•	changes in demographics such as the increased number of baby boomers entering middle and late middle age;

•	longer life expectancies due to healthy lifestyles and medical advances;

•	the reduction in government- and employer-sponsored benefit programs; and

•	growth of the new middle income classes and the shift towards consumers taking control of their own investment, retirement and protection needs.

Our strategy, which is integrated with the strategy of GE Financial Assurance’s other insurance companies, is designed to meet the consumers’ financial needs created by these trends by offering a broad array of insurance and investment products and services through our two primary channels of distribution.

Our approach to this opportunity is to maintain distinct product and distribution capabilities designed to deliver innovative products and services to help consumers invest, protect and retire. Most of our products are targeted at middle- to upper-income consumers. To date, we have operated entirely in the United States.

Our strategy is to be a consumer financial solutions provider through:

•	intense customer focus;

•	expansion of product and distribution channels through core business growth; and

•	cost and speed competitiveness.

These elements are further supported by a strong foundation of operating fundamentals. Our strategy consists of the following four elements:

•	Customer Focus. We focus on two sets of customers:

(1)	consumers; and

(2)	distribution partners/producers.

Our core concept is to be customer needs driven and to simplify consumers’ financial lives. To accomplish this, we offer not only products but also financial planning tools and education to enable personalized solutions that provide options and choices for consumers and their advisors. By providing financial solutions for every stage of a consumer’s life, either directly or through our affiliates, we believe we will differentiate ourselves from our competitors and create an affinity with customers that will translate into lifetime relationships. In addition, we focus on continuously expanding the support services and technology offered to our distribution channels.

•	Growth. This element begins with our focus on driving core business growth, building our distribution capabilities, and maintaining a broad range of fresh, innovative products and services. We focus on key customer groups and distribution channels that are well positioned to maximize marketplace penetration. We believe that our customers are becoming increasingly sophisticated in assessing their needs for savings, insurance and retirement. Our products and services are designed to meet needs based on input from consumers and the distributors who service them. To enable us to obtain this input, we endeavor to create and maintain direct contact with our key consumer and distribution groups. We see branding as increasingly important in the competitive financial services industry. We therefore actively promote the GE brand, which is highly attractive to consumers and distributors.

Our distribution strategy is focused on penetrating our targeted markets through two types of distribution methods:

—	intermediaries; and

—	career or dedicated sales forces.

Through each distribution method, we believe core growth will be driven by the following factors:

—	strong product development;

—	disciplined marketing and sales;

—	expansion of specific distribution relationships; and

—	selective cross marketing of products.

In addition, we believe our commitment to technology investments has allowed us to capitalize on two fundamental opportunities to further accelerate our growth:

(1)	making our existing businesses and ways of serving consumers more effective by being faster and more cost efficient; and

(2)	creating entirely new product and service capabilities or processes to build new ways of reaching consumers and our distributors.

Although our primary focus will be on increasing our sales of existing products by enhancing our marketing, new product development and service capabilities, and driving distribution efficiency, we will continue to consider opportunities to enter new markets. We believe entry into these new markets will be accomplished through:

—	development of new products for sale through existing or new channels;

—	creation of new distribution segments; and

—	alliances with entities with presence in attractive markets or distribution channels.

•

Cost and Speed Competitiveness.     We recognize that consolidation in the financial services industry will create fewer, but larger, competitors. Our ability to effectively compete will be dependent upon many factors, including our ability to maintain operating scale and reduce our expenses through areas such as eliminating duplicate functions, utilizing affiliates in lower cost locations (such as India) to centralize back office processes, leveraging buying power, and the use of enhanced technology to achieve operational efficiencies. In addition, we believe the speed and responsiveness of business processes is critical to being competitive. While we believe that the diversity of GE Financial Assurance’s distribution channels is also a competitive advantage, we recognize the need to coordinate our efforts with our affiliates to provide a unified face to our customers and distributors. We are committed to service excellence through the implementation of quality initiatives and technology to provide timely and efficient response to all consumer inquiries, needs and requests. In addition, we are continuously analyzing means by which we can leverage technology. We believe the benefits from this initiative include improved customer service, expanded product and service offerings, and increased operating efficiency for both our customers and us. We believe that our continued success will be predicated upon our ability to achieve game-changing efficiencies through the use of new technologies, digital processes and the Internet.

•	Strong Foundation of Operating Fundamentals. Our dedication to providing quality products to our customers rests on maintaining a strong risk management, compliance, and controllership focus. We believe this focus provides a solid foundation for our successful execution of our business strategy. Risk management, compliance and controllership processes and practices have been a long-standing strength of ours. We have developed processes and practices appropriate for our operating businesses by leveraging the experience of the GE system. We maintain a dynamic system of internal controls designed to ensure financial reporting, appropriate design of products and management of in-force blocks of business, sound investment management, adherence to compliance and regulatory practices, protection of physical and intellectual property, and efficient use of resources.

Products

WEALTH ACCUMULATION AND TRANSFER PRODUCTS	Our products are divided along two of GE Financial Assurance’s four segments of consumer needs:
—	Wealth Accumulation and Transfer; and

—	Lifestyle Protection and Enhancement.

Customers use Wealth Accumulation and Transfer products as vehicles for accumulating wealth, often on a tax-deferred basis, providing income during retirement, transferring wealth to beneficiaries or providing a means to replace the insured’s income in the event of premature death.

Our principal product lines under the Wealth Accumulation and Transfer segment are:

—	deferred annuities (variable and fixed);

—	institutional stable value products (guaranteed investment contracts (“GICs”) and funding agreements); and

—	life insurance (universal, variable and interest sensitive).

DEFERRED ANNUITIES

Premiums related to single and flexible premium deferred annuities are reported as deposit liabilities in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Variable Annuities.    A variable annuity has an accumulation period and a payout period. The main difference from fixed annuities is that the contract owner can place all or a portion of their premiums in a separate account maintained for variable annuities, distinct from our general assets and liabilities. Assets held in separate accounts supporting variable annuity contracts aggregated $6,962.5 million, $8,739.5 million and $10,112.6 million, at December 31, 2002, 2001, and 2000, respectively. Our deposit liabilities not held in the separate account for variable annuities (i.e., amounts included in future annuity and contract benefits on the Consolidated Balance Sheets) were $1,929 million, $1,319 million and $541 million for December 31, 2002, 2001 and 2000, respectively. Our deposits received for variable annuities during these same periods were $1,595 million, $2,279 million, and $3,152 million, respectively.

Contract owners have the discretion to allocate their premiums among several available subaccounts (which invest in portfolios of mutual funds), as well as a fixed account, which is part of the general account assets. The cash surrender value of a variable annuity policy depends on how long payments have been in the policy and the performance of the underlying funds in which the contract owner has allocated assets.

There is no guaranteed minimum rate of return in the subaccounts. Similarly, during the variable annuity’s payout period, the payments distributed may fluctuate with the performance of the underlying subaccounts selected (a fixed annuity payout may also be available depending upon the individual contract provisions). Variable annuities provide us with fee-based revenue in the form of mortality and expense charges, as well as administrative fees charged to assets allocated to the separate account.

Many of our variable products include guaranteed minimum death benefit (“GMDB”) features. As of December 31, 2002, the account value of these products was approximately $8,685 million, with related death benefit exposure of $2,287 million. Approximately 73% of this in-force exposure is reinsured. At December 31, 2002, policies with GMDB features not covered by reinsurance, had an account value of $2,383 million and a related death benefit risk of $409 million. In addition to reinsurance, we establish reserves equal to the accumulated value of the charges for the benefit less any death benefit claims. These reserves are then tested stochastically, using historical return and volatility parameters, to ensure that they are adequate. We evaluate our pricing of the GMDB features and seek price increases when appropriate. Due to reinsurers withdrawing from the market place and revising their quoting processes, we do not anticipate reinsurance to be a viable method of transferring risks for new business in the future.

We have not offered, and do not anticipate offering, variable annuity products with guaranteed minimum income benefits that:

(i)	allow the customer an option whether to exercise the guarantee after the contract has been issued;

(ii)	allow the customer to allocate assets among multiple subaccounts; and

(iii)	allow the customer to time the market with lump sum investments.

These types of products are sometimes referred to as Guaranteed Minimum Income Benefit (“GMIB”) products. In addition, we have not offered variable annuity products with guaranteed minimum accumulation benefits, which are sometimes referred to as Guaranteed Minimum Accumulation Benefit (“GMAB”) products.

One of our variable annuities, the GE Retirement Answer (“GERA”) annuity, does guarantee a minimum income stream at the end of the accumulation period. However, GERA does not have the other features of a GMIB product described above. GERA is a variable deferred annuity that has a minimum 10-year scheduled purchase payment period. The customer must select the annuitization date at the time of application. The purchase payments are systematically allocated to a single underlying balanced investment portfolio managed by an affiliate. If a contract owner makes the required scheduled payments, they are guaranteed a minimum income stream at the end of the accumulation period. This payment stream may be higher than the minimum based upon the performance of the underlying separate accounts of the product. GERA was a new product in 2002 and our deposits received were $60.7 million. GERA has a different risk profile than the GMIB products discussed above. Purchase payments are invested in a single, balanced portfolio, avoiding the potential concentration of investment risk in less diversified sub-accounts. The scheduled purchase payments automatically “dollar cost average” the investments during the accumulation period. This dollar cost averaging provides some protection against significant losses during periods of market volatility. GERA also has a ten-year minimum accumulation period and a minimum ten-year payout period, providing further protection against short term market volatility.

Fixed Annuities.     A fixed single premium deferred annuity (“SPDA”) provides for a single premium payment at time of issue, an accumulation period, and an annuity payout period at some future date. A flexible premium deferred annuity (“FPDA”) provides the same features but allows the owner to make additional payments into the contract. Initially, we credit the account value of the annuity with interest earnings at a current interest rate (the crediting rate) that is guaranteed for a period of time. After this period, the crediting rate is subject to change based on prevailing market rates and product profitability. Each contract also has a minimum guaranteed rate. The accrual of interest during the accumulation period is generally on a tax-deferred basis to the contract owner. After the number of years specified in the annuity contract, the owner may elect to have the proceeds of the annuity as a single payment, a specified income for life, or a specified income for a fixed number of years. The owner is permitted at any time during the accumulation period to withdraw all or part of the premium paid plus the amount credited to his or her account subject to contract provisions which vary from product to product, such as surrender charges and market value adjustments. Our deposit liabilities for fixed annuities as of December 31, 2002, 2001 and 2000 were $944.9 million, $1,030 million, and $1,158 million, respectively. Our deposits received for the same periods were $59.2 million, $99.2 million, and $1.2 million, respectively.

At least once each month, we establish an interest-crediting rate for our new fixed SPDA policies and new deposits into FPDA policies. In determining our interest-crediting rate on new deposits, management considers our competitive position, prevailing market rates, and the profitability of the annuity products. After contract issue, we maintain the initial crediting rate for a minimum period of one year. Thereafter, we may adjust the crediting rate not more frequently than once per year for a given deposit. Interest rates credited on our in-force SPDA and FPDA policies ranged from 3.0% to

6.1% during 2002. All of our fixed annuity products have minimum guaranteed crediting rates ranging from 3.0% to 4.0% for the life of the contract.

A subset of our fixed annuities is the fixed market value adjusted deferred annuity (“MVA”). This annuity is an SPDA with an MVA feature that increases or decreases the surrender value of the contract in the event that a contract owner surrenders the annuity prior to the end of the guarantee term. The MVA reflects changes in interest rates since the beginning of the guarantee term, thereby protecting us from losses due to higher interest rates at the time of surrender. Our MVA annuities generally have terms of 5, 7, 8, and 10 years. Interest rates credited on our in-force MVA policies ranged from 3.0% to 6.5% during 2002. In 2002, we issued MVA policies that had surrender charges of 6.0% of the account value starting in the year of policy issue and will decrease to zero at the annuity commencement date (generally age 90 or 10 years after issue). The owner may withdraw the previous 12 months of interest without penalty. At least once each month, we establish an interest-crediting rate for new MVA policies. In determining our interest-crediting rate on new policies, management considers our competitive position, prevailing market rates, and the profitability of the MVA annuity product. After policy issue, we maintain the initial crediting rate for the guarantee period. Thereafter, the policy may renew into any guarantee term from those that we offer. The minimum guaranteed crediting rate for the MVA annuity product is 3%

for the life of the policy. The fixed MVA annuity was a new product in 2002. Our deposit liabilities as of December 31, 2002 were $47.9 million and our deposits received for the year ended December 31, 2002 were $47.1 million.

INSTITUTIONAL STABLE VALUE PRODUCTS

GICs are purchased by Employee Retirement Income Security Act (“ERISA”) qualified benefit plans, including but not limited to, 401(k) plans where plan participants elect a stable value option. Funding agreements operate substantially similarly to GICs, are purchased by institutional accredited investors for various kinds of funds and accounts that are not ERISA qualified. Examples of purchasers include money market funds, bank common trust funds, and other corporate and trust accounts. Our deposit liabilities for institutional stable value products as of December 31, 2002, 2001, and 2000 were $5,263 million, $5,960 million, and $5,568 million, respectively. Our sales for the years ended December 31, 2002, 2001 and 2000 were $724.9 million, $1,361 million, and $1,945 million, respectively.

GICs typically credit interest at a fixed interest rate and have a fixed maturity typically ranging from 2 to 6 years. A small percentage of our GICs (based on dollar amount) use an index instead of a fixed rate. Both rates and maturities are set at the time of sale. Substantially all GICs allow for the payment of benefits at contract value to ERISA plan participants in the event of death, disability, retirement, or change in investment election. We underwrite these risks before issuing a GIC to a plan. We rarely pay out under these options. In addition, we require plans buying our GICs to have certain restrictions on participant transfers to money market and similar funds in order to reduce disinter-mediation risk. Our GICs can also be terminated prior to their maturity by the contract owner, but only after an adjustment to the contract value for changes in the level of interest rates and the application of a significant penalty (net payment amount may not exceed contract value).

Funding agreements credit interest at a rate that is indexed to U.S. Dollar LIBOR (London Interbank Offered Rate) or that is fixed at the time of purchase. Indexed funding agreements are typically renewed annually, however, a majority of these contracts contain a “put” provision through which either the company or the contract owner can terminate the funding agreement after giving notice within the contract’s specified notice period (generally a period of 90 days or less). The aggregate amount of outstanding funding agreements with put option features were approximately $1,875 million and $2,323 million as of December 31, 2002 and 2001, respectively. We have established a committed line of credit with GNA Corporation, an indirect parent, to provide liquidity in the event of an unusual level of early terminations. We have an aggregate amount outstanding of $685 million of funding agreements that contain no early termination provision and are used by contract owners to back notes they issue to investors.

The risk management process for funding agreements requires controls on both the liabilities and the assets supporting this product. The liabilities have limits on exposure to a customer, on “put” exposure to individual customers and on the overall portfolio put exposure. Further, we have established limits for exposure to asset types, maturity terms, index mismatch and quality ratings. Collectively, we believe these risk management approaches provide for sound product line liquidity.

LIFE INSURANCE

We offer permanent life insurance products that provide protection for the entire life of the insured and allow for cash value accumulation. These products include variable life, variable universal life (“VUL”), interest-sensitive whole life insurance (“ISWL”), and universal life insurance (“UL”). Our life insurance policies provide a death benefit payable upon death of the insured. Owners of permanent insurance pay premiums that are applied to account value, net of any expense charges. We deduct from the account value cost of insurance charges, which vary by age, gender, plan and class of insurance. We determine our cost of insurance each year in advance, which is subject to a maximum stated in each policy. The owner may access account value through policy loans, partial withdrawals, and full surrender of the policy. Some withdrawals and surrenders are subject to surrender charges. Our annualized premiums of life insurance in-force for the years ended December 31, 2002, 2001, and 2000 were $211.8 million, $238.8 million, and $265.9 million, respectively. First year premiums received for these same periods were $28.1 million, $37.5 million, and $47.3 million, respectively.

We credit the account value for ISWL and UL policies with interest at an interest rate we determine in advance and generally guarantee for a policy year at a time. Policies have a minimum credited interest rate, which varies by policy and ranges from 4.0% to 5.5%. ISWL and UL differ in two major ways. ISWL requires the contract owner to pay a fixed premium we determine each year, while UL allows a contract owner to determine the amount of premium to be paid, subject to certain minimum and maximum values. Also, the ISWL death benefit is fixed at issue, while the contract owner may decrease and (subject to evidence of good health) increase the death benefit on a UL policy.

The main difference between variable life insurance and VUL from non-variable life insurance is that the policyholder can place all or a portion of their premiums in a separate account that is maintained for the relevant variable life insurance policies and that is distinct from our general assets and liabilities. Assets held in separate accounts supporting variable life insurance policies aggregated $220.3 million, $254.8 million, and $280.6 million at December 31, 2002, 2001 and 2000, respectively. Policyholders may elect to allocate their premiums among several investment subaccounts with varying degrees of risk and investment objectives. A variable life or VUL insurance policy’s cash surrender value depends on the policy’s age and the performance of these underlying funds. There is no guaranteed minimum rate in the subaccount component of variable life insurance. Variable life and VUL insurance policies provide us with fee-based revenue in the form of mortality and expense fees and administrative fees charged to the separate account and/or the policyholder’s account.

LIFESTYLE PROTECTION AND ENHANCEMENT PRODUCTS

Customers use Lifestyle Protection and Enhancement products to protect their income and assets from the adverse economic impacts of significant health care costs.

Our principal product line under the Lifestyle Protection and Enhancement segment is accident and health insurance. The primary product in this line is Medicare supplemental insurance. Our Medicare supplemental insurance covers all Medicare eligible expenses incurred for hospitalization to the extent not covered by Medicare. These products are sold to individuals through career agents.

PRODUCTS/ SERVICE CENTERS	Our primary product service centers for creating and servicing our products are as follows:

—	the annuity and institutional stable value product businesses operate primarily in Richmond, Virginia; and

—	the life insurance and accident and health business operates primarily in Lynchburg, Virginia.

We leverage GE Financial Assurance’s global presence to support these service centers through an affiliate’s operations in India. The Indian operations provide call center support, internet assistance, and new business administration to promote cost efficiencies and to enhance customer service.

RATINGS

Ratings with respect to financial strength have become an important factor in establishing the competitive position of insurance companies. Ratings are important to maintaining public confidence in us and our ability to market our products. The following reflects ratings for each of the rating agency’s opinion of our financial strength, operating performance and ability to meet our obligations to policy holders.

A.M. Best Rating	S&P Rating	Moody’s Rating
A+ (superior)	AA (very strong)	Aa2 (excellent)

Marketing and Distribution

We currently distribute our products through two primary channels:

—	intermediaries, such as banks, securities brokerage firms, brokerage general agencies (“BGAs”), financial planning firms, accountants, affluent market producers, and specialized brokers; and

—	career or dedicated sales forces.

GE Financial Assurance has developed a web portal called GEFinancialPro.com for our distribution channels and for those of our affiliates. This web portal improves productivity for financial intermediaries and agents by enabling business submissions, account tracking, and status updates through the Internet. In addition, GE Financial Assurance has developed The GE Financial Service site, GEFinancialService.com, for intermediaries and consumers. The GE Financial Service site provides similar services for these customers, giving them the ability to change everything from addresses to investment accounts online.

INTERMEDIARIES

Banks and Securities Brokerages.    Banks and securities brokerage firms are a significant channel for our fixed and variable annuities, and life insurance products. This channel is focused on the growing retirement income market and has increased the sales force to capture a larger share of the variable annuity marketplace.

Approximately 26% of our variable annuity product sales in 2002 were through two national stock brokerage firms. However, we do not believe that the loss of such business would have a long-term adverse effect on our business and operations due to our competitive position in the marketplace, the availability of business from other distributors, the growth of the independent broker-dealer and financial planner channels, and our mix and penetration of other products.

BGAs.    We, as well as our affiliates, distribute many of our products through more than 300 independent insurance brokerage firms located throughout the United States. These BGAs market our products through licensed insurance agents or brokers, who also represent other companies. We believe our consistent commitment to this system has helped us earn a reputation as a leading provider of insurance products among BGAs.

Financial Planners, Accountants, and Affluent Market Producer Groups.    We sell some of our products through financial planners, accountants, and affluent market producer groups. These groups emphasize providing investment and insurance products to middle and upper income individuals. We believe that financial planners, accountants, and affluent market producer groups present a sound opportunity for growth within the intermediary distribution channel.

Specialized Brokers.    We sell GICs via fund managers, employee benefit investment advisors, directly to employee benefit plans and through GIC brokers. We sell funding agreements directly, as well as through brokers.

CAREER OR DEDICATED SALES FORCES

Our career or dedicated sales forces consist primarily of non-employees who sell our products on an exclusive basis. All non-employee dedicated sales force agents are affiliated with an insurance agency. We compensate dedicated sales forces primarily on a commission basis.

These agents develop customized solutions for customers’ future financial requirements by using our annuity and life insurance products. They offer customers financial profiles to assist their understanding and development of financial objectives. They identify prospective customers through:

—	direct mail solicitation;

—	educational seminars;

—	policyholder referrals; and

—	targeted promotions linked to our national advertising campaigns.

Competition

We operate in a highly competitive environment. We believe GE Financial Assurance has assembled a unique collection of products and distribution channels, in which we participate. However, there are competitors that also have assembled a similar array of financial products and have similar strategic goals. We believe that the principal competitive factors in the sale of insurance and annuity products are:

—	product features;

—	commission structure;

—	perceived stability of the insurer;

—	issuer financial strength ratings;

—	service;

—	name recognition;

—	price; and

—	cost efficiency.

Many other companies are capable of competing for sales in our target markets. Our ability to compete is affected in part by our ability to provide competitive products and quality service to the consumer, general agents, licensed insurance agents, and brokers. However, we believe that we compete primarily on the basis of our high level of customer focus, our brand and financial strength, and our competitively priced products.

Risk Management, Compliance, and Controllership

We maintain a strong commitment to risk management and compliance. For example, our commitment to risk management processes, compliance and controllership processes includes requiring underwriting of all new products and reviews of all existing product performance, both of which are reviewed by a team of risk managers and actuaries. In addition, both internal and external periodic reviews of our products, internal processes and pricing strategies are conducted. We also have obtained Insurance Marketplace Standards Association (“IMSA”) certification and have committed to engrain compliance into each and every business function that touches our customers. Our compliance objective is not to just comply with rules and regulations but also demonstrate a level of business integrity that instills consumer trusts in our products and in the insurance industry in general. We were awarded the American Council of Life Insurers highest award for integrity, the ACLI Integrity First Award, for the second straight year.

We maintain a dynamic system of disclosure controls and procedures, including internal controls over financial reporting designed to ensure reliable financial record-keeping, transparent financial reporting and disclosure, and protection of physical and intellectual property. We utilize internal auditors who conduct various audits each year. Senior management oversees the scope and results of these reviews. We continuously reinforce key employee responsibilities around the world through GE’s integrity policies, our “Spirit & Letter,” which requires compliance with law and policy, including financial integrity and avoiding conflicts of interest. These integrity policies are provided to each employee. The team of internal auditors conducts extensive inquiries into compliance with these policies. A strong compliance culture requires employees to raise concerns and prohibits retribution for doing so. All employees, including top management, are accountable for compliance with integrity policies.

We are keenly aware of the importance of full and open presentation of our financial position and operating results. To facilitate this, we maintain a Disclosure Committee, which consists of senior executives who possess exceptional knowledge of our business. We have asked this Committee to evaluate our disclosure controls and procedures, as well as the completeness and accuracy of our financial disclosures, and to report their findings to us.

Underwriting

Insurance underwriting involves a determination of the type and amount of risk that an insurer is willing to accept. Our underwriters evaluate each policy application on the basis of the information provided by the applicant and others. We follow detailed and uniform underwriting practices and procedures, including using certified digital underwriting applications, designed to properly assess and quantify risks before issuing coverage to qualified applicants. The long-term profitability of our products is affected by the degree to which future experience deviates from these assumptions.

Reserves

We establish and carry as liabilities actuarially determined reserves that are calculated to meet our future obligations. Future benefit liabilities for traditional long-duration life insurance contracts and accident and health insurance are based on assumptions with regard to interest, mortality, morbidity, and voluntary withdrawal, and were determined at the date of issue of the policy or date of acquisitions, and may include margins for adverse deviation. These assumptions are appropriate for the contracts being valued, and are computed such that the reserve amounts, together with additions from premiums to be received and with interest on such reserves compounded annually at certain rates, are expected to be sufficient to meet our policy obligation for withdrawal, morbidity and death.

Future benefit liabilities for non-traditional long duration contracts such as interest sensitive life, variable annuities and variable life insurance, are generally based on policy owner account values, to include premiums collected, interest credited, deduction of policy charges and market performance. Reserves for guaranteed minimum death benefits for variable annuities are based on accumulated charges less claims. Reserves include contract reserves, unearned premiums due and unpaid premiums, premium deposits, claims reported but not yet paid, and claims incurred but not reported.

The stability of non-traditional and long duration contract reserves on contracts such as interest sensitive life, variable annuities and variable life insurance is enhanced by policy restrictions on the withdrawal of funds. Withdrawals in excess of allowable penalty-free amounts are generally assessed a surrender charge during a penalty period ranging up to 10 years. Depending on the product, the basis for surrender charges can be a percentage of premium, a percentage of accumulation value, or a factor related to face amount of insurance. Such percentages and factors generally decrease gradually during the penalty period. Surrender charges are set at levels to protect us from loss on early terminations. This lengthens the effective duration of policy liabilities and improves our ability to maintain profitability on such policies. For traditional long duration contracts, funds are either not available for withdrawal or are based on fully withdrawable fixed tables of surrender values.

Reinsurance

We follow the industry practice of reinsuring (ceding) portions of our insurance risks with reinsurance companies. The use of reinsurance permits us to write policies in amounts larger than the risk we are willing to retain on any one life, and also to continue writing a larger volume of new business. The maximum amount of individual life insurance we normally retain on any one insured with an issue age up to and including age 75 is $1 million and for issue ages over 75 is $100,000. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for our Guaranteed Minimum Death Benefit options offered in some variable annuities. We cede insurance primarily on a “treaty” basis, under which risks are ceded to a reinsurer on specific blocks of business where the underlying risks meet certain predetermined criteria. To a lesser extent, we cede insurance risks on a “facultative” basis, under which the reinsurer’s prior approval is required on each risk reinsured. The types of reinsurance we use do not discharge us from liability on the insurance ceded. We are required to pay the full amount of our insurance obligations regardless of whether we are entitled or able to receive payments from the reinsurer. We do not have significant concentrations of reinsurance risk with any one reinsurer.

Regulation

GENERAL REGULATION AT STATE LEVEL

Our insurance business is subject to comprehensive state regulation and supervision throughout the United States. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to, among other things:

—	licensing to transact business;

—	licensing agents;

—	admitting of assets;

—	regulating premium rates;

—	approving policy forms;

—	regulating unfair trade and claims practices;

—	establishing reserve requirements and solvency standards;

—	fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values;

—	restricting certain transactions between affiliates; and

—	regulating the type, amounts, and valuations of investments permitted.

State statutory and regulatory restrictions limit the amount of dividends or distributions an insurance company may pay to its shareholders without regulatory approval.

Virginia, our state of domicile, allows insurance companies domiciled in the state to pay dividends up to the lesser of 10% of prior year statutory surplus or 100% of prior year statutory net gain from operations. Dividends paid or distributed within any twelve consecutive months in excess of the prescribed limits are deemed extraordinary and require formal approval by the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance (the “Commission”).

Virginia insurance laws provide that no person may acquire control of us without the prior approval of the Commission. Any person who acquires beneficial ownership of 10% or more of our voting securities would be presumed to have acquired control. However, the Commission may, upon application, determine otherwise.

We are required to file detailed annual statements with the Commission and with insurance supervisory departments in each of the jurisdictions in which we do business. Our operations and accounts are subject to examination by these departments at regular intervals. We prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Commission, our principal insurance regulator. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations, and general administrative rules.

The NAIC has established risk-based capital (“RBC”) standards to determine the amount of Total Adjusted Capital (as defined by the NAIC) that an insurance company must have, taking into account the risk characteristics of such company’s investments and liabilities. The formula establishes a standard of capital adequacy that is related to risk. The RBC formula establishes capital requirements for four categories of risk:

—	asset risk;

—	insurance risk;

—	interest rate risk; and

—	business risk.

For each category, the capital requirements are determined by applying specified factors to various assets, premium, reserve, and other items, with the factor being higher for items with greater underlying risk and lower for items with less risk. The formula is used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized companies for the purpose of initiating regulatory action. At December 31, 2002, we had total adjusted capital in excess of amounts requiring company action or any level of regulatory action at any prescribed RBC Level.

REGULATORY INITIATIVES	State insurance regulators and the NAIC are continually re-examining existing laws and regulations, with a specific focus on:

—	insurance company investments and solvency issues;

—	risk-adjusted capital guidelines;

—	interpretation of existing laws;

—	development of new laws;

—	implementation of non-statutory guidelines; and

—	circumstances under which dividends may be paid.

These initiatives may be adopted by the various states in which we are licensed. However, the ultimate content and timing of any statutes and regulations adopted by the states cannot be determined at this time. It is impossible to predict the future impact of changing state and federal regulations on our operations. In addition, there can be no assurance that existing or future insurance-related laws and regulations will not become more restrictive.

REGULATION AT FEDERAL LEVEL

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including financial services regulation, pension regulation, and federal taxation, can significantly and adversely affect the insurance industry and our business.

For example, the federal government has from time to time considered other legislative or regulatory changes that could affect us. This includes:

—	legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products;

—	changes in ERISA regulations; and

—	the alteration of the federal income tax structure.

The ultimate effect of any of these changes, if implemented, is uncertain. However, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

Another recent example is the implementation of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). HIPAA established various requirements related to health benefit plans including medical, dental, and long-term care insurance plans. It generally applies to insurers, providers, and employers. When enacted in 1996, its initial focus was on health benefit plan portability. HIPAA also contains administrative simplification and privacy provisions that were designed to encourage the electronic exchange of health care information and the protection of personal health information. The privacy provisions are to be implemented through regulations issued by the Secretary of Health and Human Services, which regulations were issued in December 2000. The earliest compliance date for the new regulations is April 2003. HIPAA provides for significant fines and other penalties for wrongful disclosure of protected health information. We have modified certain aspects of our infrastructure and procedures to comply with the new requirements. However, we do not expect these changes to have a material impact on our business.

SECURITIES LAWS

Some of our policies and contracts are subject to regulation under the federal securities laws administered by the SEC and certain state securities laws. Some of our separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Some of our annuity contracts and all of our variable life insurance policies are registered under the Securities Act of 1933, as amended. Distribution of our variable products is subject to broker-dealer regulation by the SEC and the NASD.

Federal and state securities laws and regulations are primarily intended to benefit owners of our variable annuity and variable life insurance products. These laws and regulations generally grant supervisory agencies broad administrative powers, including the power to limit or restrict the carrying on of business for failure to comply with these laws and regulations. In such event, the possible sanctions that may be imposed include suspension of individual employees, suspension or revocation of one or more registered separate account’s registration as an investment company, censure, and fines.

ERISA

Some of our products are purchased by qualified employee benefit plans. With respect to employee tax favored retirement plans subject to ERISA, Congress periodically has considered amendments to the law’s federal preemption provision which would expose us, and the insurance industry generally, to state law causes of action, and accompanying extra-contractual (e.g., punitive) damages in lawsuits involving, for example, group life and group disability claims. To date, all such amendments to ERISA that would be expected to significantly affect our business have been defeated.

FORWARD-LOOKING STATEMENTS

This documents includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements which represent our belief regarding potential investments gains and losses, recoverability of intangible assets, the effects of competition, the impact of adopting accounting rules, the risk profile of our products, the effectiveness of our liability assets management program, and the adequacy of reserves. These statements are based on our current expectation and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic, business, competitive market, and regulatory factors. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future developments or otherwise.

Properties

We conduct our business from various facilities, all of which are leased except for one building in Richmond, Virginia, which we own.

Selected Financial Data

The following selected financial data should be read in conjunction with our consolidated financial statements and the related notes to these financial statements.

	Years Ended December 31,
	2002	2001	2000	1999	1998
Total Investments	$11,591.0	$11,779.1	$10,655.4	$9,033.6	$8,163.3
Separate Account Assets	7,182.8	8,994.3	10,393.2	9,245.8	5,528.7
Total Assets	20,348.1	22,452.7	22,612.5	19,957.3	14,760.9
Policyholder Liabilities(1)	18,402.8	20,250.0	20,631.9	18,558.3	13,339.9
Shareholders’ Interest	1,704.2	1,582.2	1,474.7	1,205.7	1,293.8
Total Revenues	1,045.4	1,134.4	1,153.4	1,017.9	939.0
Income Before Cumulative Effect of Change in Accounting Principle	115.8	129.6	163.1	107.9	105.8
Net Income(2)	115.8	123.9	163.1	112.9	105.8

(1)	Policy owner liabilities consist of future annuity and contract benefits, liability for policy and contract claims, other policy owner liabilities and separate account liabilities.
(2)	At January 1, 2001, we recorded $(5.7) cumulative effect of adopting SFAS No. 133, Accounting for Derivatives Instrument and Hedging Activities. At January 1, 1999, we recorded $5.0 cumulative effect of adopting Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance Related Assessments.

Management’s Discussion and Analysis of Results of Operations and Financial Condition

The following analysis of the consolidated financial condition and results of our operations should be read in conjunction with our Consolidated Financial Statements and the notes thereto included herein.

OPERATING RESULTS	Year Ended December 31, 2002 Compared to Year Ended December 31, 2001

Overview.    Net earnings before cumulative effect of change in accounting principle in 2002 were $115.8 million, a $13.8 million, or 10.6% decrease from 2001. The decline in the equity markets has adversely impacted our product fee revenues and resulted in an increased amortization expense of deferred acquisition costs on certain variable annuity products. Declining interest rates during the year have resulted in lower investment yields on our fixed maturity portfolio, partially offset by reduced interest crediting rates to our contract holders. In addition, general expenses were lower as a result of cost savings initiatives.

Net Investment Income.    Net investment income decreased $98.7 million, or 14.1%, to $600.2 million in 2002 from $698.9 million in the prior year. These decreases are primarily a result of a decrease in weighted average investment yields to 5.23% in 2002 from 6.51% in 2001 due to the overall declining interest rate environment in addition to a block of floating rate securities included in the portfolio. This decrease was partially offset by higher levels of average invested assets ($11,784 million in 2002 as compared to $11,031 million in 2001).

Net Realized Investment Gains.    Net realized investment gains increased $26.2 million to $55.3 million in 2002 from $29.1 million in 2001. Net investment gains (losses) are comprised of gross investment gains and gross investment (losses). For 2002, gross gains and (losses) were $181.1 million and $(125.8) million, respectively. Included in these gains were $17.6 million related to a securitization transaction conducted by our indirect parent. Impairment losses recognized for 2002 were $77.4 million ($48.8 million after tax) including $40.6 million ($25.6 million after tax) from the telecommunications and cable industries, of which $29.5 million ($18.6 million after taxes) was recognized in the second quarter following the events relating to WorldCom, Inc. For 2001, gross gains and (losses) were $100.5 million and $(71.4) million, respectively. Included in the gross realized investment losses are other than temporary declines in value of $24.1 million (including $15.4 million related to Enron in 2001). We seek to offset investment losses realized from other than temporary impairments and portfolio repositioning with investments gains.

Variable Product Fees.    Variable product fees decreased $17.2 million or 13.1% to $113.9 million in 2002 from $131.1 million in 2001. The decrease in variable product fees primarily resulted from a decline in the daily average separate account values as a result of unfavorable conditions in the equity markets.

Interest Credited.    Interest credited decreased $71.7 million, or 13.4%, to $462.1 million in 2002 from $533.8 million in 2001. This decrease was a result of overall lower crediting rates and lower floating rate liabilities in the institution stable value products, offset in part by an increase in the liabilities of the fixed account investment option of our variable annuity products.

Our weighted average crediting rates for annuities decreased to 4.29% in 2002 from 4.73% in 2001. Our weighted average crediting rates for interest-sensitive life products increased to 5.78% in 2002 from 5.75% in 2001. Changes in our base crediting rates are implemented in response to changes in market conditions, the prevailing interest rate environment, contractual provisions and other factors. We monitor market conditions closely and reset interest crediting rates as deemed appropriate in accordance with the terms of the underlying contracts. During the year, the crediting rates on a number of fixed annuity blocks were reduced to their guaranteed minimum crediting rates.

Benefits and Other Changes in Policy Reserves.    Benefits and other changes in policy reserves include both activity related to future policy benefits on long-duration life and health insurance products as well as claims cost incurred during the year under these contracts. In addition, the bonus feature of our bonus variable annuity products is initially accounted for as a benefit. These amounts decreased $4.1 million or 2.2% to $178.2 million in 2002 from $182.3 million in 2001. The decrease is a result of lower sales of our bonus variable annuity products offset in part by higher levels of mortality on our life insurance products in 2002 compared to the prior year and to a non-recurring release of reserves for life insurance products taken in 2001.

Commission Expenses.    Commission expense decreased $50.6 million, or 31.1%, to $112.1 million in 2002 from $162.7 million in 2001. This decrease was primarily a result of a decline in variable annuity sales attributable to unfavorable conditions in the equity markets and a change in product mix to a lower commission product within the variable annuity line.

General Expenses.    General expenses were $103.5 million in 2002, a decrease of $25.2 million or 19.5% from the 2001 expense of $128.7 million. The decrease is primarily the result of reduced compensation and other cost savings initiatives resulting from integration and consolidation activities.

Amortization of Intangibles, Net.    Amortization of intangibles decreased $16.6 million, or 31.6%, to $35.9 million in 2002 from $52.5 million in 2001. The decrease is a result of a reduction in acquired insurance and annuity contracts and the discontinuation of goodwill amortization with the adoption of SFAS 142 on January 1, 2002. Goodwill amortization in 2001 amounted to $7 million.

Change in Deferred Acquisition Costs, Net.    Deferred acquisition costs include costs and expenses that vary with and are primarily related to the acquisition of insurance and investment contracts. These costs and expenses include commissions, printing, underwriting, policy issuance costs and the bonus feature of certain variable annuity products. Under U.S. GAAP, these costs are deferred and recognized, over time, in relation to either the premiums or gross profits from the underlying contracts. The change in deferred acquisition costs changed $120.2 million, to $(5.1) million in 2002 from $(125.3) million in 2001. This change is primarily a result of a decrease in commission and acquisition costs resulting from a decline in variable annuity sales and an additional $39.6 million amortization expense resulting from adverse equity market performance.

Provision for Income Taxes.    Provision for income taxes decreased $27.2 million or 38.8% to $42.9 million in 2002 from $70.1 million in 2001. Our effective tax rate of 27.0% in 2002 was 8.1 percentage points lower than the effective tax rate of 35.1% in 2001. The decrease is primarily attributable to the tax impact in 2002 of discontinued amortization on non-deductible goodwill, dividend received deductions, and the impact of recurring permanent items on lower pre-tax net income.

Year Ended December 31, 2001 Compared to
Year Ended December 31, 2000

Overview.    Net income before cumulative effect of change in accounting principle was $129.6 million in 2001, a $33.5 million, or 20.5% decrease from 2000. The largest factor contributing to this decrease was the decline in fee revenue from our variable annuity product line. We did not experience a material loss in connection with the events of September 11th.

Net Investment Income.    Net investment income decreased $10.0 million, or 1.4%, to $698.9 million in 2001 from $708.9 million in 2000. The decrease was primarily a result of a decrease in weighted average yield rates to 6.51% in 2001 from 7.47% in 2000. This decrease was partially offset by higher levels of average invested assets ($11,031 million at year end 2001 as compared to $9,842 million at year end 2000).

Net Realized Investment Gains.    Net realized investment gains were $29.1 million in 2001 and $4.3 million in 2000. Net investment gains are comprised of gross investment gains and gross investment (losses), respectively, of $100.5 million and $(71.4) million in 2001 and $29.3 million and $(25.0) million in 2000. These changes in gross realized investment gains and losses are related to our ongoing review of our investment portfolio positions which vary with market and economic conditions. We seek to offset investment losses realized from other than temporary impairments and portfolio repositioning with investment gains.

Included in the 2001 gross realized investment gains is $17.0 million resulting from the securitization of certain financial assets. Included in the gross realized investment losses are other than temporary declines in value of $24.1 million and $12.6 million in 2001 and 2000, respectively (including $15.4 million related to Enron in 2001).

Premiums.    Premiums, which include premium revenues from traditional life, life contingent annuity contracts, and accident and health policies decreased $7.9 million, or 6.8%, to $108.4 million in 2001 from $116.3 million in 2000. This decrease was primarily a result of lower levels of renewal premiums on term and whole life policies.

Variable Product Fees.    Variable product fees decreased $17.6 million to $131.1 million in 2001 from $148.7 million in 2000. The decrease primarily resulted from a decline in separate account values as a result of unfavorable conditions in the equity markets in 2001.

Other Income.    Other income, which includes surrender fee income, decreased $8.4 million, or 17.1%, to $40.8 million in 2001 from $49.2 million in 2000. This decrease primarily relates to the recapture of certain credit accident and health reinsurance policies upon termination of a reinsurance arrangement with an affiliate, which resulted in a significant, non-recurring increase in other income in the 2000 period.

Interest Credited.    Interest credited increased $1.2 million, or 0.2%, to $533.8 million in 2001 from $532.6 million in 2000. This increase was a result of additional sales of institutional stable value products, life products, and annuity products. The growth in interest credited reflected the increase in policy reserves for these products and higher average crediting rates.

Our weighted average crediting rates for annuities increased to 4.73% in 2001 from 4.69% in 2000. Our weighted average crediting rates for interest-sensitive life products increased to 5.75% in 2001 from 5.68% in 2000. Changes in our base crediting rates are implemented in response to changes in market conditions, the prevailing interest rate environment, contractual provisions, and other factors. We monitor market conditions closely and reset interest crediting rates as deemed appropriate in accordance with the terms of the underlying contracts.

Benefits and Other Changes in Policy Reserves.    Benefits and other changes in policy reserves include both activity related to future policy benefits on long-duration life products and health products as well as claim costs incurred during the year under such contracts. In addition, the bonus feature of our bonus variable annuity products is initially accounted for as a benefit. Benefits and other changes in policy reserves decreased $41.3 million to $182.3 million in 2001 from $223.6 million in 2000. This decrease was a result of lower sales of our bonus variable annuity products as well as a decline in whole life and term life sales.

Commission Expenses.    Commission expense decreased $66.6 million, or 29.0%, to $162.7 million in 2001, from $229.3 million in 2000. This decrease was primarily a result of a decline in variable annuity sales. This decline in sales was attributable to the unfavorable conditions in the equity markets which generally lowered demand for variable products.

General Expenses.    General expenses increased $4.3 million, or 3.5%, to $128.7 million in 2001 from $124.4 million in 2000. This increase was primarily as result of increases in sales related to expenses and certain training costs associated with our productivity initiatives.

Amortization of Intangibles, Net.    Amortization of intangibles increased $7.3 million, or 16.2%, to $52.5 million in 2001 from $45.2 million in 2000. The increase primarily resulted from an adjustment to the PVFP amortization in 2000 to reflect an anticipated change in underlying gross profits of the related business. Adjustment to PVFP amortization occurs in the ordinary course of business.

Change in Deferred Acquisition Costs, Net.    Deferred acquisition costs include costs and expenses that vary with and are primarily related to the acquisition of insurance and investment contracts. These costs and expenses include commissions, printing, underwriting, policy issuance costs and the bonus feature of certain variable annuity products. Under U.S. GAAP, these costs are deferred and recognized, over time, in relation to either the premiums or gross profits from the underlying contracts. The change in net deferred acquisition costs changed $112.4 million, or 47.3%, to $(125.3) million in 2001 from $(237.7) million in 2000. This decrease is primarily a result of lower variable annuity sales.

Provision for Income Taxes.    Our provision for income taxes decreased $2.8 million, or 3.8% to $70.1 million in 2001 from $72.9 million in 2000. Our effective tax rate of

35.1% in 2001 was 4.2 percentage points higher than the effective tax rate of 30.9% in 2000. The higher effective tax rate in 2001 was primarily the result of an intercompany agreement with an affiliate which assumed, on a non-recourse basis, the liability for certain tax exposure items in 2000.

SEGMENTS OPERATIONS

WEALTH ACCUMULATION AND TRANSFER SEGMENT	The following table sets forth certain summarized financial data for our Wealth Accumulation and Transfer segment for the years ended December 31, 2002, 2001 and 2000.
	For the Years Ended December 31,
	2002	2001	2000
Revenues:
Net investment income	$597.4	$695.8	$703.5
Net realized investment gains	55.3	29.1	4.3
Premiums	44.8	48.2	55.3
Other revenues	284.2	297.8	316.2

Total revenues	981.7	1,070.9	1,079.3

Benefits and expenses:
Interest Credited	461.9	533.8	532.6
Benefits and other changes in policy reserves	132.6	140.3	182.7
Other operating costs and expenses	224.9	195.4	134.6

Total benefits and expenses	819.4	869.5	849.9

Income before income taxes, and cumulative effect of change in accounting principle (operating income)	$162.3	$201.4	$229.4

Year Ended December 31, 2002 Compared to
Year Ended December 31, 2001

Total revenues in this segment decreased $89.2 million to $981.7 million for 2002 from $1,070.9 million in 2001. The decline in revenues is primarily attributable to lower weighted average investment yields resulting from the overall declining interest rate environment in addition to a block of floating rate securities included in the portfolio. These decreases were partially offset by higher levels of average invested assets and higher investment gains. The unfavorable equity market performance also impacted variable product fees (included in other revenues) which decreased as a result of lower daily average separate account values. Among our principal product lines in this segment, sales of deferred variable annuities decreased 30.0% in 2002 to

$1,595 million from $2,279 million in 2001. This decrease was primarily attributable to the unfavorable equity market performance in 2002. Sales of institutional stable value products decreased 47.0% to $724.9 million in 2002 from $1,361 million in 2001. This was primarily due to market constraints and increased focus of sales through an affiliate. Sales of deferred fixed annuities decreased by $40 million to $59.2 million in 2002 from $99.2 million in 2001. This decrease was primarily attributable to an $85.6 million decline in Single Premium Deferred Annuity and Flexible Premium Deferred Annuity sales, which we are not actively selling, offset by a $47.1 million increase in new product sales of Market Value Adjustment products.

Operating income from this segment represented 102.3% and 100.9% of our total operating income for years ended December 31, 2002 and 2001, respectively. Our operating income from the Wealth Accumulation and Transfer segment decreased

19.4% in 2002 to $162.3 million from $201.4 million in 2001. This decrease primarily resulted from unfavorable equity markets which lowered revenues offset in part by lower interest credited, lower commission and acquisition costs resulting from the decline in the variable annuity sales, and an additional adjustment of $39.6 million made to amortization expense resulting from the equity market performance. The discontinuation of goodwill amortization with the adoption of SFAS 142, lower reduced compensation, and other cost saving initiatives resulting from integration and consolidation activities also reduced expenses in 2002.

Year Ended December 31, 2001 Compared to
Year Ended December 31, 2000

Total revenues in this segment decreased $8.4 million to $1,070.9 million for 2001 from $1,079.3 million in 2000. This decrease was primarily a result of lower fee income from our variable products. Among our principal product lines in this segment, sales of deferred variable annuities decreased 27.7% in 2001 to $2,279 million from $3,152 million in 2000. This decrease was primarily attributable to the unfavorable equity market performance in 2001. Sales of GICs and funding agreements decreased 18.8% to $1,547 million in 2001 from $1,904 million in 2000. This decrease was primarily a result of reaching internal underwriting limits with some of our major customers. Sales of deferred fixed annuities increased to $99.2 million in 2001 from $1.2 million in 2000. The higher sales of deferred fixed annuities in 2001 were primarily attributable to sales of products designed for two national stock brokerage firms through which we had not previously sold fixed annuities.

Operating income from this segment represented 100.9% and 97.2% of our total operating income for the years ended December 31, 2001 and 2000, respectively. Our operating income from the Wealth Accumulation and Transfer segment decreased 12.2% in 2001 to $201.4 million from $229.4 million in 2000. These changes were attributable primarily to declining variable product fees earned on separate account assets as a result of unfavorable conditions in the equity markets.

LIFESTYLE PROTECTION AND ENHANCEMENT SEGMENT	The following table sets forth certain summarized financial data for our Lifestyle Protection and Enhancement segment for the years ended December 31, 2002, 2001 and 2000.
	For the Years Ended December 31,
	2002	2001	2000
Revenues:
Net investment income	$2.8	$3.1	$5.4
Premiums	60.5	60.2	61.0
Other revenues	0.4	0.2	7.7

Total revenues	63.7	63.5	74.1

Benefits and expenses:
Interest credited, benefits and other changes in policy reserves	45.8	42.0	40.9
Other operating costs and expenses	21.5	23.2	26.6

Total benefits and expenses	67.3	65.2	67.5

Income (loss) before income taxes, and cumulative effect of change in accounting principle (operating income (loss))	$(3.6)	$(1.7)	$6.6

Year Ended December 31, 2002 Compared to
Year Ended December 31, 2001

Total revenues were relatively unchanged in the Lifestyle Protection and Enhancement segment, $63.7 million in 2002 compared to $63.5 million in 2001. Medicare supplement is the principal product in this segment. Medicare supplement sales totaled $47.7 million in 2002 compared to $47.8 million in 2001.

Operating loss from this segment represented (2.3)% and (0.9)% of our total results for the years ended December 31, 2002 and 2001, respectively. Our operating loss from this segment increased $(1.9) million in 2002 to $(3.6) million from $(1.7) million in 2001. The increase in operating loss is primarily a result of slightly higher benefits paid for Medicare supplemental insurance partially offset by the discontinuation of goodwill amortization with the adoption of SFAS 142.

Year Ended December 31, 2001 Compared to

Year Ended December 31, 2000

Total revenues in the Lifestyle Protection and Enhancement segment decreased $10.6 million, or 14.3% in 2001 to $63.5 million from $74.1 million in 2000. This decrease resulted from a decline in other revenues caused by the recapture in 2000 of certain credit accident and health reinsurance previously ceded to an affiliate, which resulted in a significant, non-recurring increase in other income in the 2000 period.

Operating (loss) income from this segment represented (0.9)% and 2.8% of our total results for the years ended December 31, 2001 and 2000, respectively. Our operating (loss) income from this segment decreased 125.8% in 2001 to $(1.7) million from $6.6 million in 2000. The decrease resulted from a decline in other revenues caused by the recapture of certain credit accident and health reinsurance as described above, which resulted in a significant, non-recurring increase in other income in the 2000 period.

Capital Resources and Liquidity

STATEMENT OF FINANCIAL POSITION

Total Investments.    Total investments decreased $188.1 million, or 1.6% at December 31, 2002 from December 31, 2001. The decrease was primarily a result of sales of fixed maturity portfolio investments to fund the excess of maturing contracts as compared to deposits from new sales.

Investment securities comprise mainly investment grade debt securities. Investment securities were $10,073.9 million, including gross unrealized gains and losses of $258.6 million and $235.8 million, respectively at December 31, 2002 ($10,577.4 million, including gross unrealized gains and losses of $191.6 million and $228.2 million, respectively, as of December 31, 2001). Market value for these purposes is defined by relevant accounting standards and should not be viewed as a forecast of future gains or losses. We estimate that available gains, net of hedging position and estimated impairment of intangibles and other assets, could be as much as $89 million.

We regularly review investment securities for impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline, and the financial health and specific prospects for the issuer. Of securities with unrealized losses at December 31, 2002, approximately $51 million is at risk of being charged to earnings in the succeeding twelve months. Impairment losses recognized for 2002 were $77.4 million ($48.8 million after tax), primarily related to the telecommunications and cable industries, of which, $29.5 million ($18.6 million after tax) was recognized in the second quarter of 2002 following the WorldCom, Inc. bankruptcy.

Separate Account Assets and Liabilities.    Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity and variable life contract holders. As of December 31, 2002, we held $7,182.8 million of separate account assets. The decrease of $1,811.5 million, or 20.1%, from $8,994.3 million at December 31, 2001 was related primarily to the overall decreased market value of the underlying investment funds.

Future Annuity and Contract Benefits.    Future annuity and contract benefits decreased $203.8 million, to $10,771.5 million at December 31, 2002 from $10,975.3 million at December 31, 2001. The decrease is primarily attributable to the institutional stable value liability decline, which resulted from maturities exceeding new sales. This decrease is partially offset by an increase in liabilities for the variable annuity fixed account investment option resulting in a shift in consumer preference to fixed annuities as a result of adverse equity markets.

INTEREST RATE MANAGEMENT

Interest rate changes may affect the sale and profitability of our annuity, universal life, and other investment products. For example, if interest rates rise, competing investments (such as annuities or life insurance offered by our competitors, certificates of deposit, mutual funds and similar instruments) may become more attractive to potential purchasers of our products. We may be forced to adjust certain crediting rates on our line of products in order to meet competitive pressures. We constantly monitor interest earnings on existing assets and yields available on new investments and sell policies and annuities that permit flexible responses to interest rate changes as part of our management of interest spreads.

We use derivative financial instruments to mitigate or eliminate certain financial and market risks, including those related to changes in interest rates. As a matter of policy, we do not engage in derivative market-making, speculative derivative trading, or other speculative derivatives activities. More detailed information regarding these financial instruments, as well as the strategies and policies for their use, is contained in Notes 1 and 10 to the Consolidated Financial Statements.

We have managed our exposure to changes in interest rates, in part, by matching the duration of our investment portfolio assets with the duration of our liabilities. Established practices require that derivative financial instruments relate to specific asset or liability transactions or to currency exposure, if any.

Market fluctuations could negatively affect the business. Significant changes in equity market performance expose insurance companies to the risk of not earning anticipated policy fees from variable products, accelerating amortization of deferred acquisition costs, or requiring additional liabilities for death benefits exceeding the policy owner account balance. If the equity markets fail to improve, we may recognize additional amortization of deferred acquisition costs. Market fluctuations may also increase trade volumes that could expose insurers to gains or losses in traded securities underlying their separate accounts. Declining market returns may result in lower sales of certain of our variable products.

We are exposed to prepayment risk in certain of our business activities, such as in our investment portfolio and annuities activities. We use swaptions to mitigate prepayment risk. These swaptions are governed by the credit risk policies described below and are transacted in either exchange-traded or over-the-counter markets.

Counterparty credit risk is managed on an individual counterparty, which means that gains and losses are netted for each counterparty to determine the amount at risk. When a counterparty exceeds credit exposure limits in terms of amounts owed to us, typically as a result of changes in market conditions (see table below), no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. All swaps are executed under master swap agreements containing mutual credit downgrade provisions that provide the ability to require assignment or termination in the event either party is downgraded below A3 or A-.

Swaps, purchased options, and forwards with contractual maturities longer than one year are conducted within the credit policy constraints provided in the table below. We may, however, enter into derivative transactions for durations of five years or longer with lower rated counterparties (Moody’s Aa3 and S&P’s AA-) if the agreements governing such transactions require both us and the counterparties to provide collateral in certain circumstances.

Counterparty Credit Criteria	Credit rating Standard & Poor’s
Term of transaction
Between one and five years	AA-
Greater than five years	AAA
Credit exposure limits
Up to $50 million	AA-
Up to $75 million	AAA

The conversion of interest rate risk into credit risk results in a need to monitor counterparty credit risk actively. At December 31, 2002 and 2001, there were no notional amounts of long-term derivatives for which the counterparty credit criteria was rated below AA-.

Following is an analysis of credit risk exposures as of December 31, 2002:

Percentage or Notional Derivative Exposure by Counterparty Credit Rating

Moody’s
Aaa	66%
Aa	34%

The SEC requires that registrants provide information about potential effects of changes in interest rates. Although the rules offer alternatives for presenting this information, none of the alternatives is without limitations. The following discussion is based on so-called “shock-tests,” which model effects of interest rate and currency shifts on the reporting company. Shock tests, while probably the most meaningful analysis permitted, are constrained by several factors, including the necessity to conduct the analysis based on a single point in time and by their inability to include the extraordinarily complex market reactions that normally would arise from the market shifts modeled. While the results of shock tests for changes in interest rates, as described below, may have some limited use as benchmarks, they should not be viewed as forecasts.

One means of assessing exposure to interest rate changes is a duration-based analysis that measures the potential loss in net earnings resulting from a hypothetical decrease in interest rates of 100 basis points across all maturities (sometimes referred to as a “parallel shift in the yield curve”). Under this model, with all else held constant, we estimate that such a decrease, including repricing in the securities portfolio, would decrease the 2003 net earnings by approximately $5.8 million based on year-end 2002 positions.

STATEMENT OF CHANGES IN SHAREHOLDERS’ INTEREST

Shareholders’ interest increased $122 million to $1,704.2 million at December 31, 2002 from $1,582.2 million at December 31, 2001. This increase was largely attributed to net income during the year of $115.8 million.

LIQUIDITY

The principal liquidity requirements for our insurance operations are our contractual obligations to contract holders and annuitants. Contractual obligations include payments of claims under outstanding insurance policies and annuities, contract withdrawals and surrender benefits. The primary sources for meeting these contractual obligations are investment activities and cash generated from operating activities. We maintain a committed credit line with an indirect parent, GNA, of $500 million to provide liquidity to meet normal variation in cash requirements. In addition, GE Financial Assurance has an aggregate borrowing line of credit of $2.5 billion with GE Capital.

For the years ended December 31, 2002, 2001 and 2000 cash flows provided by (used in) operating and certain financing activities were $(242.2) million, $1,110.2 million, and $1,328.4 million, respectively. These amounts include net cash provided by (used in) financing activities relating to investment contract issuances accounted for as deposit liabilities under U.S. GAAP and redemptions of $(577.5) million, $554.9 million and $327.6 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The nature and quality of the various types of investments purchased by a life insurance company must comply with the statutes and regulations imposed by the various jurisdictions in which those entities are incorporated. Following is a breakdown of the credit quality of the our fixed maturity portfolio at December 31, 2002.

BBB/Baa or above	88.2%
BB/Ba and below	4.9%
Not rated	6.9%

Total portfolio	100%

Certain securities, such as private placements, have not been assigned a rating by any rating service and are, therefore, categorized as “not rated.” This has neither positive nor negative implications regarding the value of the security.

Certain of our products contain provisions for charges for surrender of, or withdrawals from, the policy. At December 31, 2002 and December 31, 2001, approximately 66% and 74%, respectively, of our annuity contracts were subject to surrender charges or contained non-surrender provisions. Certain of our funding agreements have termination provisions.

Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Dividends in excess of the prescribed limits or the earned surplus are deemed extraordinary and require formal state insurance department approval. We are able to pay $26.1 million in dividends in 2003 without obtaining regulatory approval. See the “Insurance Regulation — Regulation at State Level” provision in this prospectus.

One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of its alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

The discussion below describes GE Capital sponsored and qualifying special purpose entities.

Structure.    Our current securitization process uses entities that meet the accounting criteria for Qualifying Special Purpose Entities (“QSPEs”). Among other criteria, a QSPE’s activities must be restricted to passive investment in financial assets and issuance of beneficial interests in those assets. Under U.S. GAAP, entities meeting these criteria are not consolidated in the sponsor’s financial statements. We sell selected financial assets to the QSPEs. Examples to date have included policy loans, fixed maturities and commercial mortgage loans. On the whole, the credit quality of such assets is equal to or higher than the credit quality of similar assets in which we own.

QSPEs raise cash by issuing beneficial interests (rights to cash flows from the assets) primarily to GE Capital-sponsored special purpose entities that issue highly-rated commercial paper to third-party large institutional investors. GE Capital’s sponsored special purpose entities use commercial paper proceeds to obtain beneficial interests in the financial assets of qualified SPEs, including QSPEs that have acquired financial assets from us, as well as financial assets originated by multiple third parties.

In accordance with its contractual commitments to the QSPEs, we thoroughly underwrite and service the associated assets, which we transfer. Support activities include ongoing review, credit monitoring and collection activities to ensure that the financial assets meet strict investment risk criteria, the same support activities that we employ for our own assets.

The following table summarizes the current balance of assets which we have sold to QSPEs at December 31:

	December 31
	2002	2001
	(in millions)
Receivables-secured by:
Commercial mortgage loans	$162.4	$183.4
Fixed maturities	129.9	—
Other receivables	117.2	129.4

Total receivables	$409.5	$312.8

Each of the categories of assets shown in the table above represents portfolios of assets that are highly-rated. Examples of each category include: commercial mortgage loans — loans on diversified commercial property; fixed maturities — domestic and foreign, corporate and government securities; other receivables — primarily policy loans.

Sales of securitized assets to QSPEs may result in a gain or loss based on the difference between sale proceeds, the allocated carrying amount of net assets sold, the fair value of any servicing rights and an allowance for losses. Sales resulted in net gains on securitizations of approximately $5.8 million and $17 million in 2002 and 2001, respectively. There were no net realized gains or losses in 2000. The net realized gains and losses are included in net realized gains within our Consolidated Statements of Income.

Support.    Financial support for certain QSPEs, is provided under credit support agreements, in which our direct parent, GE Financial Assurance, provides limited recourse for a maximum of $119 million of credit losses in such qualifying entities. We do not provide any such recourse. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital.

None of these QSPEs are permitted to hold GE stock and there are no commitments or guarantees that provide for the potential purchase of GE stock. These entities do not engage in speculative activities of any description and are not used to hedge any GE positions. Under GE integrity policies, none of our employees or an employee of any other GE company is permitted to invest in any GE Capital sponsored or qualifying entity.

Management has extensive experience in evaluating economic, liquidity and credit risk. In view of this experience, the high quality of assets in these qualifying entities, the historically robust quality of commercial paper markets, the historical reliability of controls applied both to asset servicing and to activities in the credit markets, management believes that, under any reasonable future economic developments, the likelihood is remote that any such arrangements could have other than an inconsequential negative effect on our operations, cash flows or financial position.

Under FIN 46, Consolidation of Variable Interest Entities, new consolidation criteria will be applied to certain SPEs which it defines as “Variable Interest Entities.” Additional information about entities that fall within the scope of FIN 46 is provided in Note 11 of the Consolidated Financial Statements.

Timing of our contractual commitments (in millions) related to leases follow.

2003	2004	2005	2006	2007
$0.6	$0.4	$0.3	$0.2	$—

Critical Accounting Policies

Accounting policies discussed in this section are those that we consider to be critical to an understanding of our financial statements because their application places the most significant demands on our ability to judge the effect of inherently uncertain matters on our financial results. For all of these policies, we caution that the future events rarely develop as forecast, and the best estimates routinely require adjustment.

Impairment of investment securities results in a charge to operations when a market decline below cost is other than temporary. In accordance with GE policy, we regularly review each investment security for impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and analysis on the financial health of and specific prospects for the issuer. Our investment securities amounted to approximately $10,073.9 million at year-end 2002. Values for actively traded securities are obtained from reputable external pricing services. For privately-placed and infrequently traded securities, we estimate values using internally developed pricing models. These models, based on common valuation techniques, require us to make judgments related to a security’s credit quality. For debt securities, gross unrealized gains and losses at December 31, 2002, included in that carrying amount related to debt securities were $254.4 million and $235.8 million, respectively. Of those securities with unrealized losses at year-end 2002, and based on application of GE’s accounting policy for impairments, approximately $51 million of portfolio value (including $8.5 million from the telecommunication and cable industries) is at risk of being charged to earnings in 2003. We actively perform comprehensive market research, monitor market conditions, and segment our investments by credit risk in order to minimize impairment risks. Further information is provided in Notes 1 and 2 of the Consolidated Financial Statements.

Deferred acquisition costs (“DAC”) and other intangible assets. As of December 31, 2002, we had $1,034.9 million in deferred acquisition costs and other intangible assets. Deferred acquisition costs (DAC) represent costs associated with the sale of our insurance and annuity policies that are not charged to income when incurred. Other intangible assets are principally the present value of future profits (“PVF”) on insurance policies acquired in purchase transactions. DAC and other intangible assets are subsequently charged to income, over the lives of the underlying contracts, in relation to the anticipated emergence of revenue or profits.

This amortization is based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, future yield on related investments and, in the case of our variable products, long-term market appreciation. The DAC amortization methodology for our variable products (variable annuity and variable universal life) includes a long-term market average appreciation assumption of 8.5%. When actual returns vary from the expected 8.5%, we assume a reversion to this mean over a three to twelve year period, subject to the imposition of ceilings and floors. The assumed returns over this reversion period are currently 9.7% to 15.9%, limited to the 85th percentile of 65 years of historical performance.

We regularly review all of these assumptions and periodically test DAC and other intangible assets for recoverability. For annuities and deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization. For other products, if the benefit reserves plus the present value of anticipated future premiums and interest earnings, for a line of business, are less than the current estimate of the present value of future benefits and expenses (including any unamortized DAC or other intangible assets), a charge to income is recorded for additional DAC amortization or for increased benefit reserves.

Unfavorable experience with regard to expected expenses, interest or investment returns, mortality, morbidity, and/or withdrawals or lapses, might cause us to increase the amortization of DAC and other intangible assets or to record a charge to increase benefit reserves. Primarily as a result of lower investment returns recoverability margins have been significantly reduced in almost all lines of business.

Goodwill is tested for impairment at least annually using a fair value approach, which requires the use of estimates and judgment. To the extent the carrying amount at a reporting unit’s goodwill exceeds its fair value, an impairment charge would be recorded. Further information on these assets is provided in Notes 1, 3 and 4 of the Consolidated Financial Statements.

Insurance liabilities and reserves differ for long- and short-duration insurance contracts. Measurement of long-duration insurance liabilities (such as UL and ISWL insurance policies) is based on approved actuarial techniques, but necessarily includes assumptions about mortality, lapse rates and future yield on related investments. Short-duration contracts such as accident and health policies are accounted for based on actuarial estimates of the amount of loss inherent in that period’s claims, including losses for which claims have not been reported. Short-duration contracts loss estimates rely on actuarial observations of ultimate loss experience for similar historical events. Our future annuity and contract benefits totaled $10,771.5 million at December 31, 2002. Some of our variable products include guaranteed minimum death benefit (“GMDB”) features; approximately 73% of this in force exposure reinsured. For the remaining self-insurance block, we reserve 100% of explicit and implicit GMDB charges less current period claims. We continually evaluate the potential changes in all benefits and loss estimates, both positive and negative, and use the results of these evaluations both to adjust recorded provisions and to adjust underwriting criteria and product offerings. Further information about insurance liabilities is provided in Note 6 to the Consolidated Financial Statements.

Other significant accounting policies, not involving the same level of measurement uncertainties as those discussed above, are nevertheless important to an understanding of the financial statements. Policies related to revenue recognition, financial instruments, and consolidation policy require difficult judgments on complex matters that are often subject to multiple sources of authoritative guidance. Certain of these matters are among topics currently under reexamination by accounting standard setters and regulators. Although no specific conclusion reached by these standard setters appear likely to cause a material change in our accounting policies, outcomes cannot be predicted with confidence. Also, see Note 1 to the Consolidated Financial Statements, Summary of Significant Accounting Policies, which discusses accounting policies that we must select when there are acceptable alternatives.

CONTROLS AND PROCEDURES

Within the 90 day period prior to the filing of the annual report on Form 10-K for the Company, we, including the Chief Executive Officer (serving as the principal executive officer) and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as defined in the Securities Exchange Act Rule 13a-14(c). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the date of that evaluation. There have been no significant changes made in internal controls, or in other factors that could significantly affect internal controls, subsequent to the date the Chief Executive Officer and Chief Financial Officer completed their evaluation.

New Accounting Standards

See Note 1(o) to the Consolidated Financial Statements for a discussion of recently issued accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk, Interest Rate and Currency Risk Management

Information about potential effects of changes in interest rates on us are discussed in the Interest Rate and Currency Risk Management section.

Security Ownership of Certain Beneficial Owners  and Management

Set forth below are the names and addresses of the persons who beneficially own more than 5% of our common or preferred stock.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock, par value $1,000 per share	General Electric Company[1]	24,851 shares[2] owned beneficially through two wholly-owned subsidiaries	96.9%

Series A Preferred Stock, par value $1,000 per share	General Electric Company[1]	120,000 shares[3] owned beneficially through a wholly- owned subsidiary	100%

[1]	The address of GE is 3135 Easton Turnpike, Fairfield, CT 06431.
[2]	The shares of our common stock listed above are owned directly by two indirect wholly-owned subsidiaries of GE, GE Capital Assurance and Federal. GE Capital Assurance owns approximately 85.2% of the outstanding shares and Federal owns approximately 11.7% of the outstanding shares. Together, GE Capital Assurance and Federal have complete voting and investment power with respect to the shares listed above.
[3]	All of the issued and outstanding shares of preferred stock are owned directly by an indirect wholly-owned subsidiary of GE, GE Financial Assurance Holdings, Inc., which has sole investment control over the shares listed above. Shares of our preferred stock have no voting rights.

Employees

At December 31, 2002 we had approximately 726 employees.

EXECUTIVE OFFICERS AND DIRECTORS

We are managed by a board of directors. The following table sets forth the name, age (as of March 7, 2003), and principal occupations during the past five years of each of our executive officers and directors. Executive officers serve at the pleasure of the Board of Directors and the directors are elected annually by GE Life and Annuity Assurance Company’s shareholders.

Name	Age	Position

Pamela S. Schutz	48	Chief Executive Officer, GE Life and Annuity Assurance Company since June 2000; Director and President, GE Life and Annuity Assurance Company since May 1998; President, The Harvest Life Insurance Company (an affiliate) May 1997-November 1998; President, GE Capital Commercial Real Estate (an affiliate) May 1994-November 1998.

Paul A. Haley	45	Director and Senior Vice President and Chief Actuary since November 2001; Vice President, October 1999-November 2001; Vice President and Chief Actuary, Colonial Life and Accident Insurance Company, August 1997-July 1999.

Leon E. Roday(1)	48	Director, GE Life and Annuity Assurance Company since June 1999; Senior Vice President, GE Life and Annuity Assurance Company since May 1998; Director, Senior Vice President, General Counsel and Secretary, GE Financial Assurance Holdings, Inc. (an affiliate) since 1996.

Elliot A. Rosenthal	51	Director, GE Life and Annuity Assurance Company since June 2000; Senior Vice President of GE Life and Annuity Assurance Company since 1996.

Geoffrey S. Stiff	50	Director, GE Life and Annuity Assurance Company since May 1996; Senior Vice President, GE Life and Annuity Assurance Company since March 1999; Vice President, GE Life and Annuity Assurance Company May 1996-March 1999.

Thomas M. Stinson(2)	39	Director, GE Life and Annuity Assurance Company since April 2000; Senior Vice President, GE Life and Annuity Assurance Company since November 1998; General Manager of Home Depot Credit Services Account, GE Card Services (an affiliate) 1993-1998.

Thomas E. Duffy	47	Senior Vice President, General Counsel and Secretary, GE Life and Annuity Assurance Company since August 2002; Vice President and Assistant Secretary of GE Life and Annuity Assurance Company since June 2000; Vice President and General Counsel, World Access, November 1992-June 2000.

Frank T. Gencarelli	48	Senior Vice President, GE Life and Annuity Assurance Company since January 1997.

Kelly L. Groh	34	Senior Vice President and Chief Financial Officer of GE Life and Annuity Assurance Company since January 2002; Vice President and Controller GE Life and Annuity Assurance Company, August 1998-January 2002; Senior Financial Analyst, GE Life and Annuity Assurance Company, March 1996-August 1998.

Name	Age	Position

Rose A. Hampton	54	Senior Vice President, GE Life and Annuity Assurance Company since August 1999; Vice President of GE Financial Assurance, October 1997-August 1999; Leader of GEC Auto Dealers Services, January 1996-September 1997.

Gary T. Prizzia(1)	40	Treasurer, GE Life and Annuity Assurance Company since January 2000; Assistant Treasurer GE Financial Assurance Holdings, Inc. (an affiliate) since January 2000; Treasurer/Risk Manager, Budapest Bank, October 1996-January 2000.

The principal business address of each person listed, unless otherwise indicated, is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230.

(1)	The principal business address for Mr. Roday is GE Financial Assurance Holdings, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

(2)	The principal business address for Mr. Stinson is GE Financial Assurance, 1650 Los Gamos Drive, San Rafael, CA 94903.

(3)	The principal business address for Mr. Prizzia is GE Financial Assurance Holdings, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

MANAGEMENT OWNERSHIP OF GENERAL ELECTRIC COMPANY STOCK

None of our directors or Named Executives (as defined under “Executive Compensation,” below) owns any shares of common stock, preferred stock or other equity securities issued by us or by any of our affiliates, other than GE. Set forth below are the shares of GE common stock and restricted stock (including stock, restricted stock and deferred stock “units”) beneficially owned by the directors and Named Executives of the Company, as defined below, and by all directors and executive officers as a group, in each case as of December 31, 2002, along with a description of the nature of such beneficial ownership:

Security Ownership of Management

Name	Amount of GE Common Stock and Nature of Beneficial Ownership[1]		Percentage of Outstanding GE Stock[7]

Pamela S. Schutz	162,638	[2]	—
Paul A. Haley	1,595	[3]	—
Leon E. Roday	45,383		—
Elliot A. Rosenthal	6,226		—
Geoffrey S. Stiff	216,778	[4]	—
Thomas M. Stinson	37,561	[5]	—
Frank T. Gencarelli	19,526	[6]	—
Rose A. Hampton	9,286		—
All Directors and Executive Officers as a Group — 11 total	510,601		—

[1]	As to shares beneficially owned, each person has sole voting and investment power. This table includes the following shares which are subject to acquisition within 60 days of December 31, 2002 by the exercise of outstanding stock options: Ms. Schutz, 71,250 shares; Mr. Haley, 900 shares; Mr. Roday, 16,500 shares; Mr. Rosenthal 3,750 shares; Mr. Stiff, 198,000 shares; Mr. Stinson, 29,250 shares; Mr. Gencarelli, 8,500 shares; Ms. Hampton, 7,125 shares; and a total of 339,025 shares of all Directors and Executives as a Group.
Where applicable, “share” amounts include deferred stock units, stock units, and restricted stock units (i.e., still subject to certain lapse-of-time and continued service restrictions). Stock units, restricted stock units and deferred stock units are non-transferable accounting-entry “units,” the value of which is the same as the value of the corresponding number of shares of GE common stock.
[2]	Of the amounts shown for Ms. Schutz, 5,144 shares are deferred stock units and 51,250 are restricted stock. Ms. Schutz has no voting or investment power as to the stock units, restricted stock units and deferred stock units listed above.
[3]	Of the amounts shown for Mr. Roday, 2,118 shares are deferred stock units and 25,000 are restricted stock. Mr. Roday has no voting or investment power as to the restricted stock units listed above.
[4]	Of the amounts shown for Mr. Stiff, 7,190 shares are deferred stock units. Mr. Stiff has no voting or investment power as to the deferred stock units listed above.
[5]	Of the amounts shown for Mr. Stinson, 5,489 shares are deferred stock units. Mr. Stinson has no voting or investment power as to the deferred stock units listed above.
[6]	Of the amounts shown for Mr. Gencarelli, 10,000 are restricted stock. Mr. Gencarelli has no voting or investment power as to the restricted stock units listed above.
[7]	Each of these amounts represent less than 1% of the outstanding shares of common stock of GE as of December 31, 2002.

Executive Compensation

Our executive officers also serve as executive officers and/or directors of one or more affiliate companies of GE Financial Assurance. Compensation allocations are made as to each individual’s time devoted to duties as an executive officer of our affiliates and us. All of our directors are also employees of one or more affiliates of GE Financial Assurance and receive no compensation in addition to their compensation as employees. We participate in GE’s deferred compensation plan whereby our directors and Named Executives, among others may voluntarily elect to defer to a specified date receipt of a portion of their earned income.

The following table sets forth certain information regarding the portion of compensation paid to the Chief Executive Officer and our four most highly compensated executive officers (collectively, the “Named Executives”) for services provided to the Company during or with respect to fiscal years 2002, 2001 and 2000.

SUMMARY
COMPENSATION
TABLE1

					Long-Term Compensation
		Annual Compensation			Awards		Payout
Name and Principal Position	Year	Salary ($)[2]	Bonus ($)[3]	Other Annual Compen- sation ($)[4]	Restricted Stock Awards ($)[5]	Securities Underlying Options/ SARs (#)[6]	LTIP Payout(s) ($)	All Other Compen- sation ($)[7]

Pamela S. Schutz	2002	$274,340	$384,540	0	0	28,652	0	$13,888
Chairman,	2001	$217,600	$329,800	0	$668,950	28,560	0	$12,812
President and Chief	2000	$195,160	$275,400	0	$534,208	14,280	0	$8,700
Executive Officer

Frank T. Gencarelli	2002	$94,311	$59,880	0	$79,790	2,395	0	$2,999
Senior Vice	2001	$103,740	$70,300	0	0	2,850	0	$3,093
President	2000	$2,835	$1,785	0	0	95	0	$89

Paul A. Haley	2002	$112,700	$54,740	0	0	3,220	0	$5,216
Senior Vice	2001	$95,165	$42,000	0	0	1,260	0	$3,332
President	2000	$43,792	$17,940	0	0	449	0	$1,533

Rose A. Hampton	2002	$113,516	$50,787	0	0	1,693	0	$5,904
Senior Vice	2001	$103,684	$50,400	0	0	2,520	0	$4,794
President	2000	$141,054	$63,150	0	0	2,526	0	$6,780

Elliot A. Rosenthal	2002	$117,656	$54,859	0	0	2,582	0	$8,275
Senior Vice	2001	$81,564	$36,000	0	0	1,800	0	$5,239
President	2000	$77,991	$32,400	0	0	1,080	0	$3,358

[1]	All amounts shown on this table have been prorated to account for the amount of the relevant Named Executive’s time that is allocable to performing services for the Company during 2002, 2001 and 2000, respectively.
[2]	Includes amounts deferred at the election of the relevant Named Executive as follows: Ms. Schutz, $45,900 in 2000.
[3]	Includes amounts deferred at the election of the relevant Named Executive as follows: Ms. Schutz, $82,450 and $68,850 for 2001 and 2000, respectively; Mr. Rosenthal, $27,430 for 2002.

[4]	The perquisites or other benefits received by each of the Named Executives did not exceed the lesser of $50,000 or 10% of his or her base salary and annual bonus during the period reported and, therefore, are not required to be reported in the table.
[5]	This column shows the market value of restricted stock unit (RSU) awards on the date of grant. The Compensation Committee of GE periodically grants restricted stock or RSUs to executives of the Company. The restrictions on the RSUs awarded to Ms. Schutz and Mr. Gencarelli lapse as follows: restrictions on 25% of the RSUs awarded lapse after 3 years from the date of the award; restrictions on an additional 25% of the RSUs awarded lapse after 7 years from the date of the award; and the restrictions on the remaining 50% of the RSUs awarded lapse upon age 65. Regular quarterly dividends or dividend equivalents are paid on restricted stock and RSUs during the period of restriction. As of December 31, 2002, Ms. Schutz owned 51,250 RSUs with a value of $1,247,938 and Mr. Gencarelli owned 10,000 RSUs with a value of $243,500.
[6]	Options allow the holder to purchase shares of GE common stock at an exercise price equal to the fair market value of GE common stock on the date of grant. Options granted in 2002 and to Mr. Haley in 2000 typically have a ten-year term and vest according to the following schedule: 20% of the options vest each September commencing in the first September following the date of the grant. Options granted in 2001 and 2000, except as previously noted for Mr. Haley, typically have a ten-year term and vest according to the following schedule: 50% of the options vest after the third September from the date of the grant; the remaining 50% of the options vest after the fifth September from the date of the grant.
[7]	Includes amounts contributed to employee benefit plans by the Company for 2002 on behalf of the Named Executive as follows: Ms. Schutz, $5,278; Mr. Gencarelli, $2,096; Mr. Haley, $4,508; Ms. Hampton, $3,950; and Mr. Rosenthal, $4,518. Also includes above-market interest calculated with respect to compensation deferred at the election of the Named Executives as follows: Ms. Schutz, $5,068; and Mr. Rosenthal $2,330. The remaining amounts represent premiums paid by us under insurance policies covering the relevant Named Executive as follows: Ms. Schutz, $3,542; Mr. Gencarelli, $903; Mr. Haley, $708; Ms. Hampton $1, 954, and Mr. Rosenthal, $1,427.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR	The following table sets forth information regarding the stock options granted to Named Executives during 2002. We do not grant any stock appreciation rights.
Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

Name	Number of Securities Underlying Options/ SARs Granted[1] (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year[2]	Exercise or Base Price ($/ Shares)	Expiration Date[3]	5%($)	10%($)

Pamela S. Schutz	28,652	0.0611%	$27.05	09/13/12	$487,416	$1,235,209

Frank T. Gencarelli	2,395	0.0051%	$27.05	09/13/12	$40,746	103,259

Paul A. Haley	3,220	0.0069%	$27.05	09/13/12	$54,777	138,817

Rose A. Hampton	1,693	0.0036%	$27.05	09/13/12	$28,799	72,982

Elliot A. Rosenthal	2,582	0.0055%	$27.05	09/13/12	$43,917	111,295

[1]	The options listed above have been pro-rated according to the amount of the Named Executive’s time allocable to performing services for the Company.
[2]	GE granted options and SARs representing 46,928,000 shares to employees in fiscal year 2002.
[3]	Options typically have a ten-year term and vest according to the following schedule: 20% of the options vest each September commencing after the first September following the date of the grant.

AGGREGATED OPTION/SAR EXERCISES IN 2002 AND YEAR- END OPTION/SAR VALUES

As noted above, none of the Named Executives own any stock appreciation rights. The following table sets forth the value of the stock options held by the Named Executives based upon the value of GE’s common stock as of December 31, 2002.

			Number of Unexercised Options Held at December 31, 2002		Value of Unexercised In-the-Money Options Held at December 31, 2002[1]
Name	Shares Acquired on Exercise	Value Realized ($)	Exercis- able	Unexer- cisable	Exercis- able	Unexer- cisable

Pamela S. Schutz	3,750	$111,169	71,250	118,250	$726,776	—
Frank T. Gencarelli	—	—	8,500	21,000	$800	—
Paul A. Haley	—	—	900	7,850	—	—
Rose A. Hampton	—	—	7,125	10,125	$17,106	—
Elliot A. Rosenthal	—	—	3,750	10,000	$400	—

[1]	Based on the closing price on the New York Stock Exchange Composite Transactions (“NYSE”) of GE’s Common Stock. On December 31, 2002 the closing price was $24.35. The options and potential realizable value of those options have not been adjusted to account for the percentage of the relevant Named Executive’s time allocable to performing services for the Company.

LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR	None of the Named Executives received any payment during 2002 under any long-term incentive plan maintained by us or our affiliates with respect to a performance period longer than one year.

OTHER PLANS AND ARRANGEMENTS

Retirement Benefits.    The table below illustrates the annual pension benefits payable to executive officers under the GE Pension Plan. The table also reflects the Excess Benefit Plan that we have established to provide retirement benefits over the Code limitations and the GE Supplementary Pension Plan that provides supplementary benefits to longer-service, higher level employees. Benefits in the table are not reduced by social security or other offset amounts. Since the benefits shown in the table reflect a straight life form of annuity benefit, if the payment is made in the form of a joint and survivor annuity, the annual amounts of benefit could be substantially below those illustrated.

Employees are generally eligible to retire with unreduced benefits under Company retirement plans at age 60 or later, and with social security benefits at age 62 or later. The approximate annual retirement benefits provided under Company retirement plans for GE employees retiring directly from the Company at age 60 or later are shown in the table below.

PENSION PLAN TABLE

	Estimated Annual Retirement Benefit for Credited Years of Service[1]
Final Average Salary	20 Years	25 Years	30 Years	35 Years	40 Years

$ 100,000	30,000	38,750	47,500	56,250	65,000
$ 200,000	65,000	82,500	100,000	117,500	135,000
$ 300,000	100,000	126,250	152,500	178,750	205,000
$ 400,000	135,000	170,000	205,000	240,000	275,000
$ 500,000	170,000	213,750	257,500	301,250	345,000
$ 600,000	205,000	257,500	310,000	362,500	415,000
$ 700,000	240,000	301,250	362,500	423,750	485,000
$ 800,000	275,000	345,000	415,000	485,000	555,000
$ 900,000	310,000	388,750	467,500	546,250	625,000
$1,000,000	345,000	432,500	520,000	607,500	695,000

[1]	Retirement benefits under the GE Pension Plan are determined based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. GE Supplementary Pension Plan benefits are calculated as the excess of the amount determined under a formula recognizing length of service and final average earnings over the GE Pension Plan benefit.

Compensation covered by the GE Pension Plan (for purposes of pension benefits) excludes commissions and performance share awards and generally corresponds to that shown in the “Salary” and “Bonus” columns in the Summary Compensation Table. Compensation is calculated based on the average of the highest level of compensation paid during a period of 36 consecutive whole months. Only three Annual Incentive Plan bonuses (whether paid or deferred) may be included in obtaining the average compensation.

The Named Executives and their credited years of service as of December 31, 2002 are provided in the following table.

Named Executive	Years of Credited Service

Pamela S. Schutz	24 years
Frank T. Gencarelli	6 years
Paul A. Haley	3 years
Rose A. Hampton	34 years
Elliot A. Rosenthal	6 years

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, GE Life and Annuity Assurance Company (“GE Life”) was named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from GE Life and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome, and any effect on us, cannot be determined at this time.

Experts

The consolidated financial statements of GE Life and Annuity Assurance Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, have been included herein in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Their report on the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary dated February 7, 2003 contains explanatory paragraphs that state that the Company changed its method of accounting for goodwill and other intangible assets in 2002 and derivative instruments and hedging activities in 2001.

GE LIFE AND ANNUITY ASSURANCE COMPANY

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE AND ANNUITY ASSURANCE COMPANY

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholders’ interest, and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

As discussed in Notes 1 and 10 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

Richmond, Virginia

February 7, 2003

F-1

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Balance Sheets

(Dollar amounts in millions, except per share amounts)

	December 31,
	2002	2001
Assets
Investments:
Fixed maturities available-for-sale, at fair value	$10,049.0	$10,539.6
Equity securities available-for-sale, at fair value
Common stock	21.3	20.6
Preferred stock, non-redeemable	3.6	17.2
Mortgage loans, net of valuation allowance of $8.9 and $18.2 at December 31, 2002 and December 31, 2001, respectively	1,034.7	938.8
Policy loans	123.9	109.4
Short-term investments	278.0	40.5
Other invested assets	80.5	113.0

Total investments	11,591.0	11,779.1
Cash and cash equivalents	—	—
Accrued investment income	160.4	208.4
Deferred acquisition costs	827.2	853.8
Goodwill	107.4	107.4
Intangible assets	207.7	255.9
Reinsurance recoverable	174.4	151.1
Other assets	97.2	112.7
Separate account assets	7,182.8	8,994.3

Total assets	$20,348.1	$22,462.7

Liabilities and Shareholders’ Interest
Liabilities:
Future annuity and contract benefits	$10,771.5	$10,975.3
Liability for policy and contract claims	240.4	189.0
Other policyholder liabilities	208.1	91.4
Accounts payable and accrued expenses	136.2	555.0
Deferred income tax liability	104.9	75.5
Separate account liabilities	7,182.8	8,994.3

Total liabilities	18,643.9	20,880.5

Shareholders’ interest:
Net unrealized investment losses	(12.0)	(17.4)
Derivatives qualifying as hedges	2.3	(8.1)

Accumulated non-owner changes in equity	(9.7)	(25.5)
Preferred stock, Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 120,000 shares issued and outstanding)	120.0	120.0
Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares issued and outstanding)	25.6	25.6
Additional paid-in capital	1,050.7	1,050.7
Retained earnings	517.6	411.4

Total shareholders’ interest	1,704.2	1,582.2

Total liabilities and shareholders’ interest	$20,348.1	$22,462.7

See Notes to Consolidated Financial Statements.

F-2

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Income

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Revenues:
Net investment income	$600.2	$698.9	$708.9
Net realized investment gains	55.3	29.1	4.3
Premiums	105.3	108.4	116.3
Cost of insurance	125.8	126.1	126.0
Variable product fees	113.9	131.1	148.7
Other income	44.9	40.8	49.2

Total revenues	1,045.4	1,134.4	1,153.4

Benefits and expenses:
Interest credited	462.1	533.8	532.6
Benefits and other changes in policy reserves	178.2	182.3	223.6
Commissions	112.1	162.7	229.3
General expenses	103.5	128.7	124.4
Amortization of intangibles, net	35.9	52.5	45.2
Change in deferred acquisition costs, net	(5.1)	(125.3)	(237.7)

Total benefits and expenses	886.7	934.7	917.4

Income before income taxes and cumulative effect of change in accounting principle	158.7	199.7	236.0
Provision for income taxes	42.9	70.1	72.9

Income before cumulative effect of change in accounting principle	115.8	129.6	163.1
Cumulative effect of change in accounting principle, net of tax	—	(5.7)	—

Net income	$115.8	$123.9	$163.1

See Notes to Consolidated Financial Statements.

F-3

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Shareholders’ Interest

(Dollar amounts in millions, except per share amounts)

	Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulated Non-owner Changes In Equity	Retained Earnings	Total Shareholders’ Interest
	Share	Amount	Share	Amount
Balances at January 1, 2000	120,000	$120.0	25,651	$25.6	$1,050.7	$(134.2)	$143.6	$1,205.7
Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	163.1	163.1
Net unrealized gains on investment securities (a)	—	—	—	—	—	115.5	—	115.5

Total changes other than transactions with shareholders								278.6

Cash dividend declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2000	120,000	120.0	25,651	25.6	1,050.7	(18.7)	297.1	1,474.7

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	123.9	123.9
Net unrealized gains on investment securities (a)	—	—	—	—	—	1.3	—	1.3
Cumulative effect on shareholders’ interest of adopting SFAS 133(b)	—	—	—	—	—	(7.8)	—	(7.8)
Derivatives qualifying as hedges (c)	—	—	—	—	—	(0.3)	—	(0.3)

Total changes other than transactions with shareholders								117.1

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2001	120,000	120.0	25,651	25.6	1,050.7	(25.5)	411.4	1,582.2

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	115.8	115.8
Net unrealized gains on investment securities (a)	—	—	—	—	—	5.4	—	5.4
Derivatives qualifying as hedges (c)	—	—	—	—	—	10.4	—	10.4

Total changes other than transactions with shareholders								131.6

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2002	120,000	$120.0	25,651	$25.6	$1,050.7	$(9.7)	$517.6	$1,704.2

(a)	Presented net of deferred taxes of $(1.8), $0 , and $(61.8) in 2002, 2001 and 2000, respectively.
(b)	Presented net of deferred taxes of $4.4.
(c)	Presented net of deferred taxes of $(5.9) and $0.2 in 2002 and 2001, respectively.

See Notes to Consolidated Financial Statements.

F-4

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Cash Flows

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Cash flows from operating activities:
Net income	$115.8	$123.9	$163.1

Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of change in accounting principles, net of tax	—	5.7	—
Change in future policy benefits	373.2	434.0	539.6
Net realized investments gains	(55.3)	(29.1)	(4.3)
Amortization of investment premiums and discounts	29.9	6.8	(3.4)
Amortization of intangibles, net	35.9	52.5	45.2
Deferred income tax expense net	21.8	51.1	94.5
Change in certain assets and liabilities:
Decrease (increase) in:
Accrued investment income	48.0	7.5	(25.7)
Deferred acquisition costs	(5.1)	(125.3)	(237.7)
Other assets, net	6.6	(47.5)	186.7
Increase (decrease) in:
Policy and contract claims	27.9	39.7	25.5
Other policyholder liabilities	117.0	(71.5)	26.8
Accounts payable and accrued expenses	(380.4)	107.5	190.5

Total adjustments	219.5	431.4	837.7

Net cash provided by operating activities	335.3	555.3	1,000.8

Cash flows from investing activities:
Short term investment activity, net	(237.5)	(22.9)	(17.6)
Proceeds from sales and maturities of investment securities and other invested assets	6,087.4	3,904.1	1,997.0
Principal collected on mortgage and policy loans	151.2	332.6	102.1
Purchases of investment securities and other invested assets	(5,464.1)	(5,182.8)	(3,047.2)
Mortgage loan originations and increase in policy loans	(252.8)	(167.9)	(437.4)

Net cash provided by (used in) investing activities	284.2	(1,136.9)	(1,403.1)

Cash flows from financing activities:
Proceeds from issuance of investment contracts	3,116.8	4,120.9	5,274.4
Redemption and benefit payments on investment contracts	(3,694.3)	(3,566.0)	(4,946.8)
Proceeds from short-term borrowings	388.4	301.1	1,092.3
Payments on short-term borrowings	(420.8)	(336.2)	(1,006.6)
Cash dividends to shareholders	(9.6)	(9.6)	(9.6)

Net cash (used in) provided by financing activities	(619.5)	510.2	403.7

Net increase (decrease) in cash and cash equivalents	—	(71.4)	1.4
Cash and cash equivalents at beginning of year	—	71.4	70.0

Cash and cash equivalents at end of year	$—	$—	$71.4

See Notes to Consolidated Financial Statements.

F-5

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(1) Summary of Significant Accounting Policies

(a)	Principles of Consolidation

The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company (“GELAAC”) and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

The majority of GELAAC’s outstanding common stock is owned by General Electric Capital Assurance Company (“GECA”). GECA is an indirect wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (“GEFAHI”), which was an indirect wholly-owned subsidiary of General Electric Capital Corporation (“GECC”). GECC is a wholly-owned subsidiary of General Electric Capital Services, Inc. (“GE Capital Services”) at December 31, 2002, which in turn is wholly owned, directly or indirectly, by General Electric Company.

(b)	Basis of Presentation

These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

(c)	Products

Our product offerings are divided along two major segments of consumer needs: (i) Wealth Accumulation and Transfer and (ii) Lifestyle Protection and Enhancement.

Wealth Accumulation and Transfer products are investment vehicles and insurance contracts intended to increase the policyholder’s wealth, transfer wealth to beneficiaries, or provide a means for replacing the income of the insured in the event of premature death. Our principal product lines under the Wealth Accumulation and Transfer segment are deferred annuities (fixed or variable), life insurance (universal, variable, and interest sensitive), and institutional stable value products.

Lifestyle Protection and Enhancement products are intended to protect accumulated wealth and income from the financial drain of unforeseen events. Our principal product line under the Lifestyle Protection and Enhancement segment is Medicare supplemental insurance.

We distribute our products through two primary channels: intermediaries (such as brokerage general agencies, banks, securities brokerage firms, financial planning firms, accountants, affluent market producers, and specialized brokers) and career or dedicated sales forces, who distribute certain of our products on an exclusive basis, some of whom are not our employees. Approximately 26%, 30%, and 25% of our sales of variable products in 2002, 2001, and 2000, respectively, have been through two specific national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

F-6

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We offer insurance products throughout the United States of America (except New York). Approximately 20%, 17%, and 18% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the South Atlantic region of the United States; approximately 16%, 23%, and 24% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the Mid-Atlantic region of the United States; and approximately 11%, 13%, and 9% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in California.

(d)	Revenues

Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received under institutional stable value products; annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders’ account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

(e)	Cash and Cash Equivalents

Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

(f)	Investment Securities

We have designated our fixed maturities (bonds) and our equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for regularly traded fixed maturities and equity securities is based on quoted market prices. For fixed maturities not regularly traded, fair values are estimated using values obtained from independent pricing services or discounted expected cash flows using current market rates commensurate with credit quality and maturity of the investments, as applicable.

Changes in the fair values of investments available-for-sale, net of the effect on deferred acquisition costs, present value of future profits, and deferred income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders’ interest and, accordingly, have no effect on net income. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of specific prospects for the issuer. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned.

Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

F-7

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management’s best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

Short-term investments, are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

(g)	Deferred Acquisition Costs

Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

Acquisition costs include first-year commissions in excess of recurring renewal commissions, certain support costs such as underwriting and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

(h)	Intangible Assets

Present Value of Future Profits - In conjunction with our acquisitions, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (“PVFP”), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders’ interest, net of applicable income tax.

F-8

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Goodwill - As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the “reporting unit” level. A reporting unit is the operating segment, or business one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit’s goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment and written down to fair value as required.

Before December 31, 2001, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset’s carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

Software - Costs incurred for internally developed and purchased software are capitalized after technological feasibility is established. Capitalization ceases when the software is ready for its intended use and is amortized over a period of 3 to 5 years.

(i)	Income Taxes

We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

(j)	Reinsurance

Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

(k)	Future Annuity and Contract Benefits

Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder’s current

F-9

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

(l)	Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

(m)	Separate Accounts

The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contract holders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the variable mutual fund portfolios in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders’ equity in those assets.

We have periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 2002, approximately $20.0 of our other invested assets related to our capital investments in the separate accounts.

(n)	Accounting Changes

Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002.

Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a “reporting unit” basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

F-10

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

	Earnings	Shareholders’ Interest
Adjustment to fair value of derivatives (a)	$(8.7)	$(12.2)
Income tax effects	3.0	4.4

Totals	$(5.7)	$(7.8)

(a)	For earnings effect, amount shown is net of hedged items.

The cumulative effect on shareholders’ interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

(o)	Accounting Pronouncements Not Yet Adopted

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we intend to adopt on July 1, 2003. We do not believe it is reasonably possible that any special purpose entities (“SPEs”), or assets previously sold to qualifying SPEs (“QSPEs”), will be consolidated on our books. Information about our activities with, and exposures to, QSPEs is provided in Note 11.

(2) Investment Securities

(a)	General

For the years ended December 31, 2002, 2001, and 2000 the sources of our investment income were as follows:

	2002	2001	2000
Fixed maturities	$528.8	$615.2	$623.1
Equity securities	0.5	1.7	1.8
Mortgage loans	73.2	80.9	80.0
Policy loans	6.3	7.1	4.6
Other investments	0.9	1.8	6.7

Gross investment income	609.7	706.7	716.2
Investment expenses	(9.5)	(7.8)	(7.3)

Net investment income	$600.2	$698.9	$708.9

F-11

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

For the years ended December 31, 2002, 2001, and 2000, sales proceeds and gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

	2002	2001	2000
Sales proceeds	$4,186.9	$2,663.3	$874.2

Gross realized investments:
Gains	181.1	100.5	29.3
Losses, including impairments (a)	(125.8)	(71.4)	(25.0)

Net realized investments gains	$55.3	$29.1	$4.3

(a) Impairments were $(77.4), $(24.1) and $(12.6) in 2002, 2001 and 2000, respectively.

The additional proceeds from investments presented in our Consolidated Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls, and sinking fund payments.

Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders’ interest as of December 31, 2002, 2001, and 2000 are summarized as follows:

	2002	2001	2000
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
Fixed maturities	$18.6	$(41.2)	$(34.4)
Equity securities	4.2	4.6	(1.6)
Other invested assets	(13.9)	(16.4)	(3.2)

Subtotal	8.9	(53.0)	(39.2)

Adjustments to the present value of future profits and deferred acquisitions costs	(29.5)	25.2	10.1
Deferred income taxes	8.6	10.4	10.4

Net unrealized losses on available-for-sale investment securities	$(12.0)	$(17.4)	$(18.7)

The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

	2002	2001	2000
Net unrealized losses on investment securities—beginning of year	$(17.4)	$(18.7)	$(134.2)
Unrealized (losses) gains on investment securities—net of deferred taxes of ($21.2), ($10.2), and ($63.3)	41.3	20.2	118.3
Reclassification adjustments—net of deferred taxes of $19.4, $10.2 and $1.5	(35.9)	(18.9)	(2.8)

Net unrealized losses on investment securities—end of year	$(12.0)	$(17.4)	$(18.7)

At December 31, 2002 and 2001, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

F-12

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$29.4	$0.6	$(0.2)	$29.8
State and municipal	1.0	—	—	1.0
Non-U.S. government	45.9	1.8	(0.1)	47.6
U.S. corporate	6,063.8	161.5	(207.3)	6,018.0
Non-U.S. corporate	668.7	14.4	(15.9)	667.2
Mortgage-backed	1,973.5	58.1	(3.9)	2,027.7
Asset-backed	1,248.1	18.0	(8.4)	1,257.7

Total fixed maturities	10,030.4	254.4	(235.8)	10,049.0
Common stocks and non-redeemable preferred stocks	20.7	4.2	—	24.9

Total available-for-sale securities	$10,051.1	$258.6	$(235.8)	$10,073.9

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$5.1	$0.1	$—	$5.2
State and municipal	1.2	—	—	1.2
Non-U.S. government	37.0	0.2	(0.5)	36.7
U.S. corporate	5,976.7	93.6	(199.4)	5,870.9
Non-U.S. corporate	819.5	10.5	(18.0)	812.0
Mortgage-backed	2,217.3	50.9	(7.3)	2,260.9
Asset-backed	1,524.0	31.5	(2.8)	1,552.7

Total fixed maturities	10,580.8	186.8	(228.0)	10,539.6
Common stocks and non-redeemable preferred stocks	33.2	4.8	(0.2)	37.8

Total available-for-sale securities	$10,614.0	$191.6	$(228.2)	$10,577.4

The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2002 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year less	$700.3	$698.0
Due one year through five years	2,183.7	2,191.8
Due five years through ten years	2,398.9	2,427.0
Due after ten years	1,525.9	1,446.8

Subtotals	6,808.8	6,763.6
Mortgage-backed securities	1,973.5	2,027.7
Asset-backed securities	1,248.1	1,257.7

Totals	$10,030.4	$10,049.0

F-13

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

As of December 31, 2002, $1,127.4 of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 and $5.5 as of December 31, 2002 and 2001, respectively.

As of December 31, 2002, approximately 21%, 20%, and 14% of our investment portfolio was comprised of securities issued by the manufacturing, financial, and utilities industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

As of December 31, 2002, we did not hold any fixed maturity securities which exceeded 10% of shareholders’ interest.

The credit quality of the fixed maturity portfolio at December 31, 2002 and 2001 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody’s.

	2002		2001
	Fair value	Percent	Fair value	Percent
Agencies and treasuries	$199.6	2.0%	$250.5	2.4%
AAA/Aaa	2,801.1	27.9	3,232.4	30.7
AA/Aa	843.6	8.4	841.9	8.0
A/A	2,842.6	28.3	2,432.5	23.1
BBB/Baa	2,170.9	21.6	2,366.6	22.4
BB/Ba	370.7	3.7	346.2	3.3
B/B	99.3	1.0	95.6	0.9
CC and below	19.6	0.2	10.0	0.1
Not rated	701.6	6.9	963.9	9.1

Totals	$10,049.0	100.0%	$10,539.6	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as “not rated”. This has neither positive nor negative implications regarding the value of the security.

At December 31, 2002 and 2001, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $19.1 and $11.7, respectively.

We have limited partnership commitments outstanding of $11.6 and $16.0 at December 31, 2002 and December 31, 2001, respectively.

(b)	Mortgage and Real Estate Portfolio

For the years ended December 31, 2002 and 2001, respectively, we originated $102.1 and $36.0 of mortgages secured by real estate in California, which represents 43% and 25% of our total originations for those years.

F-14

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2002 and 2001 were $15.3 and $6.7, respectively.

“Impaired” loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

Under these principles, we have two types of “impaired” loans: loans requiring allowances for losses (none as of December 31, 2002 and 2001) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($3.7 and $7.6 as of December 31, 2002 and 2001, respectively). Average investment in impaired loans during December 31, 2002, 2001, and 2000 was $5.1, $6.8, and $11.5 and interest income earned on these loans while they were considered impaired was $0.5, $0.9, and $0.8 for the years ended December 31, 2002, 2001, and 2000, respectively.

The following table presents the activity in the allowance for losses during the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Balance at January 1	$18.2	$14.3	$23.3
(Benefit) provision (credited) charged to operations	(9.3)	2.3	(11.1)
Amounts written off, net of recoveries	—	1.6	2.1

Balance at December 31	$8.9	$18.2	$14.3

During 2002 and 2000, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 and $12.7 reduction in its allowance for losses, respectively.

The allowance for losses on mortgage loans at December 31, 2002, 2001, and 2000 represented 0.8%, 1.9%, and 1.3% of gross mortgage loans, respectively.

There were no non-income producing mortgage loans as of December 31, 2002 and 2001.

(3) Deferred Acquisition Costs

Activity impacting deferred acquisition costs for the years ended December 31, 2002, 2001, and 2000 was as follows:

	2002	2001	2000
Unamortized balance at January 1	$838.2	$712.9	$475.2
Cost deferred	116.3	204.1	304.4
Amortization, net	(111.2)	(78.8)	(66.7)

Unamortized balance at December 31	843.3	838.2	712.9
Cumulative effect of net unrealized investment losses	(16.1)	15.6	2.8

Balance at December 31	$827.2	$853.8	$715.7

F-15

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(4) Intangible Assets and Goodwill

At December 31, 2002 and 2001 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

	2002		2001
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Present Value of Future Profits (“PVFP”)	$541.0	$(352.2)	$564.0	$(319.3)
Capitalized Software	26.8	(8.7)	16.2	(5.9)
All Other	1.3	(0.5)	1.2	(0.3)

Total	$569.1	$(361.4)	$581.4	$(325.5)

(a)	Present Value of Future Profits

The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

The following table presents the activity in PVFP for the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Unamortized balance at January 1	$235.1	$278.1	$314.8
Interest accreted as 6.20%, 6.57% and 5.94% for December 31, 2002, 2001, and 2000, respectively	13.2	16.3	17.1
Amortization	(46.1)	(59.3)	(53.8)

Unamortized balance December 31	202.2	235.1	278.1
Cumulative effect of net unrealized investment losses	(13.4)	9.6	7.3

Balance at December 31	$188.8	$244.7	$285.4

The estimated percentage of the December 31, 2002 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

2003	12.5%
2004	10.9%
2005	9.8%
2006	8.5%
2007	7.5%

F-16

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(b)	Goodwill

For both December 31, 2002 and 2001, total unamortized goodwill was $107.4 which is shown net of accumulated amortization and adjustments of $43.3. Goodwill amortization was $7.0 for the years ending 2001 and 2000. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

As of December 31, 2002 goodwill was comprised of the following:

Wealth Accumulation and Transfer	$85.5
Lifestyle Protection and Enhancement	21.9

Total	$107.4

The effects on earnings excluding such goodwill amortization from 2002, 2001, and 2000 follow.

	2002	2001	2000
Net income as reported	$115.8	$123.9	$163.1

Net income excluding goodwill amortization	$115.8	$130.8	$170.0

(5) Reinsurance

We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit (“GMDB”) options on our variable annuity products. We do not have significant reinsurance contracts with any one reinsurer that could have a material impact on our results of operations.

Net life insurance in force as of December 31 is summarized as follows:

	2002	2001	2000
Direct life insurance in force	$29.0	$31.3	$32.9
Amounts ceded to other companies	(4.6)	(5.3)	(5.5)
Amounts assumed from other companies	2.1	2.2	2.4

Net premiums	$26.5	$28.2	$29.8

Percentage of amount assumed to net	7.9%	7.8%	8.1%

F-17

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The effects of reinsurance on premiums earned for the years ended December 31, 2002, 2001, and 2000 were as follows:

	2002	2001	2000
Direct	$117.9	$128.8	$145.6
Assumed	4.8	3.3	3.3
Ceded	(17.4)	(23.7)	(32.6)

Net premiums earned	$105.3	$108.4	$116.3

Percentage of amount assumed to net	5%	3%	3%

Due to the nature of our insurance contracts, premiums earned approximate premiums written.

Reinsurance recoveries recognized as a reduction of benefits amounted to $42.4, $58.0, and $54.3 for the years ended December 31, 2002, 2001, and 2000, respectively.

(6) Future Annuity and Contract Benefits

(a)	Investment Contracts

Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder’s contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

(b)	Insurance Contracts

Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

F-18

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

	Withdraw Assumption	Mortality/ Morbidity Assumption	Interest Rate Assumption	December 31,
				2002	2001
Investment contracts	N/A	N/A	N/A	$8,592.0	$8,788.6
Limited payment contracts	None	(a)	3.0%-12.0%	30.3	17.9
Traditional life insurance contracts	Company Experience	(b)	6.9% grading to 6.5%	316.6	344.2
Universal life type contracts	N/A	N/A	N/A	1,780.8	1,774.9
Accident and health	Company Experience	(c)	7.5% grading to 4.5%	51.8	49.7

Total future annuity and contracts benefits				$10,771.5	$10,975.3

(a)	Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)	Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)	The 1958 Commissioner’s Standard Ordinary Table, 1964 modified and 1987 Commissioner’s Disability Tables, and Company experience.

(7) Income Taxes

The total provision (benefit) for income taxes for the years ended December 31, 2002, 2001, and 2000 consisted of the following components:

	2002	2001	2000
Current federal income tax	$19.8	$18.2	$(20.8)
Deferred federal income tax	20.8	49.1	90.5

Subtotal-federal income tax	40.6	67.3	69.7

Current state income tax	1.3	0.8	(0.8)
Deferred state income tax	1.0	2.0	4.0

Subtotal-state income tax	2.3	2.8	3.2

Total income tax	$42.9	$70.1	$72.9

F-19

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2002, 2001, and 2000 is as follows:

	2002	2001	2000
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
State income tax, net of federal income tax benefit	0.5	0.5	0.5
Non-deductible goodwill amortization	—	1.2	1.0
Dividends-received deduction	(9.1)	(2.9)	(1.7)
Other, net	0.6	1.3	(3.9)

Effective rate	27.0%	35.1%	30.9%

The components of the net deferred income tax liability at December 31, 2002 and 2001 are as follows:

	2002	2001
Assets:
Insurance reserves amounts	$146.8	$161.8
Net unrealized losses on investment securities	8.6	10.4
Net unrealized loss on derivatives	—	5.0

Total deferred income tax asset	155.4	177.2

Liabilities:
Investments	8.1	1.6
Present value of future profits	43.7	47.3
Deferred acquisition costs	203.6	194.6
Other	4.9	9.2

Total deferred income tax liability	260.3	252.7

Net deferred income tax liability	$104.9	$75.5

Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

We received a refund of federal and state taxes of $16.4 and $23.9 for the years ended December 31, 2002 and 2001. We also paid $41.1 for federal and state income taxes for the year ended December 31, 2000.

At December 31, 2002 and 2001, the deferred income tax liability was $260.3 and $252.7, respectively. At December 31, 2002 and 2001, the current income tax liability was $30.3 and $2.1, respectively.

(8) Related Party Transactions

We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $36.8, $18.3, and $11.1 for the years ended December 31, 2002, 2001, and 2000, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $58.4, $68.1, and $55.2, for the years ended December 31, 2002, 2001, and 2000, respectively.

In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated (“GEAM”) under which we paid $8.9 to GEAM as compensation for the investment services.

During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

F-20

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.6, and $1.1 for the years ended December 31, 2002, 2001, and 2000 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.95% and 2.8%, as of December 31, 2002 and 2001, respectively. The amounts outstanding as of December 31, 2002 and 2001 were $18.1 and $50.5, respectively, and are included with accounts payable and accrued expenses in the Consolidated Balance Sheets.

F-21

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(9) Litigation

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, GE Life and Annuity Assurance Company (“GE Life”) was named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from GE Life and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied us motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome, and any effect on us, of the McBride litigation cannot be determined at this time.

(10) Fair Value of Financial Instruments

Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities – those not carried at fair value – are discussed in the following pages. Apart from certain borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must be determined using models. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2002 and 2001.

A description of how fair values are estimated follows:

Borrowings. Based on market quotes or comparables.

Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

Information about certain financial instruments that were not carried at fair value at December 31, 2002 and 2001, is summarized as follows:

F-22

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

	2002				2001
	Assets (Liabilities)				Assets (Liabilities)
	Notional Amount		Carrying Amount	Estimated Fair Value	Notional Amount		Carrying Amount	Estimated Fair Value
Assets:
Mortgage loans	(a	)	$1,034.7	$1,124.7	(a	)	$938.8	$978.4
Other financial instruments	(a	)	1.6	1.6	(a	)	17.8	17.8
Liabilities:
Borrowings and related instruments:
Borrowings	(a	)	(18.1)	(18.1)	(a	)	(50.5)	(50.5)
Investment contract benefits	(a	)	(8,592.0)	(8,711.1)	(a	)	(8,788.6)	(8,868.4)
Other firm commitments:
Ordinary course of business lending commitments	15.3		—	—	6.7		—	—
Commitments to fund limited partnerships	11.6		—	—	16.0		—	—

(a)	These financial instruments do not have notional amounts.

A reconciliation of current period changes for the years ended December 31, 2002 and 2001, net of applicable income taxes in the separate component of shareholders’ interest labeled “derivatives qualifying as hedges”, follows:

	2002	2001
Net Other Comprehensive Income Balances as of January 1	$(8.1)	$(7.8)
Current period decreases in fair value–net	9.2	(0.1)
Reclassification to earnings, net	1.2	(0.2)

Balance at December 31	$2.3	$(8.1)

Hedges of Future Cash Flows

There was less than $0.01 of ineffectiveness reported in the twelve months ended December 31, 2002 and 2001 in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2002 and 2001 related to the hedge of future cash flows.

Of the $(7.8) transition adjustment recorded in shareholders’ interest at January 1, 2001, $(0.2), net of income taxes, was reclassified to income during the twelve month period ended December 31, 2001. The $2.3, net of taxes, recorded in shareholders’ interest at December 31, 2002 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $0.9, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2003. Actual amounts may vary from this amount as a result of market conditions. The amount of $1.2 net of income taxes was reclassified to income over the twelve months ended December 31, 2002. No amounts were reclassified to income during the twelve months ended December 31, 2002 and 2001 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

At December 31, 2002, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

F-23

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(11) Non-controlled Entities

One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

The following table summarizes the current balance of assets sold to QSPEs at December 31:

	2002	2001
Receivables-secured by:
Commercial mortgage loans	$162.4	$183.4
Fixed maturities	129.9	—
Other receivables	117.2	129.4

Total receivables	$409.5	$312.8

We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE’s is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in qualifying entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no QSPE has incurred a loss.

Sales of securitized assets to QSPEs result in a gain or loss based on the difference between sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Beneficial interests and recourse obligations related to such sales that are recognized in our financial statements are as follows:

	December 31,
	2002		2001
	Cost	Fair Value	Cost	Fair Value
Beneficial interest	$17.0	$20.9	$13.9	$15.7
Servicing assets	—	—	—	—
Recourse liability	—	—	—	—

Total	$17.0	$20.9	$13.9	$15.7

Beneficial interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We recognize expected credit losses under these agreements.

F-24

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Other Non-controlled Entities. We also have certain investments in associated companies for which we provide varying degrees of financial support and are entitled to a share in the results of the entities’ activities. While all of these entities are substantive operating companies, some may need to be evaluated under FIN 46. The types of support we typically provide to these entities consists of credit enhancement, such as debt guarantees, and other contractual arrangements.

(12) Restrictions on Dividends

Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2002, we are able to distribute $26.1 in dividends in 2003 without obtaining regulatory approval.

We declared and paid dividends of $9.6 for each of the years ended December 31, 2002, 2001, and 2000.

(13) Supplementary Financial Data

We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (“NAIC”) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders’ interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

For the years ended December 31, 2002, 2001, and 2000, statutory net (loss) income and statutory capital and surplus is summarized below:

	2002	2001	2000
Statutory net gain from operations	$26.1	$11.9	$70.7
Statutory capital and surplus	$550.7	$584.4	$592.9

The NAIC has adopted Risk Based Capital (“RBC”) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2002 and 2001 we exceeded the minimum required RBC levels.

(14) Operating Segment Information

We conduct our operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder’s wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Lifestyle Protection and Enhancement, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. See Note (1)(c) for further discussion of our principal product lines within these two segments.

F-25

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following is a summary of industry segment activity for December 31, 2002, 2001, and 2000:

December 31, 2002 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$597.4	$2.8	$600.2
Net realized investment gains	55.3	—	55.3
Premiums	44.8	60.5	105.3
Other revenues	284.2	0.4	284.6

Total revenues	981.7	63.7	1,045.4

Interest credited, benefits, and other changes in policy reserves	594.5	45.8	640.3
Commissions	99.2	12.9	112.1
Amortization of intangibles	35.2	0.7	35.9
Other operating costs and expenses	90.5	7.9	98.4

Total benefits and expenses	819.4	67.3	886.7

Income before income taxes	$162.3	$(3.6)	$158.7

Provision (benefit) for income taxes	$44.1	$(1.2)	$42.9

Net income (loss)	$118.2	$(2.4)	$115.8

Total assets	$20,181.6	$166.5	$20,348.1

F-26

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

December 31, 2001 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$695.8	$3.1	$698.9
Net realized investment gains	29.1	—	29.1
Premiums	48.2	60.2	108.4
Other revenues	297.8	0.2	298.0

Total revenues	1,070.9	63.5	1,134.4

Interest credited, benefits, and other changes in policy reserves	674.1	42.0	716.1
Commissions	147.1	15.6	162.7
Amortizations of intangibles	50.4	2.1	52.5
Other operating costs and expenses	(2.1)	5.5	3.4

Total benefits and expenses	869.5	65.2	934.7

Income (loss) before income taxes and cumulative effect of change in accounting principle	$201.4	$(1.7)	$199.7

Provision (benefit) for income taxes	$70.6	$(0.5)	$70.1

Net income (loss)	$125.1	$(1.2)	$123.9

Total assets	$22,294.7	$168.0	$22,462.7

December 31, 2000 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$703.5	$5.4	$708.9
Net realized investment gains	4.3	—	4.3
Premiums	55.3	61.0	116.3
Other revenues	316.2	7.7	323.9

Total revenues	1,079.3	74.1	1,153.4

Interest credited, benefits, and other changes in policy reserves	715.3	40.9	756.2
Commissions	212.8	16.5	229.3
Amortization of intangibles	43.0	2.2	45.2
Other operating costs and expenses	(121.2)	7.9	(113.3)

Total benefits and expenses	849.9	67.5	917.4

Income before income taxes	$229.4	$6.6	$236.0

Provision for income taxes	$70.5	$2.4	$72.9

Net income	$158.9	$4.2	$163.1

Total assets	$22,440.7	$171.8	$22,612.5

F-27

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(15) Quarterly Financial Data (unaudited)

Summarized quarterly financial data for the years ended December 31, 2002 and 2001 were as follows:

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2002	2001	2002	2001	2002	2001	2002	2001
Net investment income	$154.7	$188.1	$150.4	$174.3	$152.6	$169.1	$142.5	$167.4

Total revenues	$267.2	$302.6	$210.9	$291.7	$279.7	$262.2	$287.6	$277.9

Earnings (loss) before cumulative effect of change in accounting principle (1)	$32.7	$33.1	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

Net income (loss)	$32.7	$27.4	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

(1)	See note 1 (n) of the Consolidated Financial Statements.

F-28

Appendix

STANDARDIZED PERFORMANCE DATA

We may advertise the historical total returns for the Subaccount according to standards established by the SEC and the NASD. These standards are discussed in further detail in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office. The total return for the Subaccount assumes that an investment has been held in the Subaccount for various periods of time including a period measured from the date on which the Total Return Fund for GE Investments Funds, Inc. was first available in the Variable Account. When available, we will provide the total return for the periods of one, five and ten years, adjusted to reflect current contract charges, as well as charges for the Total Return Fund of GE Investments Funds, Inc. The charges for the Total Return Fund of GE Investments Funds, Inc. was provided by the Portfolio and not independently verified by us.

The total return quotations represent the average annual compounded rates of return that an initial investment of $1,000 in the Subaccount would equal as of the last day of each period.

The table below demonstrates the standardized average annual total returns of the Subaccount for periods of one, five and ten years, as well as from the date on which the Total Return Fund of the GE Investments Funds, Inc. was first available in the Variable Account, to December 31, 2002. The method of calculation used is described in the Statement of Additional Information.

Although the contract did not exist during all of the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. The total returns shown reflect the deduction of applicable fees and charges assessed under the contract, including fees for the Total Return Fund of GE Investments Funds, Inc. Expenses include:

•	Variable Account expenses of 1.50% (taken daily, equal to an annual rate of your daily net assets in the Variable Account);

•	A one month charge of $196.80 for all the available rider options which is subtracted from the initial hypothetical $1,000 investment prior to allocation to the Subaccount; and

•	A one month charge of $10.00 for the billing fee which is subtracted from the initial hypothetical $1,000 investment prior to allocation to the Subaccount.

Deductions for premiums taxes are NOT reflected, but may apply. In addition, we assume that you make a complete surrender of the contract at the end of the period, therefore, we deduct the surrender charge. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 1

Standardized Total Returns

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	From the Adoption in Variable Account to 12/31/02	Date of Adoption in Variable Account*

Total Return Fund of GE Investments Funds, Inc.	-35.52%	-2.93%	4.94%	6.48%	05/02/88

*	Date on which the Total Return Fund of GE Investments Funds, Inc. was first available in the Variable Account. As the Variable Account is also used for other variable annuities offered by the Company, this date may be different from the date the Total Return Fund of GE Investments Funds, Inc. was first available in this product.

NON-STANDARDIZED PERFORMANCE DATA

In addition to the standardized data, we may also show similar performance data for other periods.

We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the Subaccount. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or income payments, not including repayments on amounts withdrawn.

All non-standardized performance data will be advertised only if we also disclose the standardized performance data as described in the previous section.

We may disclose historic performance data for the Total Return Fund of GE Investments Funds, Inc. since its inception, reduced by some or all of the fees and charges under the contract. Such non-standardized performance includes data that precedes the data on which the Total Return Fund of GE Investments Funds, Inc. was available in the Variable Account. This data is designed to show the performance that would have resulted if the contract had been in existence during that time, based on the Total Return Fund of GE Investments Funds, Inc.’s performance. This data assumes that the Subaccount available in the contract was in existence for the same time period as the Total Return Fund of GE Investments Funds, Inc., with the charges equal to those currently assessed in the contract, including charges for the Total Return Fund of GE Investments Funds, Inc.

The table below reflects the non-standardized average annual total returns for one, five and ten-year periods for the Total Return Fund of GE Investments Funds, Inc. from the time it was declared effective by the SEC until December 31, 2002. The method of calculation used is described in the Statement of Additional Information.

The total returns of the Total Return Fund of GE Investments Funds, Inc. have been reduced by the Variable Account charges, as if the contract had been in existence since the inception of the Total Return Fund of GE Investments Funds, Inc. Expenses include Variable Account expenses of 1.50% (taken daily, equal to an annual rate of your daily net assets in the Variable Account).

Deductions for premiums taxes are NOT reflected, but may apply. In addition, we assume that you make a complete surrender of the contract at the end of the period, therefore, we deduct the surrender charge. The $10 billing fee or charges for the optional riders are not reflected in the calculations. If the charges for the billing fee, premium tax and the optional riders were included, the performance numbers shown would be lower. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 2

Non-Standardized Performance Data

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	From inception to period ended 12/31/02	Portfolio inception date*

Total Return Fund of GE Investments Funds, Inc.	-18.71%	1.67%	7.40%	8.20%	07/01/85

*	Date on which the Total Return Fund of GE Investments Funds, Inc. was declared effective by the SEC. This date may be different from the date the Total Return Fund of GE Investments Funds, Inc. was first available in the Variable Account.

Statement of Additional Information

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling (800) 352-9910.

GE Life and Annuity Assurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name

Address Street

City State Zip

Signature of Requestor Date

Statement of Additional Information For The

Scheduled Purchase Payment Variable Deferred Annuity Contract

Form P1161 3/01

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account 4

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Scheduled Purchase Payment Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account 4. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contract are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative.

The date of this Statement of Additional Information is May 1, 2003.

THIS STATEMENT OF ADDITIONAL INFORMATION IS  NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION  WITH THE PROSPECTUSES FOR THE CONTRACT AND THE TOTAL RETURN FUND OF  GE INVESTMENTS FUNDS, INC.

Statement of Additional Information

The Company	B-3

The Variable Account	B-4

Additional Information About the Guarantee Account	B-4

The Contracts	B-4
Net Investment Factor	B-4

Termination of Participation Agreement	B-5

Calculation of Performance Data	B-5
The Subaccount	B-5
Other Performance Data	B-7

Federal Tax Matters	B-7
Taxation of GE Life and Annuity Assurance Company	B-7
IRS Required Distributions	B-8

General Provisions	B-8
Using the Contract as Collateral	B-8
The Beneficiary	B-9
Non-Participating	B-9
Misstatement of Age or Gender	B-9
Incontestability	B-9
Statement of Values	B-9
Trust as Owner or Beneficiary	B-9
Written Notice	B-9

Distribution of the Contract	B-9

Legal Developments Regarding Employment-Related Benefit Plans	B-10

Regulation of GE Life and Annuity Assurance Company	B-10

Experts	B-10

Financial Statements	B-11

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 800 or 3% remaining shares of our outstanding common stock are owned by Phoenix Life Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Insurance, Inc. (“GEI”). GEI is a wholly owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE VARIABLE ACCOUNT	We established the GE Life & Annuity Separate Account 4 as a separate investment account on August 19, 1987. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT	Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

THE CONTRACTS

NET INVESTMENT FACTOR

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) minus (c) where:

(a)	is the result of:

(1)	the value of the assets of the Subaccount at the end of the preceding Valuation Period; plus

(2)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4)	any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

(b)	is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

(c)	is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount’s assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENT

The participation agreement pursuant to which the Total Return Fund of GE Investments Funds, Inc. sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated

The participation agreement with GE Investments Funds, Inc. may be terminated at the option of any party upon six months written notice to the other, unless a shorter time is agreed upon by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

THE SUBACCOUNT

Total Return.    Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Portfolio adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund of GE Investments Funds, Inc. (after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), and the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account, $196.80 for all the available rider options and a $10 billing fee).

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)1/N – 1

where:

TR	=	the average annual total return for the period.

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

P	=	a hypothetical single investment of $1,000.

N	=	the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund of GE Investments Funds, Inc. has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

OTHER PERFORMANCE DATA	We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) – 1

where:

CTR	=	the cumulative total return for the period.

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

P	=	a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

FEDERAL TAX MATTERS

TAXATION OF GE LIFE AND ANNUITY ASSURANCE COMPANY

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the “Federal Tax Matters” section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS REQUIRED DISTRIBUTIONS	In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that:

(a)	if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

(1)	within five years after the date of that Owner’s death; or

(2)	as income payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary.

The “designated beneficiary” generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the “designated beneficiary” is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse’s death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Contracts issued as Qualified Contracts.

GENERAL PROVISIONS

USING THE CONTRACTS AS COLLATERAL

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

THE BENEFICIARY

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

NON-PARTICIPATING	The contract is non-participating. No dividends are payable.

MISSTATEMENT OF AGE OR GENDER	If an Annuitant’s age or gender is misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY	We will not contest the contract except as provided in any rider.

STATEMENT OF VALUES

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

TRUST AS OWNER OR BENEFICIARY

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

WRITTEN NOTICE	Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant’s full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

DISTRIBUTION OF THE CONTRACTS

The contracts which are offered continuously, are distributed by Capital Brokerage Corporation, 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905, an affiliate of the Company. During the fiscal years ended December 31, 2002, 2001 and

2000, no underwriting commissions have been paid by the Company to Capital Brokerage Corporation. Although the Company and Capital Brokerage Corporation do not anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, the Company is licensed to do business in the District of Columbia and all states, except New York.

REGULATION OF GE LIFE AND ANNUITY ASSURANCE COMPANY

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.

EXPERTS

The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002, and 2001, and for each of the years in the three-year period ended December 31, 2002, and the financial statements of GE Life & Annuity Separate Account 4 as of December 31, 2002 and for each of the years or lesser periods in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 1021 East Cary Street, Suite 2000, Richmond, VA 23219.

The report of KPMG LLP dated February 7, 2003 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary contains explanatory paragraphs that state that the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

FINANCIAL STATEMENTS

This Statement of Additional Information contains the financial statements of GE Life & Annuity Separate Account 4 as of December 31, 2002 and for each of the years or lesser periods in the two-year period ended December 31, 2002. The consolidated financial statements of the Company included in the prospectus should be distinguished from the financial statements of GE Life & Annuity Separate Account 4, and should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. Such consolidated financial statements of the Company should not be considered as bearing on the investment performance of the assets held in Variable Account.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

Contract Owners

GE Life & Annuity Separate Account 4

    and

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account 4 (the Account) (comprising the AIM Variable Insurance Funds — AIM V.I. Aggressive Growth Fund-Series I Shares, AIM V.I. Capital Appreciation Fund-Series I Shares, AIM V.I. Capital Development Fund-Series I Shares, AIM V.I. Core Equity Fund–Series I Shares, AIM V.I. Global Utilities Fund-Series I Shares, AIM V.I. Government Securities Fund-Series I Shares, AIM V.I. Growth Fund-Series I Shares, AIM V.I. New Technology Fund-Series I Shares, AIM V.I. Premier Equity Fund-Series I Shares; The Alger American Fund — Alger American Growth Portfolio, Alger American Small Capitalization Portfolio; Alliance Variable Products Series Fund, Inc. — Growth and Income Portfolio-Class B, Premier Growth Portfolio-Class B, Quasar Portfolio-Class B; Dreyfus — Dreyfus Investment Portfolios-Emerging Markets Portfolio-Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares; Eaton Vance Variable Trust — VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Federated Insurance Series — Federated American Leaders Fund II-Primary Shares, Federated High Income Bond Fund II-Primary Shares, Federated High Income Bond Fund II-Service Shares, Federated International Small Company Fund II, Federated Utility Fund II; Fidelity Variable Insurance Products Fund (“VIP”) — VIP Equity-Income Portfolio, VIP Equity-Income Portfolio-Service Class 2, VIP Growth Portfolio, VIP Growth Portfolio-Service Class 2, VIP Overseas Portfolio; Fidelity Variable Insurance Products Fund II (“VIP II”) — VIP II Asset ManagerSM Portfolio, VIP II Contrafund® Portfolio, VIP II Contrafund® Portfolio-Service Class 2; Fidelity Variable Insurance Products Fund III (“VIP III”) — VIP III Growth & Income Portfolio, VIP III Growth & Income Portfolio-Service Class 2, VIP III Growth Opportunities Portfolio, VIP III Mid Cap Portfolio, VIP III Mid Cap Portfolio-Service Class 2; Franklin Templeton Variable Insurance Products Trust — Templeton Global Asset Allocation Fund-Class 2 Shares; GE Investments Funds, Inc. — Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500® Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust (VIT) — Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Janus Aspen Series — Aggressive Growth Portfolio, Aggressive Growth Portfolio-Service Shares, Balanced Portfolio, Balanced Portfolio-Service Shares, Capital Appreciation Portfolio, Capital Appreciation Portfolio-Service Shares, Core Equity Portfolio, Flexible Income Portfolio, Global Life Sciences Portfolio-Service Shares, Global Technology Portfolio-Service Shares, Growth Portfolio, Growth Portfolio-Service Shares, International Growth Portfolio, International Growth Portfolio-Service Shares, Worldwide Growth Portfolio, Worldwide Growth Portfolio-Service Shares; J.P. Morgan Series Trust II — Bond Portfolio, Mid Cap Value Portfolio; MFS® Variable Insurance Trust — MFS® Investors Growth Stock Series-Service Class Shares, MFS® Investors Trust Series-Service Class Shares, MFS® New Discovery Series-Service Class Shares, MFS® Utilities Series-Service Class Shares; Oppenheimer Variable Account Funds — Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA-Service Shares, Oppenheimer Global Securities Fund/VA-Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA-Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc. — PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance Trust — Foreign Bond Portfolio-Administrative Class Shares, High Yield Portfolio-Administrative Class Shares, Long-Term U.S. Government Portfolio-Administrative Class Shares, Total Return Portfolio-Administrative Class Shares; The Prudential Series Fund, Inc. —Jennison Portfolio-Class II Shares, SP Jennison International Growth Portfolio-Class II Shares, SP U.S. Emerging Growth Portfolio-Class II Shares; Rydex Variable Trust — OTC Fund; Salomon Brothers Variable Series Funds Inc — Investors Fund, Strategic Bond Fund, Total Return Fund; and Van Kampen Life Investment Trust — Comstock Portfolio-Class II Shares, Emerging Growth Portfolio-Class II Shares) as of December 31, 2002, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two-year period then ended, and the financial highlights for each of the years or lesser periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting GE Life & Annuity Separate Account 4 as of December 31, 2002, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period ended then ended, and their financial highlights for each of the years or lesser periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Richmond, Virginia

February 28, 2003

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities

December 31, 2002

	AIM Variable Insurance Funds
	AIM V.I. Aggressive Growth Fund — Series I Shares	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Capital Development Fund — Series I Shares	AIM V.I. Core Equity Fund — Series I Shares	AIM V.I. Global Utilities Fund — Series I Shares	AIM V.I. Government Securities Fund — Series I Shares
Assets
Investments at fair market value (see cost below; note 2a)	$1,842	15,501,708	4,712	1,404	1,527	1,524,832
Dividend receivable	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	1
Receivable for units sold	—	6,785	—	—	—	—

Total assets	1,842	15,508,493	4,712	1,404	1,527	1,524,833

Liabilities
Accrued expenses payable to affiliate (note 4c)	—	3,563	1	—	1	126
Payable for units withdrawn	—	75,219	—	—	—	—

Total liabilities	—	78,782	1	—	1	126

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$1,842	15,429,711	4,711	1,404	1,526	1,524,707
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	—	—	—	—

Net assets	$1,842	15,429,711	4,711	1,404	1,526	1,524,707

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	—	—	—	—	—	—

Net asset value per unit: Type II	$—	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	—	912,403	—	—	—	—

Net asset value per unit: Type III	$—	5.63	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type IV	—	70,462	—	—	—	—

Net asset value per unit: Type IV	$—	5.63	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type V	352	451	623	240	300	126,953

Net asset value per unit: Type V	$5.24	4.75	7.56	5.84	5.08	12.01

Outstanding units (note 2b, 4a, and 5): Type VI	—	1,662,052	—	—	—	—

Net asset value per unit: Type VI	$—	4.60	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VII	—	490,960	—	—	—	—

Net asset value per unit: Type VII	$—	4.58	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—

Investments in securities, at cost	$1,889	19,796,621	5,707	1,492	1,466	1,521,596

Shares outstanding	220	943,500	502	83	157	122,970

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	AIM Variable Insurance Funds
	AIM V.I. Growth Fund — Series I Shares	AIM V.I. New Technology Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares
Assets
Investments at fair market value (see cost below; note 2a)	$7,681,554	7,110	31,030,886
Dividend receivable	—	—	—
Receivable from affiliate (note 4b)	—	—	—
Receivable for units sold	13,070	—	4,164

Total assets	7,694,624	7,110	31,035,050

Liabilities
Accrued expenses payable to affiliate (note 4c)	1,712	4	6,209
Payable for units withdrawn	—	—	951

Total liabilities	1,712	4	7,160

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$7,692,912	7,106	31,027,890
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	—

Net assets	$7,692,912	7,106	31,027,890

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—

Net asset value per unit: Type I	$—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	—	—	—

Net asset value per unit: Type II	$—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	432,922	—	1,672,332

Net asset value per unit: Type III	$4.47	—	5.98

Outstanding units (note 2b, 4a, and 5): Type IV	31,521	—	155,557

Net asset value per unit: Type IV	$4.46	—	5.97

Outstanding units (note 2b, 4a, and 5): Type V	—	3,740	—

Net asset value per unit: Type V	$—	1.90	—

Outstanding units (note 2b, 4a, and 5): Type VI	1,259,858	—	2,944,086

Net asset value per unit: Type VI	$3.33	—	5.02

Outstanding units (note 2b, 4a, and 5): Type VII	429,559	—	1,063,872

Net asset value per unit: Type VII	$3.31	—	5.00

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—

Net asset value per unit: Type VIII	$—	—	—

Investments in securities, at cost	$10,914,950	7,936	43,050,883

Shares outstanding	679,783	3,078	1,913,125

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	The Alger American Fund		Alliance Variable Products Series Fund, Inc.
	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B
Assets
Investments at fair market value (see cost below; note 2a)	$131,642,006	56,301,332	88,681,909	24,986,363	4,102,397
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	6	6,853	13,004	—	—
Receivable for units sold	488	—	40,225	14,038	6,712

Total assets	131,642,500	56,308,185	88,735,138	25,000,401	4,109,109

Liabilities
Accrued expenses payable to affiliate (note 4c)	21,326	16,489	15,860	5,548	927
Payable for units withdrawn	81,339	29,610	—	811	71,730

Total liabilities	102,665	46,099	15,860	6,359	72,657

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$131,433,447	56,262,086	88,719,278	24,994,042	4,036,452
Net assets attributable to variable deferred annuity contract owners in the annuitization period	106,388	—	—	—	—

Net assets	$131,539,835	56,262,086	88,719,278	24,994,042	4,036,452

Outstanding units (note 2b, 4a, and 5): Type I	477,492	477,762	—	—	—

Net asset value per unit: Type I	$12.63	6.30	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	6,300,041	5,837,332	—	—	—

Net asset value per unit: Type II	$12.40	6.18	—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	6,996,520	3,005,645	2,996,376	1,384,298	188,770

Net asset value per unit: Type III	$6.01	5.11	8.04	5.47	6.05

Outstanding units (note 2b, 4a, and 5): Type IV	936,757	368,144	471,081	73,936	4,615

Net asset value per unit: Type IV	$5.70	4.94	8.03	5.47	6.04

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	—	5,560,666	2,672,956	441,575

Net asset value per unit: Type VI	$—	—	8.11	4.45	4.98

Outstanding units (note 2b, 4a, and 5): Type VII	—	—	1,951,504	1,159,015	134,844

Net asset value per unit: Type VII	$—	—	8.07	4.42	4.95

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—

Investments in securities, at cost	$261,324,998	103,515,446	108,449,396	34,961,349	5,570,658

Shares outstanding	5,344,783	4,611,084	5,377,921	1,445,134	605,073

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Dreyfus		Eaton Vance Variable Trust
	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	VT Floating-Rate Income Fund	VT Worldwide Health Sciences Fund
Assets
Investments at fair market value (see cost below; note 2a)	$5,703,090	4,924,856	2,071	30,388
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—
Receivable for units sold	2,811	—	—	—

Total assets	5,705,901	4,924,856	2,071	30,388

Liabilities
Accrued expenses payable to affiliate (note 4c)	1,138	1,119	1	6
Payable for units withdrawn	26,302	—	—	—

Total liabilities	27,440	1,119	1	6

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$5,678,461	4,923,737	2,070	30,382
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	—	—

Net assets	$5,678,461	4,923,737	2,070	30,382

Outstanding units (notes 2b, 4a, and 5): Type I	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type II	—	—	—	—

Net asset value per unit: Type II	$—	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type III	151,102	80,469	—	—

Net asset value per unit: Type III	$9.89	5.28	—	—

Outstanding units (notes 2b, 4a, and 5): Type IV	44,620	12,416	—	—

Net asset value per unit: Type IV	$9.88	5.28	—	—

Outstanding units (notes 2b, 4a, and 5): Type V	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type VI	436,606	818,129	—	—

Net asset value per unit: Type VI	$7.30	4.60	—	—

Outstanding units (notes 2b, 4a, and 5): Type VII	76,583	146,590	208	3,029

Net asset value per unit: Type VII	$7.26	4.57	9.96	10.03

Outstanding units (notes 2b, 4a, and 5): Type VIII	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—

Investments in securities, at cost	$5,851,314	7,766,406	2,070	31,032

Shares outstanding	609,956	260,574	207	3,733

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
Assets
Investments at fair market value (see cost below; note 2a)	$66,331,351	58,058,382	19,631,797	2,754,855	26,753,174
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	3	2	—	—	2
Receivable for units sold	—	—	9,155	58	—

Total assets	66,331,354	58,058,384	19,640,952	2,754,913	26,753,176

Liabilities
Accrued expenses payable to affiliate (note 4c)	10,680	9,473	4,111	560	4,289
Payable for units withdrawn	63,543	100,888	20	127	3,940

Total liabilities	74,223	110,361	4,131	687	8,229

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$66,257,131	57,888,405	19,636,821	2,754,226	26,742,350
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	59,618	—	—	2,597

Net assets	$66,257,131	57,948,023	19,636,821	2,754,226	26,744,947

Outstanding units (notes 2b, 4a, and 5): Type I	211,139	224,680	—	—	135,961

Net asset value per unit: Type I	$13.41	14.02	—	—	11.03

Outstanding units (notes 2b, 4a, and 5): Type II	3,514,911	2,789,740	—	—	1,835,551

Net asset value per unit: Type II	$13.19	13.74	—	—	10.81

Outstanding units (notes 2b, 4a, and 5): Type III	1,980,630	1,727,743	774,123	109,299	812,332

Net asset value per unit: Type III	$7.84	8.83	9.94	5.66	5.95

Outstanding units (notes 2b, 4a, and 5): Type IV	218,794	141,307	115,436	6,379	100,284

Net asset value per unit: Type IV	$7.02	8.57	9.93	5.65	5.68

Outstanding units (notes 2b, 4a, and 5): Type V	—	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type VI	—	—	809,652	379,708	—

Net asset value per unit: Type VI	$—	—	9.18	4.70	—

Outstanding units (notes 2b, 4a, and 5): Type VII	—	—	368,364	67,435	—

Net asset value per unit: Type VII	$—	—	9.13	4.67	—

Outstanding units (notes 2b, 4a, and 5): Type VIII	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—

Investments in securities, at cost	$84,750,521	60,234,182	19,676,985	2,986,697	42,722,860

Shares outstanding	4,361,036	8,200,336	2,772,853	601,497	3,557,603

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund (“VIP”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio
Assets
Investments at fair market value (see cost below; note 2a)	$398,103,938	56,864,309	234,171,687	30,699,484	42,823,688
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	39	—	32,097	—	7
Receivable for units sold	—	20,651	—	3,431	—

Total assets	398,103,977	56,884,960	234,203,784	30,702,915	42,823,695

Liabilities
Accrued expenses payable to affiliate (note 4c)	60,404	10,261	35,658	6,552	2,391,324
Payable for units withdrawn	293,318	100,763	71,197	41	2,130,137

Total liabilities	353,722	111,024	106,855	6,593	4,521,461

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$397,669,145	56,773,936	234,092,536	30,696,322	38,302,234
Net assets attributable to variable deferred annuity contract owners in the annuitization period	81,110	—	4,393	—	—

Net assets	$397,750,255	56,773,935	234,096,929	30,696,322	38,302,234

Outstanding units (note 2b, 4a, and 5): Type I	1,971,167	—	1,457,038	—	999,509

Net asset value per unit: Type I	$35.82	—	36.52	—	16.33

Outstanding units (note 2b, 4a, and 5): Type II	7,512,400	—	3,487,079	—	959,274

Net asset value per unit: Type II	$34.52	—	35.20	—	15.73

Outstanding units (note 2b, 4a, and 5): Type III	7,065,062	2,476,360	8,672,752	1,648,860	945,528

Net asset value per unit: Type III	$8.70	7.99	6.22	5.47	6.70

Outstanding units (note 2b, 4a, and 5): Type IV	835,392	367,278	697,045	282,662	87,301

Net asset value per unit: Type IV	$7.60	7.98	6.02	5.46	6.33

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—	586

Net asset value per unit: Type V	$—	—	—	—	5.49

Outstanding units (note 2b, 4a, and 5): Type VI	—	2,766,772	—	3,350,454	—

Net asset value per unit: Type VI	$—	8.41	—	4.66	—

Outstanding units (note 2b, 4a, and 5): Type VII	—	1,288,935	—	974,269	—

Net asset value per unit: Type VII	$—	8.37	—	4.64	—

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—

Investments in securities, at cost	$482,440,268	65,002,100	392,716,590	40,254,458	42,715,159

Shares outstanding	21,922,023	3,159,128	9,990,260	1,322,684	3,900,154

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund II (“VIP II”)			Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio	VIP III Mid Cap Portfolio — Service Class 2
Assets
Investments at fair market value (see cost below; note 2a)	$201,826,306	302,041,692	41,046,720	88,478,175	16,639,302	33,751,584	30,179	52,328,981
Dividend receivable	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	50,077	1	—	—	6,570	3	—	—
Receivable for units sold	42,121	—	—	5,734	21,071	—	—	152,620

Total assets	201,918,504	302,041,693	41,046,720	88,483,909	16,666,943	33,751,587	30,179	52,481,601

Liabilities
Accrued expenses payable to affiliate (note 4c)	27,993	47,157	7,952	24,504	3,285	5,600	2	9,886
Payable for units withdrawn	80,015	145,611	76,094	1,747	37,222	46,893	—	—

Total liabilities	108,008	192,768	84,046	26,251	40,507	52,493	2	9,886

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$201,699,624	301,790,286	40,962,674	88,452,545	16,626,436	33,699,094	30,177	52,471,715
Net assets attributable to variable deferred annuity contract owners in the annuitization period	110,872	58,639	—	5,113	—	—	—	—

Net assets	$201,810,496	301,848,925	40,962,674	88,457,658	16,626,436	33,699,094	30,177	52,471,715

Outstanding units (note 2b, 4a, and 5): Type I	5,411,572	1,098,703	—	228,556	—	169,857	—	—

Net asset value per unit: Type I	$24.88	23.18	—	12.13	—	8.36	—	—

Outstanding units (note 2b, 4a, and 5): Type II	2,151,180	8,573,160	—	4,584,591	—	2,675,446	—	—

Net asset value per unit: Type II	$24.07	22.72	—	11.95	—	8.25	—	—

Outstanding units (note 2b, 4a, and 5): Type III	1,627,929	8,850,693	1,678,407	3,699,391	725,106	1,667,785	—	1,420,253

Net asset value per unit: Type III	$8.67	8.33	7.90	7.48	7.35	5.48	—	9.09

Outstanding units (note 2b, 4a, and 5): Type IV	150,830	985,297	229,420	458,068	66,265	204,162	—	184,618

Net asset value per unit: Type IV	$8.47	7.99	7.89	7.01	7.34	5.22	—	9.08

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	2,279	—	251	3,180	—

Net asset value per unit: Type V	$—	—	—	7.42	—	5.85	9.49	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	—	2,682,748	—	1,005,224	—	—	3,315,853

Net asset value per unit: Type VI	$—	—	7.20	—	7.18	—	—	9.02

Outstanding units (note 2b, 4a, and 5): Type VII	—	—	918,624	—	503,223	—	—	889,218

Net asset value per unit: Type VII	$—	—	7.16	—	7.14	—	—	8.97

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—	—

Investments in securities, at cost	$241,943,323	361,246,773	44,825,999	117,257,145	18,966,325	55,874,807	30,198	55,718,615

Shares outstanding	15,829,514	16,687,386	2,286,725	8,147,162	1,550,727	2,882,287	1,724	3,009,142

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 2 Shares
Assets
Investments at fair market value (see cost below; note 2a)	$3,772
Dividend receivable	—
Receivable from affiliate (note 4b)	—
Receivable for units sold	—

Total assets	3,772

Liabilities
Accrued expenses payable to affiliate (note 4c)	1
Payable for units withdrawn	—

Total liabilities	1

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$3,771
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—

Net assets	$3,771

Outstanding units (note 2b, 4a, and 5): Type I	—

Net asset value per unit: Type I	$ —

Outstanding units (note 2b, 4a, and 5): Type II	—

Net asset value per unit: Type II	$ —

Outstanding units (note 2b, 4a, and 5): Type III	—

Net asset value per unit: Type III	$ —

Outstanding units (note 2b, 4a, and 5): Type IV	—

Net asset value per unit: Type IV	$ —

Outstanding units (note 2b, 4a, and 5): Type V	—

Net asset value per unit: Type V	$ —

Outstanding units (note 2b, 4a, and 5): Type VI	374

Net asset value per unit: Type VI	$10.09

Outstanding units (note 2b, 4a, and 5): Type VII	—

Net asset value per unit: Type VII	$ —

Outstanding units (note 2b, 4a, and 5): Type VIII	—

Net asset value per unit: Type VIII	$ —

Investments in securities, at cost	$3,783

Shares outstanding	260

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund
Assets
Investments at fair market value (see cost below; note 2a)	$17,278,659	189,556,126	24,684,392	154,891,448	645,391,399	71,067,691	68,547,990
Dividend receivable	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	145,975	3	—
Receivable for units sold	—	126,877	10,266	105,380	819,733	20,480	—

Total assets	17,278,659	189,683,003	24,694,658	154,996,828	646,357,107	71,088,174	68,547,990

Liabilities
Accrued expenses payable to affiliate (note 4c)	2,435	32,064	2,426	26,404	103,578	12,923	12,525
Payable for units withdrawn	161,860	62,561	15,490	19,281	1,585,041	58,125	968,404

Total liabilities	164,295	94,625	17,916	45,685	1,688,619	71,048	980,929

Net assets	$17,114,364	189,588,378	24,676,742	154,951,143	644,668,488	71,017,126	67,567,061

Analysis of net assets:
Attributable to:
Variable deferred annuity contract owners in the accumulation period	$10,940,970	189,588,378	14,395,390	150,339,232	644,637,044	70,909,930	67,567,061
Variable deferred annuity contract owners in the annuitization period	—	—	—	—	31,444	107,196	—
GE Life and Annuity Assurance Company (note 4d)	6,173,394	—	10,281,352	4,611,911	—	—	—

Net assets	$17,114,364	189,588,378	24,676,742	154,951,143	644,668,488	71,017,126	67,567,061

Outstanding units (note 2b, 4a, and 5): Type I	104,279	1,017,046	63,491	366,772	2,428,398	75,183	204,164

Net asset value per unit: Type I	$11.56	13.14	9.52	14.55	17.28	7.73	20.93

Outstanding units (note 2b, 4a, and 5): Type II	853,992	7,151,518	851,108	4,093,825	15,816,266	2,588,994	1,999,763

Net asset value per unit: Type II	$11.40	12.98	9.38	14.34	16.65	7.66	20.53

Outstanding units (note 2b, 4a, and 5): Type III	—	5,417,568	833,396	5,163,925	20,588,287	4,161,689	1,496,540

Net asset value per unit: Type III	$—	12.11	6.20	9.99	11.03	7.62	13.92

Outstanding units (note 2b, 4a, and 5): Type IV	—	814,908	103,984	524,430	3,714,284	482,041	103,220

Net asset value per unit: Type IV	$—	12.19	6.08	8.68	10.92	7.60	12.71

Outstanding units (note 2b, 4a, and 5): Type V	—	3,525	1,579	1,841	3,495,756	10,053	8,225

Net asset value per unit: Type V	$—	12.28	5.25	9.43	1.06	6.86	11.55

Outstanding units (note 2b, 4a, and 5): Type VI	—	518,423	—	2,414,851	4,808,269	1,851,265	—

Net asset value per unit: Type VI	$—	10.64	—	9.43	10.48	6.58	—

Outstanding units (note 2b, 4a, and 5): Type VII	—	216,173	—	785,521	1,689,357	454,718	—

Net asset value per unit: Type VII	$—	10.63	—	9.38	10.43	6.55	—

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—

Investments in securities, at cost	$16,676,000	188,187,952	33,187,780	179,237,691	645,391,399	84,579,529	76,323,259

Shares outstanding	1,593,972	14,660,180	3,962,182	11,645,974	645,391,399	1,298,277	5,216,742

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	GE Investments Funds, Inc. (continued)
	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
Assets
Investments at fair market value (see cost below; note 2a)	$419,482,355	38,887,591	108,166,380	79,293,181	16,080,575
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	90,449	151,365	29,125	38,370	123,663

Total assets	419,572,804	39,038,956	108,195,505	79,331,551	16,204,238

Liabilities
Accrued expenses payable to affiliate (note 4c)	145,210	7,574	18,265	16,227	3,133
Payable for units withdrawn	168,810	53,071	60,574	16,283	35

Total liabilities	314,020	60,645	78,839	32,510	3,168

Net assets	$419,258,784	38,978,311	108,116,666	79,299,041	16,201,070

Analysis of net assets:
Attributable to:
Variable deferred annuity contract owners in the accumulation period	$419,181,714	38,978,311	108,111,287	79,189,552	16,201,070
Variable deferred annuity contract owners in the annuitization period	77,070	—	5,379	109,489	—
GE Life and Annuity Assurance Company (note 4d)	—	—	—	—	—

Net assets	$419,258,784	38,978,311	108,116,666	79,299,041	16,201,070

Outstanding units (note 2b, 4a, and 5): Type I	468,803	—	275,659	124,730	—

Net asset value per unit: Type I	$35.69	—	33.49	8.96	—

Outstanding units (note 2b, 4a, and 5): Type II	6,766,704	—	1,912,451	2,883,878	—

Net asset value per unit: Type II	$34.40	—	32.28	8.85	—

Outstanding units (note 2b, 4a, and 5): Type III	15,768,039	1,059,252	2,969,218	3,959,667	662,957

Net asset value per unit: Type III	$6.82	10.23	9.65	8.10	7.45

Outstanding units (note 2b, 4a, and 5): Type IV	1,905,073	192,153	298,082	425,255	261,674

Net asset value per unit: Type IV	$6.35	10.22	9.25	7.38	7.44

Outstanding units (note 2b, 4a, and 5): Type V	24,977	—	7,330	5,033	—

Net asset value per unit: Type V	$6.16	—	8.86	7.24	—

Outstanding units (note 2b, 4a, and 5): Type VI	6,212,679	1,979,892	—	1,679,606	886,780

Net asset value per unit: Type VI	$5.98	10.45	—	7.06	7.25

Outstanding units (note 2b, 4a, and 5): Type VII	2,153,221	528,246	—	791,025	400,281

Net asset value per unit: Type VII	$5.95	10.39	—	7.02	7.21

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	616,931	—	—

Net asset value per unit: Type VIII	$—	—	9.20	—	—

Investments in securities, at cost	$585,819,713	42,761,873	124,642,746	97,722,106	18,315,167

Shares outstanding	25,925,980	3,786,523	8,530,472	3,079,347	2,184,861

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Core Equity Portfolio	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
Assets
Investments at fair market value (see cost below; note 2a)	$18,103,068	150,141,194	124,051,743	10,603,104	437,140,727	81,966,078	169,265,820	18,238,602	2,228	102,691,427	14,554,601	11,357,948
Dividend receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	2,002	1	5,027	—	1	—	17,030	—	—	1,041,113	—	—
Receivable for units sold	9,418	28,485	—	9,998	900,219	47,590	—	18,059	—	882,368	3,271	2,200

Total assets	18,114,488	150,169,680	124,056,770	10,613,102	438,040,947	82,013,668	169,282,850	18,256,661	2,228	104,614,908	14,557,872	11,360,148

Liabilities
Accrued expenses payable to affiliate (note 4c)	3,259	24,450	19,551	2,526	69,801	15,205	27,555	3,725	1	16,431	3,508	3,472
Payable for units withdrawn	10,896	188,505	69,277	2,964	196,807	12,495	44,277	11,298	—	711,584	36,310	40,352

Total liabilities	14,155	212,955	88,828	5,490	266,608	27,700	71,832	15,023	1	728,015	39,818	43,824

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$18,100,333	149,956,725	123,858,357	10,607,612	437,767,112	81,985,968	169,155,092	18,241,638	2,227	103,886,893	14,518,054	11,314,020
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	109,585	—	7,227	—	55,926	—	—	—	—	2,304

Net assets	$18,100,333	149,956,725	123,967,942	10,607,612	437,774,339	81,985,968	169,211,018	18,241,638	2,227	103,886,893	14,518,054	11,316,324

Outstanding units (note 2b, 4a, and 5): Type I	104,286	829,759	675,661	—	1,421,344	—	440,506	—	—	384,816	89,338	131,809

Net asset value per unit: Type I	$6.83	11.34	17.21	—	20.63	—	16.88	—	—	16.56	6.56	2.47

Outstanding units (note 2b, 4a, and 5): Type II	1,312,915	6,570,451	4,077,179	—	13,294,385	—	5,208,969	—	—	3,912,422	628,264	1,165,738

Net asset value per unit: Type II	$6.75	11.21	16.82	—	20.26	—	16.64	—	—	16.26	6.52	2.45

Outstanding units (note 2b, 4a, and 5): Type III	987,170	4,634,645	6,608,676	659,720	12,992,438	2,496,532	8,929,956	733,417	—	2,507,313	830,680	1,683,152

Net asset value per unit: Type III	$7.63	13.38	5.95	4.16	9.92	8.79	7.77	6.45	—	12.03	6.49	2.44

Outstanding units (note 2b, 4a, and 5): Type IV	142,990	411,894	867,195	70,678	1,087,532	337,154	839,663	91,023	—	265,752	64,305	291,205

Net asset value per unit: Type IV	$6.95	11.85	5.12	4.16	9.40	8.79	6.80	6.44	—	11.94	6.48	2.44

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—	—	—	462	—	332	46,091	—	—

Net asset value per unit: Type V	$—	—	—	—	—	—	5.59	—	6.71	12.20	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	—	—	2,245,993	—	4,985,061	—	1,974,833	—	—	559,790	1,071,043

Net asset value per unit: Type VI	$—	—	—	2.80	—	8.28	—	5.39	—	—	6.10	2.39

Outstanding units (note 2b, 4a, and 5): Type VII	—	—	—	458,916	—	1,917,665	—	425,478	—	—	101,020	318,267

Net asset value per unit: Type VII	$—	—	—	2.79	—	8.24	—	5.36	—	—	6.07	2.38

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—	—	—	—	—	—

Investments in securities, at cost	$20,596,337	158,132,411	334,878,844	16,301,614	503,579,961	88,241,736	261,350,379	23,068,494	2,830	101,179,900	19,855,476	22,051,461

Shares outstanding	2,223,964	14,150,914	7,831,549	678,816	21,230,730	3,844,563	9,744,722	1,057,924	168	8,348,897	2,665,678	4,712,841

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Janus Aspen Series (continued)						J.P. Morgan Series Trust II
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares	Bond Portfolio	Mid Cap Value Portfolio
Assets
Investments at fair market value (see cost below; note 2a)	$237,984,245	16,922,455	91,422,233	13,347,820	313,909,416	21,576,090	3,852	3,742
Dividend receivable	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	9	—	680,911	—	690,590	—	—	—
Receivable for units sold	668,663	1,597	85	2,982	—	16,569	—	—

Total assets	238,652,917	16,924,052	92,103,229	13,350,802	314,600,006	21,592,659	3,852	3,742

Liabilities
Accrued expenses payable to affiliate (note 4c)	37,171	4,049	14,460	2,722	48,413	4,697	1	1
Payable for units withdrawn	82,475	33,725	74,808	—	327,697	11,266	—	—

Total liabilities	119,646	37,774	89,268	2,722	376,110	15,963	1	1

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$238,499,345	16,886,278	91,954,817	13,348,080	314,171,418	21,576,696	3,851	3,741
Net assets attributable to variable deferred annuity contract owners in the annuitization period	33,926	—	59,144	—	52,478	—	—	—

Net assets	$238,533,271	16,886,278	92,013,961	13,348,080	314,223,896	21,576,696	3,851	3,741

Outstanding units (note 2b, 4a, and 5): Type I	1,625,231	—	455,711	—	1,716,405	—	—	—

Net asset value per unit: Type I	$16.69	—	13.26	—	22.52	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	8,452,760	—	4,341,645	—	9,455,301	—	—	—

Net asset value per unit: Type II	$16.30	—	13.04	—	22.00	—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	11,016,827	904,504	3,184,335	569,029	8,491,439	981,626	—	—

Net asset value per unit: Type III	$6.07	5.19	7.84	5.51	7.10	5.55	—	—

Outstanding units (note 2b, 4a, and 5): Type IV	1,174,963	85,220	565,435	49,363	1,045,267	158,083	—	—

Net asset value per unit: Type IV	$5.75	5.19	7.76	5.50	6.95	5.54	—	—

Outstanding units (note 2b, 4a, and 5): Type V	—	—	683	—	—	—	—	—

Net asset value per unit: Type V	$—	—	4.71	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	2,035,353	—	1,779,820	—	2,503,755	378	368

Net asset value per unit: Type VI	$—	4.45	—	4.47	—	4.56	10.19	10.16

Outstanding units (note 2b, 4a, and 5): Type VII	—	609,116	—	447,171	—	844,883	—	—

Net asset value per unit: Type VII	$—	4.42	—	4.44	—	4.54	—	—

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—	—

Investments in securities, at cost	$390,662,318	24,926,699	124,163,819	15,467,187	496,503,037	28,615,092	3,804	3,783

Shares outstanding	16,289,134	1,168,678	5,284,522	776,939	14,912,561	1,029,885	307	224

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
Assets
Investments at fair market value (see cost below; note 2a)	$17,244,188	13,070,413	16,678,964	15,953,276
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	6,762	—
Receivable for units sold	4,744	11,540	13,326	4,458

Total assets	17,248,932	13,081,953	16,699,052	15,957,734

Liabilities
Accrued expenses payable to affiliate (note 4c)	3,617	2,630	3,102	3,336
Payable for units withdrawn	—	—	51,542	212

Total liabilities	3,617	2,630	54,644	3,548

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$17,245,315	13,079,323	16,644,408	15,954,186
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	—	—

Net assets	$17,245,315	13,079,323	16,644,408	15,964,186

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	—	—	—	—

Net asset value per unit: Type II	$—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	700,945	574,564	695,512	817,700

Net asset value per unit: Type III	$5.24	6.49	6.65	5.90

Outstanding units (note 2b, 4a, and 5): Type IV	120,571	93,687	61,553	45,786

Net asset value per unit: Type IV	$5.24	6.49	6.64	5.89

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	2,157,083	1,008,165	1,656,107	1,379,854

Net asset value per unit: Type VI	$4.74	6.32	5.62	5.78

Outstanding units (note 2b, 4a, and 5): Type VII	576,645	376,910	411,289	501,656

Net asset value per unit: Type VII	$4.71	6.29	5.60	5.75

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—

Investments in securities, at cost	$23,129,660	15,898,804	20,793,341	20,896,074

Shares outstanding	2,466,980	974,677	1,606,837	1,331,659

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA — Service Shares	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA
Assets
Investments at fair market value (see cost below; note 2a)	$105,235,269	133,607,321	167,422,952	967	32,515,632	98,947,229	30,396,008	69,629,280
Dividend receivable	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	5,011	406	—	—	4,482	—	—	2
Receivable for units sold	3,112	—	992	—	32,281	141,676	98,786	877,159

Total assets	105,243,392	133,607,727	167,423,944	967	32,552,395	99,088,905	30,494,794	70,506,441

Liabilities
Accrued expenses payable to affiliate (note 4c)	16,503	21,270	28,939	1	5,975	15,477	6,043	11,338
Payable for units withdrawn	19,384	764,741	284,073	—	39,311	41,654	4,256	38,510

Total liabilities	35,887	786,011	313,012	1	45,286	57,131	10,299	49,848

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$105,204,677	132,821,716	167,016,974	966	32,507,109	99,026,093	30,484,495	70,456,593
Net assets attributable to variable deferred annuity contract owners in the annuitization period	2,828	—	93,958	—	—	5,681	—	—

Net assets	$105,207,505	132,821,716	167,110,932	966	32,507,109	99,031,774	30,484,495	70,456,593

Outstanding units (note 2b, 4a, and 5): Type I	785,562	459,577	510,800	—	—	528,223	—	501,118

Net asset value per unit: Type I	$31.32	25.91	39.79	—	—	29.63	—	29.00

Outstanding units (note 2b, 4a, and 5): Type II	2,011,156	3,279,704	2,749,974	—	—	2,202,687	—	1,361,408

Net asset value per unit: Type II	$30.19	24.97	38.35	—	—	28.55	—	27.95

Outstanding units (note 2b, 4a, and 5): Type III	2,524,137	3,144,719	4,572,961	—	1,234,629	2,032,332	1,058,564	1,634,137

Net asset value per unit: Type III	$7.22	11.51	8.06	—	7.04	9.23	7.06	10.19

Outstanding units (note 2b, 4a, and 5): Type IV	246,315	244,092	575,596	—	236,062	194,552	176,987	128,522

Net asset value per unit: Type IV	$6.75	11.57	7.76	—	7.03	8.92	7.05	9.50

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	—	—	—	2,869,699	—	2,417,368	—

Net asset value per unit: Type VI	$—	—	—	—	6.23	—	6.37	—

Outstanding units (note 2b, 4a, and 5): Type VII	—	—	—	100	691,046	—	1,005,472	—

Net asset value per unit: Type VII	$—	—	—	9.69	6.19	—	6.33	—

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—	—

Investments in securities, at cost	$201,693,253	131,028,842	228,232,129	1,000	37,987,711	123,407,034	36,118,242	80,806,940

Shares outstanding	3,600,249	11,813,203	6,289,367	36	1,846,430	13,175,397	1,991,875	5,290,979

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares
Assets
Investments at fair market value (see cost below; note 2a)	$14,819,489	19,670,681	8,173,536	34,284,871	72,850,087	154,947,254
Dividend receivable	—	—	18,841	236,262	245,020	569,359
Receivable from affiliate (note 4b)	—	2	—	—	—	—
Receivable for units sold	—	—	33,644	28,353	149,683	150,144

Total assets	14,819,489	19,670,683	8,226,021	34,549,486	73,244,790	155,666,757

Liabilities
Accrued expenses payable to affiliate (note 4c)	2,260	2,992	20,287	243,189	258,977	597,927
Payable for units withdrawn	6,073	3,600	—	—	21,288	28,484

Total liabilities	8,333	6,592	20,287	243,189	280,265	626,411

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$14,794,611	19,664,091	8,205,734	34,306,297	72,964,525	155,040,346
Net assets attributable to variable deferred annuity contract owners in the annuitization period	16,545	—	—	—	—	—

Net assets	$14,811,156	19,664,091	8,205,734	34,306,297	72,964,525	155,040,346

Outstanding units (note 2b, 4a, and 5): Type I	152,592	132,559	—	—	—	—

Net asset value per unit: Type I	$7.45	11.93	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	1,862,990	1,537,642	—	—	—	—

Net asset value per unit: Type II	$7.34	11.76	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type III	—	—	267,370	1,311,594	1,989,035	3,335,980

Net asset value per unit: Type III	$—	—	11.58	9.91	12.53	11.69

Outstanding units (note 2b, 4a, and 5): Type IV	—	—	21,171	87,630	249,990	807,952

Net asset value per unit: Type IV	$—	—	11.56	9.90	12.51	11.68

Outstanding units (note 2b, 4a, and 5): Type V	—	—	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type VI	—	—	332,618	1,559,690	2,265,357	6,050,592

Net asset value per unit: Type VI	$—	—	11.74	9.74	13.41	12.13

Outstanding units (note 2b, 4a, and 5): Type VII	—	—	82,184	541,743	1,088,846	2,751,630

Net asset value per unit: Type VII	$—	—	11.68	9.69	13.35	12.07

Outstanding units (note 2b, 4a, and 5): Type VIII	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—

Investments in securities, at cost	$20,407,084	34,212,271	7,949,958	34,966,583	71,282,764	151,806,546

Shares outstanding	1,895,075	1,581,244	811,672	4,781,711	6,568,989	15,146, 359

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	The Prudential Series Fund, Inc.			Rydex Variable Trust	Salomon Brothers Variable Series Funds Inc
	Jennison Portfolio — Class II Shares	SP Jennison International Growth Portfolio — Class II Shares	SP U.S. Emerging Growth Portfolio — Class II Shares	OTC Fund	Investors Fund	Strategic Bond Fund	Total Return Fund
Assets
Investments at fair market value (see cost below; note 2a)	$28,356	12,436	57,117	5,133,706	45,894,219	45,831,268	17,404,235
Dividend receivable	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	2	—	—	—	—	1,405
Receivable for units sold	—	—	—	299	4,682	33,347	12,898

Total assets	28,356	12,438	57,117	5,134,005	45,898,901	45,864,615	17,418,538

Liabilities
Accrued expenses payable to affiliate (note 4c)	6	2	13	1,300	7,833	9,469	3,422
Payable for units withdrawn	—	—	—	—	71,411	304	9

Total liabilities	6	2	13	1,300	79,244	9,773	3,431

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$28,350	12,436	57,104	5,132,705	45,769,115	45,854,842	17,415,107
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—	—	—	50,542	—	—

Net assets	$28,350	12,436	57,104	5,132,705	45,819,657	45,854,842	17,415,107

Outstanding units (notes 2b, 4a, and 5): Type I	—	—	—	—	296,773	189,374	42,782

Net asset value per unit: Type I	$—	—	—	—	11.00	12.26	10.24

Outstanding units (notes 2b, 4a, and 5): Type II	—	—	—	—	1,659,852	1,801,349	751,396

Net asset value per unit: Type II	$—	—	—	—	10.89	12.13	10.13

Outstanding units (notes 2b, 4a, and 5): Type III	4,765	2,205	9,695	374,080	2,548,468	1,631,536	929,915

Net asset value per unit: Type III	$5.95	5.64	5.89	3.36	8.91	11.80	9.43

Outstanding units (notes 2b, 4a, and 5): Type IV	—	—	—	58,597	219,643	208,102	65,454

Net asset value per unit: Type IV	$—	—	—	3.36	8.07	11.68	9.11

Outstanding units (notes 2b, 4a, and 5): Type V	—	—	—	—	—	—	—

Net asset value per unit: Type V	$—	—	—	—	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type VI	—	—	—	1,244,185	—	—	—

Net asset value per unit: Type VI	$—	—	—	2.34	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type VII	—	—	—	329,408	—	—	—

Net asset value per unit: Type VII	$—	—	—	2.33	—	—	—

Outstanding units (notes 2b, 4a, and 5): Type VIII	—	—	—	—	—	—	—

Net asset value per unit: Type VIII	$—	—	—	—	—	—	—

Investments in securities, at cost	$35,503	9,109	84,220	8,189,958	58,329,530	45,205,807	18,661,921

Shares outstanding	2,233	2,968	12,283	567,260	4,726,490	4,411,094	1,826,258

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Assets and Liabilities, Continued

December 31, 2002

	Van Kampen Life Investment Trust
	Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
Assets
Investments at fair market value (see cost below; note 2a)	$3,358,754	833,607
Dividend receivable	—	—
Receivable from affiliate (note 4b)	—	—
Receivable for units sold	22,902	18,616

Total assets	3,381,656	852,223

Liabilities
Accrued expenses payable to affiliate (note 4c)	588	146
Payable for units withdrawn	—	—

Total liabilities	588	146

Net assets attributable to variable deferred annuity contract owners in the accumulation period	$3,381,068	852,077
Net assets attributable to variable deferred annuity contract owners in the annuitization period	—	—

Net assets	$3,381,068	852,077

Outstanding units (notes 2b, 4a, and 5): Type I	—	—

Net asset value per unit: Type I	$—	—

Outstanding units (notes 2b, 4a, and 5): Type II	—	—

Net asset value per unit: Type II	$—	—

Outstanding units (notes 2b, 4a, and 5): Type III	31,822	13,078

Net asset value per unit: Type III	$8.04	7.26

Outstanding units (notes 2b, 4a, and 5): Type IV	36,666	1,249

Net asset value per unit: Type IV	$8.04	7.26

Outstanding units (notes 2b, 4a, and 5): Type V	—	—

Net asset value per unit: Type V	$—	—

Outstanding units (notes 2b, 4a, and 5): Type VI	221,211	74,860

Net asset value per unit: Type VI	$8.05	7.26

Outstanding units (notes 2b, 4a, and 5): Type VII	130,719	28,218

Net asset value per unit: Type VII	$8.03	7.25

Outstanding units (notes 2b, 4a, and 5): Type VIII	—	—

Net asset value per unit: Type VIII	$—	—

Investments in securities, at cost	$3,350,524	896,075

Shares outstanding	370,315	43,759

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations

	AIM Variable Insurance Funds
	AIM V.I. Aggressive Growth Fund — Series I Shares	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Capital Development Fund — Series I Shares	AIM V.I. Core Equity Fund — Series I Shares	AIM V.I. Global Utilities Fund — Series I Shares	AIM V.I. Government Securities Fund — Series I Shares	AIM V.I. Growth Fund — Series I Shares	AIM V.I. New Technology Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	—	5	52	569	—	—	124,847
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	—	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	66,984	—	—	—	—	30,220	—	173,452
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	—	9,898	—	—	—	—	3,102	—	22,347
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	114	19	36	5	10	3,903	—	198	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	109,507	—	—	—	—	64,369	—	240,519
Expenses — Mortality and expense risk charges and administrative expenses — Note VII (note 4a)	—	42,039	—	—	—	—	26,853	—	101,478
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—	—

Net investment income (expense)	(114)	(228,447)	(36)	—	42	(3,334)	(124,544)	(198)	(412,949)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(9,943)	(1,252,886)	(3)	(15)	102	36,073	(1,059,055)	(41,968)	(2,961,918)
Unrealized appreciation (depreciation)	(455)	(2,886,768)	(1,020)	(94)	(526)	3,187	(1,949,608)	26,317	(9,972,946)
Capital gain distributions	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(10,398)	(4,139,654)	(1,023)	(109)	(424)	39,260	(3,008,663)	(15,651)	(12,934,864)

Increase (decrease) in net assets from operations	$(10,512)	(4,368,101)	(1,059)	(109)	(382)	35,926	(3,133,207)	(15,849)	(13,347,813)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	The Alger American Fund		Alliance Variable Products Series Fund, Inc.
	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$82,743	—	429,857	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	107,755	47,176	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses —Type II (note 4a)	1,691,835	657,588	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses —Type III (note 4a)	973,454	316,003	391,822	125,541	21,658
Expenses — Mortality and expense risk charges and administrative expenses —Type IV (note 4a)	130,960	41,157	64,638	8,147	467
Expenses — Mortality and expense risk charges and administrative expenses —Type V (note 4a)	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses —Type VI (note 4a)	—	—	576,247	193,450	35,927
Expenses — Mortality and expense risk charges and administrative expenses —Type VII (note 4a)	—	—	216,221	89,553	10,226
Expenses — Mortality and expense risk charges and administrative expenses —Type VIII (note 4a)	—	—	—	—	—

Net investment income (expense)	(2,821,261)	(1,061,924)	(819,071)	(416,691)	(68,278)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(62,466,759)	(31,257,385)	(4,637,518)	(2,472,645)	(314,272)
Unrealized appreciation (depreciation)	(20,012,342)	7,930,141	(19,001,826)	(7,480,012)	(1,474,752)
Capital gain distributions	—	—	2,642,353	—	—

Net realized and unrealized gain (loss) on investments	(82,479,101)	(23,327,244)	(20,996,991)	(9,952,657)	(1,789,024)

Increase (decrease) in net assets from operations	$(85,300,362)	(24,389,168)	(21,816,062)	(10,369,348)	(1,857,302)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Dreyfus		Eaton Vance Variable Trust
	Dreyfus Investment Portfolios — Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	VT Floating-Rate Income Fund	VT Worldwide Health Sciences Fund
	Year ended December 31, 2002		Period from August 30, 2002 to December 31, 2002	Period from August 30, 2002 to December 31, 2002
Investment income:
Income — Ordinary dividends	$50,713	13,132	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	21,898	7,048	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	14,241	2,218	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	37,121	63,545	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	9,993	13,255	1	6
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—

Net investment income (expense)	(32,540)	(72,934)	(1)	(6)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(132,734)	(181,107)	1	—
Unrealized appreciation (depreciation)	(236,074)	(1,748,112)	1	(644)
Capital gain distributions	—	—	—	—

Net realized and unrealized gain (loss) on investments	(368,808)	(1,929,219)	2	(644)

Increase (decrease) in net assets from operations	$(401,348)	(2,002,153)	1	(650)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$1,006,016	6,497,328	1,101,074	—	1,969,626
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	44,495	39,917	—	—	24,826
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	841,390	572,035	—	—	353,663
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	309,861	218,611	76,974	8,893	94,646
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	35,718	24,007	16,438	14,393	12,686
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	—	78,384	20,175	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	—	35,257	3,741	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—

Net investment income (expense)	(225,448)	5,642,758	894,021	(47,202)	1,483,805

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(5,794,037)	(7,536,375)	(700,252)	(107,021)	(7,750,548)
Unrealized appreciation (depreciation)	(15,258,183)	2,444,257	85,510	(106,734)	(4,229,150)
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(21,052,220)	(5,092,118)	(614,742)	(213,755)	(11,979,698)

Increase (decrease) in net assets from operations	$(21,277,668)	550,640	279,279	(260,957)	(10,495,893)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)					Fidelity Variable Insurance Products Fund II (“VIP II”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2
	Year ended December 31, 2002					Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$9,153,166	562,608	948,753	37,853	442,597	9,984,495	3,168,300	199,901
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	1,036,783	—	867,308	—	249,929	1,825,510	381,155	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	4,650,417	—	2,505,030	—	332,535	861,235	3,322,063	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	1,122,186	278,073	1,231,455	150,212	134,180	232,920	1,323,620	189,419
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	123,391	37,011	101,899	31,195	30,539	26,219	159,998	36,008
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	2,257	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	282,691	—	225,789	—	—	—	235,906
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	145,503	—	73,433	—	—	—	87,795
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—

Net investment income (expense)	2,220,389	(180,670)	(3,756,939)	(442,776)	(306,843)	7,038,611	(2,018,536)	(349,227)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(26,990,261)	(2,870,603)	(71,114,136)	(3,307,522)	(30,904,282)	(13,225,813)	(22,661,457)	(860,466)
Unrealized appreciation (depreciation)	(90,309,199)	(8,077,999)	(55,882,133)	(8,287,501)	20,654,924	(20,459,486)	(16,307,912)	(3,118,607)
Capital gain distributions	12,458,476	810,817	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(104,840,984)	(10,137,785)	(126,996,269)	(11,595,023)	(10,249,358)	(33,685,299)	(38,969,369)	(3,979,073)

Increase (decrease) in net assets from operations	$(102,620,595)	(10,318,455)	(130,753,208)	(12,037,799)	(10,556,201)	(26,646,688)	(40,987,905)	(4,328,300)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio	VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$1,541,603	171,770	526,380	266	292,030
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	44,109	—	21,531	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	941,266	—	421,711	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	507,495	78,699	179,546	—	187,174
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	67,412	13,767	22,705	—	22,660
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	381	—	20	208	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	96,386	—	—	376,073
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	49,147	—	—	104,272
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—

Net investment income (expense)	(19,060)	(66,229)	(119,133)	58	(398,149)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(11,960,687)	(822,405)	(9,255,837)	(1,029)	(636,367)
Unrealized appreciation (depreciation)	(10,793,024)	(2,209,558)	(2,884,303)	(564)	(4,686,153)
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(22,753,711)	(3,031,963)	(12,140,140)	(1,593)	(5,322,520)

Increase (decrease) in net assets from operations	$(22,772,771)	(3,098,192)	(12,259,273)	(1,535)	(5,720,669)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 2 Shares
Period from September 13, 2002 to December 31, 2002
Investment income:
Income — Ordinary dividends	$—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	5
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—

Net investment income (expense)	(5)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	30
Unrealized appreciation (depreciation)	(11)
Capital gain distributions	—

Net realized and unrealized gain (loss) on investments	19

Increase (decrease) in net assets from operations	$14

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$102,320	5,343,501	297,504	1,441,772	10,065,320	36,074	3,122,836	6,123,439	96,142	2,656,630	773,005	144,090
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	8,219	143,429	9,945	74,608	556,816	8,514	54,791	254,411	—	126,009	17,114	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	75,300	1,015,449	142,902	1,015,374	3,938,666	294,792	646,600	4,292,294	—	982,018	442,550	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	657,590	94,392	931,908	3,885,654	603,633	334,654	2,046,452	158,918	488,472	544,907	71,474
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	—	93,897	20,769	89,951	863,597	58,583	23,835	242,254	24,648	53,239	49,831	24,519
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	392	3,992	153	58,800	84	506	927	—	182	299	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	22,925	—	276,320	582,102	139,682	—	480,305	235,880	—	131,981	73,078
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	11,383	—	96,452	212,992	38,030	—	195,184	70,380	—	78,450	37,262
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—	—	20,032	—	—

Net investment income (expense)	18,801	3,398,436	25,504	(1,042,994)	(33,307)	(1,107,244)	2,062,450	(1,388,388)	(393,684)	986,678	(492,127)	(62,243)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	633,062	2,051,646	(5,750,195)	(5,595,301)	—	(14,813,675)	3,780,373	(68,168,422)	(1,133,264)	(4,194,322)	(8,584,531)	(665,891)
Unrealized appreciation (depreciation)	1,025,884	2,780,354	(941,053)	(25,105,622)	—	(3,764,413)	(12,377,639)	(75,161,318)	(4,602,081)	(11,279,113)	(10,976,280)	(2,127,728)
Capital gain distributions	—	2,266,382	—	901,324	3,180	366	3,638,615	774,181	186,039	1,109,468	—	—

Net realized and unrealized gain (loss) on investments	1,658,946	7,098,382	(6,691,248)	(29,799,599)	3,180	(18,577,722)	(4,958,651)	(142,555,559)	(5,549,306)	(14,363,967)	(19,560,811)	(2,793,619)

Increase (decrease) in net assets from operations	$1,677,747	10,496,818	(6,665,744)	(30,842,593)	(30,127)	(19,684,966)	(2,896,201)	(143,943,947)	(5,942,990)	(13,377,289)	(20,052,938)	(2,855,862)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Core Equity Portfolio	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$290,061	1,692,268	—	—	11,768,071	1,536,672	1,188,269	58,690	9	4,411,681	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	7,138	122,079	190,502	—	399,260	—	103,428	—	—	68,372	14,735	6,109
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	118,879	1,202,259	1,336,882	—	4,407,493	—	1,607,904	—	—	827,699	92,413	68,534
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	117,323	1,145,247	834,241	50,177	2,260,632	331,028	1,422,752	75,620	—	403,948	115,982	91,453
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	19,790	92,795	97,388	5,430	215,766	46,931	123,867	12,266	—	43,561	10,177	12,577
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	—	—	32	—	19	1,317	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	—	—	109,333	—	499,656	—	167,540	—	—	59,054	47,767
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	—	—	23,824	—	214,627	—	40,354	—	—	12,866	12,557
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—	—	—	—	—

Net investment income (expense)	26,931	(870,112)	(2,459,013)	(188,764)	4,484,920	444,430	(2,069,714)	(237,090)	(10)	3,066,784	(305,227)	(238,997)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(1,722,679)	872,467	(116,460,403)	(1,335,546)	(19,707,165)	(1,161,093)	(43,435,586)	(816,057)	(314)	2,348,159	(3,347,160)	(9,282,404)
Unrealized appreciation (depreciation)	(850,453)	(14,638,775)	53,228,747	(2,815,167)	(26,963,386)	(5,368,914)	3,564,458	(2,553,418)	(316)	2,417,334	(4,206,465)	147,665
Capital gain distributions	—	493,700	—	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(2,573,132)	(13,272,608)	(63,231,656)	(4,150,713)	(46,670,551)	(6,530,007)	(39,871,128)	(3,369,475)	(630)	4,765,493	(7,553,625)	(9,134,739)

Increase (decrease) in net assets from operations	$(2,546,201)	(14,142,720)	(65,690,669)	(4,339,477)	(42,185,631)	(6,085,577)	(41,940,842)	(3,606,565)	(640)	7,832,277	(7,858,852)	(9,373,736)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Janus Aspen Series (continued)						J.P. Morgan Series Trust II
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares	Bond Portfolio	Mid Cap Value Portfolio
	Year ended December 31, 2002						Period from September 13, 2002 to December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	1,064,870	175,274	3,674,174	151,405	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	449,797	—	94,246	—	638,063	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	2,795,381	—	1,079,608	—	4,208,311	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	1,492,700	89,182	530,587	56,400	1,285,202	98,950	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	165,811	12,762	120,233	84,601	169,444	28,951	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	5,857	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	167,511	—	109,968	—	192,550	5	5
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	52,368	—	31,312	—	68,874	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—

Net investment income (expense)	(4,903,689)	(321,823)	(765,661)	(107,007)	(2,626,846)	(237,920)	(5)	(5)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(99,920,991)	(1,765,277)	(41,836,662)	1,675,647	(88,689,406)	(2,925,905)	4	33
Unrealized appreciation (depreciation)	(7,717,037)	(4,813,693)	5,324,774	(1,538,425)	(49,777,584)	(4,241,986)	49	(42)
Capital gain distributions	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(107,638,028)	(6,578,970)	(36,511,888)	137,222	(138,466,990)	(7,167,891)	53	(9)

Increase (decrease) in net assets from operations	$(112,541,717)	(6,900,793)	(37,277,549)	30,215	(141,093,836)	(7,405,811)	48	(14)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	54,178	—	364,009
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	62,465	59,847	73,050	70,507
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	10,508	8,594	7,678	4,782
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	150,654	88,315	113,639	115,767
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	42,108	38,726	32,292	42,010
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—

Net investment income (expense)	(265,735)	(141,304)	(226,659)	130,943

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(1,261,130)	(724,894)	(1,110,349)	(1,669,571)
Unrealized appreciation (depreciation)	(4,328,035)	(2,433,416)	(4,476,901)	(2,574,748)
Capital gain distributions	—	—	—	—

Net realized and unrealized gain (loss) on investments	(5,589,165)	(3,158,310)	(5,587,250)	(4,244,319)

Increase (decrease) in net assets from operations	$(5,854,900)	(3,299,614)	(5,813,909)	(4,113,376)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA — Service Shares	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA
	Year ended December 31, 2002			Period from September 13, 2002 to December 31, 2002	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$1,058,603	9,153,515	1,529,837	—	105,766	11,871,529	155,238	2,906,622
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	388,005	139,744	322,027	—	—	208,424	—	196,613
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	1,180,183	1,140,608	2,091,736	—	—	1,038,792	—	650,938
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	373,184	497,570	791,508	—	132,923	233,878	115,401	222,723
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	37,025	51,589	96,573	—	23,108	27,745	20,993	25,492
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	—	—	—	214,318	—	203,576	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	—	—	1	56,963	—	88,902	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—	—

Net investment income (expense)	(919,794)	7,324,004	(1,772,007)	(1)	(321,546)	10,362,690	(273,634)	1,810,856

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(42,699,762)	(2,290,860)	(48,362,276)	18	(1,589,922)	(13,523,864)	(995,387)	(4,377,605)
Unrealized appreciation (depreciation)	(8,201,440)	4,194,633	(33,111,732)	(33)	(5,608,851)	(1,394,111)	(5,231,300)	(8,886,121)
Capital gain distributions	—	—	—	—	—	—	—	1,206,403

Net realized and unrealized gain (loss) on investments	(50,901,202)	1,903,773	(81,474,008)	(15)	(7,198,773)	(14,917,975)	(6,226,687)	(12,057,323)

Increase (decrease) in net assets from operations	$(51,820,996)	9,227,777	(83,246,015)	(16)	(7,520,319)	(4,555,285)	(6,500,321)	(10,246,467)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	184,474	1,754,290	3,239,333	4,271,390
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	22,613	27,317	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	275,354	382,876	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	—	37,329	128,812	245,561	437,869
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	—	—	4,583	16,357	38,643	113,001
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	—	32,535	137,122	284,293	655,594
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	—	7,698	55,295	153,023	331,954
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—

Net investment income (expense)	(297,967)	(410,193)	102,329	1,416,704	2,517,813	2,732,972

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(4,442,783)	(12,049,095)	32,697	(591,390)	485,655	177,209
Unrealized appreciation (depreciation)	(3,716,947)	1,566,981	214,621	(524,325)	2,464,132	3,656,979
Capital gain distributions	—	—	29,547	—	1,578,385	1,465,042

Net realized and unrealized gain (loss) on investments	(8,159,730)	(10,482,114)	276,865	(1,115,715)	4,528,172	5,299,230

Increase (decrease) in net assets from operations	$(8,457,697)	(10,892,307)	379,194	300,989	7,045,985	8,032,202

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	The Prudential Series Fund, Inc.			Rydex Variable Trust	Salomon Brothers Variable Series Funds Inc
	Jennison Portfolio — Class II Shares	SP Jennison International Growth Portfolio — Class II Shares	SP U.S. Emerging Growth Portfolio — Class II Shares	OTC Fund	Investors Fund	Strategic Bond Fund	Total Return Fund
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	—	—	614,465	2,144,973	262,240
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—	46,024	17,905	4,054
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	—	324,937	261,921	102,923
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	530	1,233	1,143	19,323	437,491	245,645	134,297
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	—	—	—	1,679	37,377	33,652	8,668
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	—	—	—	48,003	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	—	—	—	12,484	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—	—	—	—	—	—

Net investment income (expense)	(530)	(1,233)	(1,143)	(81,489)	(231,364)	1,585,850	12,298

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(77)	96,716	(10,193)	(1,214,189)	(7,068,735)	314,932	(406,813)
Unrealized appreciation (depreciation)	(12,635)	4,183	(24,612)	(1,613,739)	(10,510,993)	916,210	(1,032,748)
Capital gain distributions	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(12,712)	100,899	(34,805)	(2,827,928)	(17,579,728)	1,231,142	(1,439,561)

Increase (decrease) in net assets from operations	$(13,242)	99,666	(35,948)	(2,909,417)	(17,811,092)	2,816,992	(1,427,263)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Operations, Continued

	Van Kampen Life Investment Trust
	Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	737	185
Expenses — Mortality and expense risk charges and administrative expenses — Type IV (note 4a)	1,322	93
Expenses — Mortality and expense risk charges and administrative expenses — Type V (note 4a)	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type VI (note 4a)	6,786	2,163
Expenses — Mortality and expense risk charges and administrative expenses — Type VII (note 4a)	4,687	931
Expenses — Mortality and expense risk charges and administrative expenses — Type VIII (note 4a)	—	—

Net investment income (expense)	(13,532)	(3,372)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(23,395)	(18,620)
Unrealized appreciation (depreciation)	8,230	(62,467)
Capital gain distributions	—	—

Net realized and unrealized gain (loss) on investments	(15,165)	(81,087)

Increase (decrease) in net assets from operations	$(28,697)	(84,459)

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets

	AIM Variable Insurance Funds
	AIM V.I. Aggressive Growth Fund — Series I Shares		AIM V.I. Capital Appreciation Fund — Series I Shares		AIM V.I. Capital Development Fund — Series I Shares		AIM V.I. Core Equity Fund — Series I Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(114)	(27)	(228,447)	(121,951)	(36)	(15)	—	(13)
Net realized gain (loss)	(9,943)	(420)	(1,252,886)	(1,143,306)	(3)	(124)	(15)	(375)
Unrealized appreciation (depreciation) on investments	(455)	566	(2,886,768)	(1,045,492)	(1,020)	25	(94)	5
Capital gain distributions	—	—	—	1,247,366	—	—	—	—

Increase (decrease) in net assets from operations	(10,512)	119	(4,368,101)	(1,063,383)	(1,059)	(114)	(109)	(383)

From capital transactions:
Net premiums	705	8,000	3,361,198	7,471,475	—	—	1,088	168
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	(90,500)	(36,696)	—	—	—	—
Surrenders	(244)	(861)	(936,488)	(340,630)	—	—	—	—
Administrative expenses (note 4a)	705	—	(13,304)	(1,216)	—	—	—	—
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(702)	6	3,541,435	5,700,803	2	1	—	7
Transfers (to) from other subaccounts	2,859	501	(1,856,784)	1,874,285	866	5,015	155	478

Increase (decrease) in net assets from capital transactions (note 5)	3,323	7,646	4,005,557	14,668,021	868	5,016	1,243	653

Increase (decrease) in net assets	(7,189)	7,765	(362,544)	13,604,638	(191)	4,902	1,134	270
Net assets at beginning of year	9,031	1,266	15,792,255	2,187,617	4,902	—	270	—

Net assets at end of year	$1,842	9,031	15,429,711	15,792,255	4,711	4,902	1,404	270

Changes in units (note 5):
Units purchased	600	1,320	1,301,411	2,168,286	117	506	201	39
Units redeemed	(1,571)	(134)	(546,194)	(54,999)	—	—	—	—

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(971)	1,186	755,217	2,113,287	117	506	201	39

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	AIM Variable Insurance Funds (continued)
	AIM V.I. Global Utilities Fund — Series I Shares		AIM V.I. Government Securities Fund — Series I Shares		AIM V.I. Growth Fund — Series I Shares		AIM V.I. New Technology Fund — Series I Shares		AIM V.I. Premier Equity Fund — Series I Shares
	Year ended December 31, 2002	Period from January 4, 2001 to December 31, 2001	Year ended December 31, 2002	Period from March 19, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31,
					2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$42	(3)	(3,334)	226	(124,544)	(59,266)	(198)	1,050	(412,949)	(233,771)
Net realized gain (loss)	102	(1,843)	36,073	—	(1,059,055)	(534,407)	(41,968)	(777)	(2,961,918)	(596,280)
Unrealized appreciation (depreciation) on investments	(526)	586	3,187	49	(1,949,608)	(1,004,200)	26,317	(25,931)	(9,972,946)	(1,850,658)
Capital gain distributions	—	98	—	—	—	—	—	28,977	—	653,741

Increase (decrease) in net assets from operations	(382)	(1,162)	35,926	275	(3,133,207)	(1,597,873)	(15,849)	3,319	(13,347,813)	(2,026,968)

From capital transactions:
Net premiums	855	832	1,935	800	2,122,936	5,358,567	15,994	22,926	9,012,833	20,782,363
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	(30,397)	(21,600)	—	(42)	(497,976)	(277,345)
Surrenders	—	(49)	(508,186)	—	(398,150)	(168,771)	(375)	—	(1,823,347)	(443,729)
Administrative expenses (note 4a)	—	—	—	—	(7,906)	(905)	—	—	(31,542)	(2,337)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	2	7	109	1	2,011,516	2,827,876	4	6	7,610,994	11,220,211
Transfers (to) from other subaccounts	1	1,422	1,985,835	8,012	(681,930)	(625,247)	(46,115)	25,138	(3,938,928)	91,277

Increase (decrease) in net assets from capital transactions (note 5)	858	2,212	1,479,693	8,813	3,016,069	7,369,920	(30,492)	48,028	10,332,034	31,370,440

Increase (decrease) in net assets	476	1,050	1,515,619	9,088	(117,138)	5,772,047	(46,341)	51,347	(3,015,779)	29,343,472
Net assets at beginning of year	1,050	—	9,088	—	7,810,050	2,038,003	53,447	2,100	34,043,669	4,700,197

Net assets at end of year	$1,526	1,050	1,524,707	9,088	7,692,912	7,810,050	7,106	53,447	31,027,890	34,043,669

Changes in units (note 5):
Units purchased	147	156	169,453	822	899,312	1,362,613	6,070	15,013	2,321,149	3,929,621
Units redeemed	—	(3)	(43,322)	—	(242,795)	(136,282)	(17,644)	(13)	(877,434)	(91,105)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	147	153	126,131	822	656,517	1,226,331	(11,574)	15,000	1,443,715	3,838,516

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	The Alger American Fund				Alliance Variable Product Series Fund, Inc.
	Alger American Growth Portfolio		Alger American Small Capitalization Portfolio		Growth and Income Portfolio — Class B		Premier Growth Portfolio — Class B		Quasar Portfolio — Class B
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(2,821,261)	(3,926,045)	(1,061,924)	(1,484,180)	(819,071)	(297,148)	(416,691)	(244,816)	(68,278)	(35,451)
Net realized gain (loss)	(62,466,759)	(42,931,677)	(31,257,385)	(61,207,246)	(4,637,518)	(575,527)	(2,472,645)	(905,062)	(314,272)	(267,565)
Unrealized appreciation (depreciation) on investments	(20,012,342)	(47,996,826)	7,930,141	17,664,751	(19,001,826)	(817,306)	(7,480,012)	(2,097,646)	(1,474,752)	23,695
Capital gain distributions	—	42,682,659	—	—	2,642,353	775,214	—	809,253	—	117,347

Increase (decrease) in net assets from operations	(85,300,362)	(52,171,889)	(24,389,168)	(45,026,675)	(21,816,062)	(914,767)	(10,369,348)	(2,438,271)	(1,857,302)	(161,974)

From capital transactions:
Net premiums	909,694	10,885,327	586,620	3,991,956	27,373,163	36,549,497	6,069,512	14,294,217	1,149,491	2,282,587
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(1,475,793)	(2,849,666)	(639,937)	(685,700)	(381,133)	(190,368)	(296,124)	(137,550)	(1,969)	(2,767)
Surrenders	(22,029,506)	(23,692,973)	(8,931,595)	(7,799,646)	(3,793,676)	(725,995)	(1,299,693)	(437,191)	(122,777)	(44,425)
Administrative expenses (note 4a)	(245,816)	(314,849)	(93,538)	(107,603)	(67,979)	(1,101)	(24,230)	(2,512)	(3,348)	(93)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(2,837,383)	7,545,339	(356,054)	3,004,525	29,167,836	21,803,914	5,973,124	10,014,968	828,542	1,579,722
Transfers (to) from other subaccounts	(42,079,361)	(25,001,077)	(3,917,284)	(4,985,946)	(3,301,402)	3,362,004	(2,235,041)	(97,465)	(346,699)	302,716

Increase (decrease) in net assets from capital transactions (note 5)	(67,758,165)	(33,427,899)	(13,351,788)	(6,582,414)	48,996,809	60,797,951	8,187,548	23,634,467	1,503,240	4,117,740

Increase (decrease) in net assets	(153,058,527)	(85,599,788)	(37,740,956)	(51,609,089)	27,180,747	59,883,184	(2,181,800)	21,196,196	(354,062)	3,955,766
Net assets at beginning of year	284,598,362	370,198,150	94,003,042	145,612,131	61,538,531	1,655,347	27,175,842	5,979,646	4,390,514	434,748

Net assets at end of year	$131,539,835	284,598,362	56,262,086	94,003,042	88,719,278	61,538,531	24,994,042	27,175,842	4,036,452	4,390,514

Changes in units (note 5):
Units purchased	82,999	1,296,640	91,433	916,180	5,940,517	5,764,881	2,009,644	3,269,836	281,760	511,540
Units redeemed	(6,266,315)	(3,618,980)	(2,179,377)	(1,751,346)	(792,999)	(86,942)	(643,376)	(91,721)	(67,668)	(5,990)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(6,183,316)	(2,322,340)	(2,087,944)	(835,166)	5,147,518	5,677,939	1,366,268	3,178,115	214,092	505,550

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Dreyfus				Eaton Vance Variable Trust
	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares		The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares		VT Floating-Rate Income Fund	VT Worldwide Health Sciences Fund
	Year ended December 31,		Year ended December 31,		Period from May 1, 2002 to December 31, 2002	Period from May 1, 2002 to December 31, 2002
	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(32,540)	3,807	(72,934)	(70,376)	(1)	(6)
Net realized gain (loss)	(132,734)	1,498	(181,107)	(142,691)	1	—
Unrealized appreciation (depreciation) on investments	(236,074)	102,039	(1,748,112)	(1,061,003)	1	(644)
Capital gain distributions	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(401,348)	107,344	(2,002,153)	(1,274,070)	1	(650)

From capital transactions:
Net premiums	2,250,364	912,119	759,010	5,539,339	—	31,041
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(29,339)	—	(4,945)	(10,553)	—	—
Surrenders	(868,486)	(20,185)	(114,198)	(40,353)	—	—
Administrative expenses (note 4a)	(3,576)	(62)	(10,265)	(253)	—	—
Capital contribution (withdrawal)	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	1,128,810	316,945	612,162	1,092,852	2,069	(9)
Transfers (to) from other subaccounts	378,974	1,775,921	(136,723)	66,787	—	—

Increase (decrease) in net assets from capital transactions (note 5)	2,856,747	2,984,738	1,105,041	6,647,819	2,069	31,032

Increase (decrease) in net assets	2,455,399	3,092,082	(897,112)	5,373,749	2,070	30,382
Net assets at beginning of year	3,223,062	130,980	5,820,849	447,100	—	—

Net assets at end of year	$5,678,461	3,223,062	4,923,737	5,820,849	2,070	30,382

Changes in units (note 5):
Units purchased	438,438	360,080	226,042	829,870	208	3,029
Units redeemed	(105,101)	(2,401)	(43,969)	(6,306)	—	—

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	333,337	357,679	182,073	823,564	208	3,029

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares		Federated High Income Bond Fund II — Primary Shares		Federated High Income Bond Fund II — Service Shares		Federated International Small Company Fund II		Federated Utility Fund II
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(225,448)	(64,206)	5,642,758	5,203,561	894,021	74,705	(47,202)	(17,258)	1,483,805	1,070,377
Net realized gain (loss)	(5,794,037)	(1,144,469)	(7,536,375)	(8,341,037)	(700,252)	(31,976)	(107,021)	7,681	(7,750,548)	(2,745,661)
Unrealized appreciation (depreciation) on investments	(15,258,183)	(5,763,692)	2,444,257	3,591,100	85,510	(127,498)	(106,734)	(123,378)	(4,229,150)	(6,865,095)
Capital gain distributions	—	626,171	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(21,277,668)	(6,346,196)	550,640	453,624	279,279	(84,769)	(260,957)	(132,955)	(10,495,893)	(8,540,379)

From capital transactions:
Net premiums	327,653	3,754,852	396,063	1,517,968	5,078,647	4,173,898	1,508,761	867,261	97,911	1,359,898
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(1,324,524)	(1,062,185)	(1,028,580)	(731,236)	(136,784)	(57,383)	—	—	(430,195)	(682,892)
Surrenders	(8,959,259)	(7,702,167)	(7,727,366)	(5,006,419)	(1,354,161)	(146,779)	(382,784)	(266,055)	(5,177,323)	(4,394,068)
Administrative expenses (note 4a)	(103,367)	(109,765)	(53,992)	(52,590)	(13,040)	(726)	(1,039)	(10)	(41,193)	(54,050)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(2,065,035)	2,126,036	(426,972)	1,767,110	4,256,098	2,210,777	343,073	512,487	(788,522)	1,786,616
Transfers (to) from other subaccounts	(3,341,702)	8,473,822	7,253,120	(145,296)	4,213,927	791,468	231,449	247,616	(2,048,175)	(1,454,651)

Increase (decrease) in net assets from capital transactions (note 5)	(15,466,234)	5,480,593	(1,587,727)	(2,650,463)	12,044,687	6,971,255	1,699,460	1,361,299	(8,387,497)	(3,439,147)

Increase (decrease) in net assets	(36,743,902)	(865,603)	(1,037,087)	(2,196,839)	12,323,966	6,886,486	1,438,503	1,228,344	(18,883,390)	(11,979,526)
Net assets at beginning of year	103,001,033	103,866,636	58,985,110	61,181,949	7,312,855	426,369	1,315,723	87,379	45,628,337	57,607,863

Net assets at end of year	$66,257,131	103,001,033	57,948,023	58,985,110	19,636,821	7,312,855	2,754,226	1,315,723	26,744,947	45,628,337

Changes in units (note 5):
Units purchased	27,559	1,419,812	62,488	42,218	1,463,866	741,312	431,785	241,531	9,168	194,869
Units redeemed	(1,326,299)	(877,174)	(75,405)	(76,247)	(162,745)	(21,167)	(80,852)	(40,074)	(792,356)	(409,568)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(1,298,740)	542,638	(12,917)	(34,029)	1,301,121	720,145	350,933	201,457	(783,188)	(214,699)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)
	VIP Equity- Income Portfolio		VIP Equity- Income Portfolio — Service Class 2		VIP Growth Portfolio		VIP Growth Portfolio — Service Class 2		VIP Overseas Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$2,220,389	2,276,329	(180,670)	(192,979)	(3,756,939)	(6,971,859)	(442,776)	(218,776)	(306,843)	3,449,594
Net realized gain (loss)	(26,990,261)	1,178,829	(2,870,603)	(315,764)	(71,114,136)	(42,421,956)	(3,307,522)	(624,990)	(30,904,282)	(18,275,549)
Unrealized appreciation (depreciation) on investments	(90,309,199)	(75,592,678)	(8,077,999)	(122,220)	(55,882,133)	(117,986,402)	(8,287,501)	(1,026,349)	20,654,924	(11,403,525)
Capital gain distributions	12,458,476	30,207,242	810,817	101,121	—	42,968,241	—	268,325	—	7,145,580

Increase (decrease) in net assets from operations	(102,620,595)	(41,930,278)	(10,318,455)	(529,842)	(130,753,208)	(124,411,976)	(12,037,799)	(1,601,790)	(10,556,201)	(19,083,900)

From capital transactions:
Net premiums	2,064,861	13,482,354	18,440,514	22,344,669	1,584,011	15,442,813	7,659,301	18,991,410	104,711	3,258,924
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(5,894,836)	(5,351,252)	(288,408)	(146,412)	(2,936,193)	(4,540,521)	(136,507)	(73,208)	(497,928)	(358,341)
Surrenders	(71,524,823)	(75,266,482)	(2,337,306)	(646,452)	(43,820,727)	(58,135,804)	(1,527,159)	(508,006)	(7,423,256)	(11,801,792)
Administrative expenses (note 4a)	(591,340)	(663,726)	(35,411)	(854)	(489,389)	(678,066)	(25,469)	(1,696)	(84,255)	(115,760)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(9,675,136)	5,652,000	15,009,322	9,941,674	(5,598,663)	11,692,408	7,041,420	8,560,416	(2,388,226)	1,145,668
Transfers (to) from other subaccounts	4,213,332	32,329,189	2,630,925	1,050,166	(47,411,539)	(40,706,964)	298,166	972,665	(3,992,961)	(7,775,715)

Increase (decrease) in net assets from capital transactions (note 5)	(81,407,942)	(29,817,917)	33,419,636	32,542,791	(98,672,500)	(76,926,134)	13,309,752	27,941,581	(14,281,915)	(15,647,016)

Increase (decrease) in net assets	(184,028,537)	(71,748,195)	23,101,181	32,012,949	(229,425,708)	(201,338,110)	1,271,953	26,339,791	(24,838,116)	(34,730,916)
Net assets at beginning of year	581,778,792	653,526,987	33,672,755	1,659,806	463,522,637	664,860,747	29,424,369	3,084,578	63,140,350	97,871,266

Net assets at end of year	$397,750,255	581,778,792	56,773,936	33,672,755	234,096,929	463,522,637	30,696,322	29,424,369	38,302,234	63,140,350

Changes in units (note 5):
Units purchased	176,710	4,835,349	3,839,337	3,270,732	90,345	829,554	2,435,137	3,778,688	6,818	171,215
Units redeemed	(2,433,548)	(3,897,861)	(283,218)	(77,887)	(5,699,671)	(3,197,903)	(248,070)	(77,159)	(813,369)	(811,707)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(2,256,838)	937,488	3,556,119	3,192,845	(5,609,326)	(2,368,349)	2,187,067	3,701,529	(806,551)	(640,492)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund II (“VIP II”)						Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP II Asset ManagerSM Portfolio		VIP II Contrafund® Portfolio		VIP II Contrafund® Portfolio — Service Class 2		VIP III Growth & Income Portfolio		VIP III Growth & Income Portfolio — Service Class 2
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$7,038,611	10,503,443	(2,018,536)	(2,503,699)	(349,227)	(182,885)	(19,060)	(143,227)	(66,229)	(72,118)
Net realized gain (loss)	(13,225,813)	(7,621,838)	(22,661,457)	(13,723,185)	(860,466)	(204,654)	(11,960,687)	(6,226,662)	(822,405)	(171,603)
Unrealized appreciation (depreciation) on investments	(20,459,486)	(27,713,515)	(16,307,912)	(69,893,964)	(3,118,607)	(632,281)	(10,793,024)	(14,385,625)	(2,209,558)	(98,935)
Capital gain distributions	—	5,395,185	—	13,516,916	—	121,429	—	5,695,008	—	84,378

Increase (decrease) in net assets from operations	(26,646,688)	(19,436,725)	(40,987,905)	(72,603,932)	(4,328,300)	(898,391)	(22,772,771)	(15,060,506)	(3,098,192)	(258,278)

From capital transactions:
Net premiums	824,806	2,747,180	1,087,687	8,964,960	13,753,126	18,046,670	393,144	5,877,531	5,208,975	7,777,890
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(2,573,512)	(2,199,971)	(3,010,964)	(3,332,230)	(555,012)	1,731	(1,386,576)	(1,424,095)	(395,607)	(24,619)
Surrenders	(35,873,187)	(60,060,644)	(45,891,019)	(38,653,688)	(1,624,706)	(502,559)	(9,301,577)	(8,824,078)	(789,210)	(294,513)
Administrative expenses (note 4a)	(486,372)	(660,441)	(439,424)	(460,392)	(24,795)	(1,351)	(130,991)	(130,627)	(13,184)	(383)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(4,425,345)	898,118	(6,198,177)	7,961,982	6,828,114	5,488,723	(1,561,316)	5,000,576	3,478,106	3,019,500
Transfers (to) from other subaccounts	(6,469,934)	(8,725,157)	(7,932,223)	(33,044,396)	662,760	776,426	(3,894,073)	690,658	(598,866)	1,199,190

Increase (decrease) in net assets from capital transactions (note 5)	(49,003,544)	(68,000,915)	(62,384,120)	(58,563,764)	19,039,487	23,809,640	(15,881,389)	1,189,965	6,890,214	11,677,065

Increase (decrease) in net assets	(75,650,232)	(87,437,640)	(103,372,025)	(131,167,696)	14,711,187	22,911,249	(38,654,160)	(13,870,541)	3,792,022	11,418,787
Net assets at beginning of year	277,460,728	364,898,368	405,220,950	536,388,646	26,251,487	3,340,238	127,111,818	140,982,359	12,834,414	1,415,627

Net assets at end of year	$201,810,496	277,460,728	301,848,925	405,220,950	40,962,674	26,251,487	88,457,658	127,111,818	16,626,436	12,834,414

Changes in units (note 5):
Units purchased	34,048	130,019	58,192	718,386	2,659,043	2,828,567	39,164	1,891,476	1,070,730	1,341,595
Units redeemed	(2,058,298)	(2,559,860)	(3,391,692)	(3,239,689)	(276,049)	(58,618)	(1,632,540)	(1,699,823)	(221,612)	(35,736)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(2,024,250)	(2,429,841)	(3,333,500)	(2,521,303)	2,382,994	2,769,949	(1,593,376)	191,653	849,118	1,305,859

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund III (“VIP III”) (continued)
	VIP III Growth Opportunities Portfolio		VIP III Mid Cap Portfolio		VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(119,133)	(685,010)	58	(39)	(398,149)	(243,786)
Net realized gain (loss)	(9,255,837)	(9,104,519)	(1,029)	(373)	(636,367)	(75,666)
Unrealized appreciation (depreciation) on investments	(2,884,303)	(3,715,865)	(564)	462	(4,686,153)	1,182,536
Capital gain distributions	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(12,259,273)	(13,505,394)	(1,535)	50	(5,720,669)	863,084

From capital transactions:
Net premiums	154,821	2,591,363	1,685	1,270	15,981,056	17,365,942
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(417,856)	(464,333)	—	—	(249,090)	(138,580)
Surrenders	(4,045,649)	(4,262,235)	—	(81)	(2,142,496)	(438,357)
Administrative expenses (note 4a)	(56,990)	(77,633)	—	—	(34,831)	(1,588)
Capital contribution (withdrawal)	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(1,041,312)	770,435	—	14	11,739,839	10,177,706
Transfers (to) from other subaccounts	(6,939,866)	(14,455,911)	8,248	18,248	670,051	1,267,541

Increase (decrease) in net assets from capital transactions (note 5)	(12,346,852)	(15,898,314)	9,933	19,451	25,964,529	28,232,664

Increase (decrease) in net assets	(24,606,125)	(29,403,708)	8,398	19,501	20,243,860	29,095,748
Net assets at beginning of year	58,305,219	87,708,927	21,779	2,278	32,227,855	3,132,107

Net assets at end of year	$33,699,094	58,305,219	30,177	21,779	52,471,715	32,227,855

Changes in units (note 5):
Units purchased	18,922	372,922	1,125	1,856	2,892,870	2,925,752
Units redeemed	(1,526,660)	(2,131,693)	—	(8)	(242,410)	(58,762)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(1,507,738)	(1,758,771)	1,125	1,848	2,650,460	2,866,990

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

Franklin Templeton Variable Insurance Products Trust
Templeton Global Asset Allocation Fund — Class 2 Shares
Period from September 13, 2002 to December 31, 2002
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(5)
Net realized gain (loss)	30
Unrealized appreciation (depreciation) on investments	(11)
Capital gain distributions	—

Increase (decrease) in net assets from operations	14

From capital transactions:
Net premiums	3,783
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—
Surrenders	—
Administrative expenses (note 4a)	—
Capital contribution (withdrawal)	—
Transfers (to) from the Guarantee Account	(26)
Transfers (to) from other subaccounts	—

Increase (decrease) in net assets from capital transactions (note 5)	3,757

Increase (decrease) in net assets	3,771
Net assets at beginning of year	—

Net assets at end of year	$3,771

Changes in units (note 5):
Units purchased	374
Units redeemed	—

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	374

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc.
	Global Income Fund		Income Fund		International Equity Fund		Mid-Cap Value Equity Fund		Money Market Fund		Premier Growth Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets From operations:
Net investment income (expense)	$18,801	(48,245)	3,398,436	3,278,951	25,504	14,144	(1,042,994)	(706,339)	(33,307)	13,848,766	(1,107,244)	(1,026,265)
Net realized gain (loss)	633,062	(205,182)	2,051,646	1,135,392	(5,750,195)	(8,717,479)	(5,595,301)	1,204,737	—	—	(14,813,675)	(5,199,369)
Unrealized appreciation (depreciation) on investments	1,025,884	62,272	2,780,354	(606,614)	(941,053)	575,436	(25,105,622)	(7,202,105)	—	—	(3,764,413)	(4,192,867)
Capital gain distributions	—	—	2,266,382	—	—	148,510	901,324	5,748,762	3,180	—	366	2,401,767

Increase (decrease) in net assets from operations	1,677,747	(191,155)	10,496,818	3,807,729	(6,665,744)	(7,979,389)	(30,842,593)	(954,945)	(30,127)	13,848,766	(19,684,966)	(8,016,734)

From capital transactions:
Net premiums	48,415	40,407	6,097,797	2,606,095	149,421	1,670,370	17,009,914	24,612,394	157,595,692	227,354,709	8,866,098	14,264,418
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(28,157)	(47,506)	(2,199,879)	(867,978)	(134,468)	(125,879)	(1,065,848)	(654,443)	(4,764,503)	(6,219,119)	(612,317)	(455,231)
Surrenders	(1,039,277)	(277,236)	(18,893,922)	(8,615,763)	(2,323,898)	(1,947,111)	(14,932,396)	(8,675,913)	(273,311,984)	(194,807,725)	(5,220,449)	(3,977,140)
Administrative expenses (note 4a)	(6,924)	(2,818)	(151,821)	(78,405)	(20,115)	(21,079)	(187,698)	(106,400)	(695,515)	(517,702)	(66,868)	(53,347)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	(60,748)	—	—	—	—
Transfers (to) from the Guarantee Account	(381,841)	276,280	(1,400,822)	2,037,573	(186,768)	879,391	11,028,736	9,242,374	(71,074,326)	22,579,282	4,740,213	5,426,748
Transfers (to) from other subaccounts	8,307,634	62,731	104,746,722	35,394,056	1,158,577	(179,436)	11,447,728	37,715,483	162,485,172	141,804,870	819,871	7,717,900

Increase (decrease) in net assets from capital transactions (note 5)	6,899,850	51,858	88,198,075	30,475,578	(1,357,251)	276,256	23,300,436	62,011,999	(29,765,464)	190,194,315	8,526,548	22,923,348

Increase (decrease) in net assets	8,577,597	(139,297)	98,694,893	34,283,307	(8,022,995)	(7,703,133)	(7,542,157)	61,117,802	(29,795,591)	204,043,081	(11,158,418)	14,906,614
Net assets at beginning of year	8,536,767	8,676,064	90,893,485	56,610,178	32,699,737	40,402,870	162,493,300	101,375,498	674,464,079	470,420,998	82,175,544	67,268,930

Net assets at end of year	$17,114,364	8,536,767	189,588,378	90,893,485	24,676,742	32,699,737	154,951,143	162,493,300	644,668,488	674,464,079	71,017,126	82,175,544

Changes in units (note 5):
Units purchased	1,414,065	38,950	9,322,316	3,486,966	246,311	1,509,400	3,764,033	5,767,566	44,405,150	16,521,356	1,896,026	2,819,176
Units redeemed	(248,770)	(33,612)	(1,907,626)	(832,521)	(210,917)	(1,376,346)	(1,537,602)	(765,180)	(44,268,671)	(8,490,669)	(777,014)	(460,833)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	1,165,295	5,338	7,414,690	2,654,445	35,394	133,054	2,226,431	5,002,386	136,479	8,030,687	1,119,012	2,358,343

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc. (continued)
	Real Estate Securities Fund		S&P 500® Index Fund		Small-Cap Value Equity Fund		Total Return Fund		U.S. Equity Fund		Value Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$2,062,450	2,211,460	(1,388,388)	(2,805,255)	(393,684)	(41,852)	986,678	1,451,317	(492,127)	(534,255)	(62,243)	(12,214)
Net realized gain (loss)	3,780,373	2,302,067	(68,168,422)	(27,829,368)	(1,133,264)	(20,031)	(4,194,322)	(1,039,644)	(8,584,531)	(3,036,955)	(665,891)	(139,351)
Unrealized appreciation (depreciation) on investments	(12,377,639)	1,789,059	(75,161,318)	(74,140,998)	(4,602,081)	707,039	(11,279,113)	(7,262,090)	(10,976,280)	(4,418,280)	(2,127,728)	(109,710)
Capital gain distributions	3,638,615	843,132	774,181	7,656,129	186,039	548,300	1,109,468	1,559,446	—	309,317	—	—

Increase (decrease) in net assets from operations	(2,896,201)	7,145,718	(143,943,947)	(97,119,492)	(5,942,990)	1,193,456	(13,377,289)	(5,290,971)	(20,052,938)	(7,680,173)	(2,855,862)	(261,275)

From capital transactions:
Net premiums	268,840	2,426,706	28,342,656	53,679,836	16,843,382	10,214,695	2,135,169	5,910,782	9,675,813	12,218,130	7,049,937	6,800,445
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(334,780)	(400,477)	(5,350,800)	(7,007,692)	(164,684)	(47,355)	(993,135)	(1,078,099)	(977,422)	(682,275)	(158,620)	(16,286)
Surrenders	(9,990,366)	(4,157,768)	(49,724,266)	(48,078,623)	(1,644,802)	(166,929)	(13,333,546)	(11,790,492)	(5,328,849)	(3,425,533)	(510,244)	(118,765)
Administrative expenses (note 4a)	(91,435)	(49,840)	(628,728)	(644,024)	(21,459)	(352)	(126,830)	(125,521)	(83,653)	(65,664)	(11,325)	(162)
Capital contribution (withdrawal)	(21,832,094)	—	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(1,820,259)	899,900	12,874,041	38,203,351	10,706,569	3,655,477	1,844,282	3,527,314	5,509,911	6,547,988	3,377,212	2,304,928
Transfers (to) from other subaccounts	19,212,041	9,730,137	(38,147,622)	(13,907,382)	(988,208)	5,102,428	6,297,692	10,959,313	5,107,641	10,432,286	371,486	28,330

Increase (decrease) in net assets from capital transactions (note 5)	(14,588,053)	8,448,658	(52,634,719)	22,245,466	24,730,798	18,757,964	(4,176,368)	7,403,297	13,903,441	25,024,932	10,118,446	8,998,490

Increase (decrease) in net assets	(17,484,254)	15,594,376	(196,578,666)	(74,874,026)	18,787,808	19,951,420	(17,553,657)	2,112,326	(6,149,497)	17,344,759	7,262,584	8,737,215
Net assets at beginning of year	85,051,315	69,456,939	615,837,450	690,711,476	20,190,503	239,083	125,670,323	123,557,997	85,448,538	68,103,779	8,938,486	201,271

Net assets at end of year	$67,567,061	85,051,315	419,258,784	615,837,450	38,978,311	20,190,503	108,116,666	125,670,323	79,299,041	85,448,538	16,201,070	8,938,486

Changes in units (note 5):
Units purchased	1,124,979	799,186	6,580,971	23,506,941	2,339,854	1,656,293	1,085,818	1,779,131	2,397,711	2,819,479	1,306,126	982,097
Units redeemed	(762,675)	(282,157)	(5,879,879)	(17,759,102)	(238,904)	(18,734)	(1,531,676)	(1,130,981)	(755,938)	(402,935)	(82,275)	(14,529)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	362,304	517,029	701,092	5,747,839	2,100,950	1,637,559	(445,858)	648,150	1,641,773	2,416,544	1,223,851	967,568

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Goldman Sachs Variable Insurance Trust (VIT)				Janus Aspen Series
	Goldman Sachs Growth and Income Fund		Goldman Sachs Mid Cap Value Fund		Aggressive Growth Portfolio		Aggressive Growth Portfolio — Service Shares		Balanced Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$26,931	(167,906)	(870,112)	(443,535)	(2,459,013)	(4,844,120)	(188,764)	(135,329)	4,484,920	6,680,371
Net realized gain (loss)	(1,722,679)	(668,820)	872,467	4,328,423	(116,460,403)	(128,912,280)	(1,335,546)	(1,568,985)	(19,707,165)	(10,845,801)
Unrealized appreciation (depreciation) on investments	(850,453)	(1,110,839)	(14,638,775)	(883,608)	53,228,747	(67,252,755)	(2,815,167)	(2,037,458)	(26,963,386)	(34,904,569)
Capital gain distributions	—	—	493,700	6,646,154	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(2,546,201)	(1,947,565)	(14,142,720)	9,647,434	(65,690,669)	(201,009,155)	(4,339,477)	(3,741,772)	(42,185,631)	(39,069,999)

From capital transactions:
Net premiums	91,469	1,741,948	1,002,612	11,496,311	970,445	12,567,867	2,176,457	8,236,263	2,350,674	22,047,059
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(157,125)	(108,194)	(1,649,244)	(754,001)	(1,071,153)	(2,667,487)	(79,722)	(8,222)	(5,541,375)	(5,919,333)
Surrenders	(1,757,870)	(809,111)	(23,400,231)	(9,326,605)	(20,207,625)	(25,666,712)	(614,514)	(326,354)	(54,565,146)	(50,896,580)
Administrative expenses (note 4a)	(17,946)	(14,833)	(206,582)	(115,353)	(250,677)	(344,736)	(10,903)	(1,706)	(587,792)	(588,251)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(275,096)	638,191	(3,803,308)	2,544,011	(2,877,333)	12,518,722	1,805,610	5,181,861	(13,127,745)	23,215,356
Transfers (to) from other subaccounts	4,622,363	2,531,099	44,343,861	60,178,334	(38,193,082)	(53,142,695)	(1,473,277)	(123,650)	(4,189,166)	(10,008,050)

Increase (decrease) in net assets from capital transactions (note 5)	2,505,795	3,979,100	16,287,108	64,022,697	(61,629,425)	(56,735,041)	1,803,651	12,958,192	(75,660,550)	(22,149,799)

Increase (decrease) in net assets	(40,406)	2,031,535	2,144,388	73,670,131	(127,320,094)	(257,744,196)	(2,535,826)	9,216,420	(117,846,181)	(61,219,798)
Net assets at beginning of year	18,140,739	16,109,204	147,812,337	74,142,206	251,288,036	509,032,232	13,143,438	3,927,018	555,620,520	616,840,318

Net assets at end of year	$18,100,333	18,140,739	149,956,725	147,812,337	123,967,942	251,288,036	10,607,612	13,143,438	437,774,339	555,620,520

Changes in units (note 5):
Units purchased	591,473	564,568	2,845,749	5,969,188	81,164	1,453,136	941,818	2,503,588	145,996	1,590,556
Units redeemed	(276,145)	(107,003)	(1,824,267)	(811,051)	(5,203,604)	(4,870,167)	(515,129)	(85,499)	(4,841,911)	(2,368,138)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	315,328	457,565	1,021,482	5,158,137	(5,122,440)	(3,417,031)	426,689	2,418,089	(4,695,915)	(777,582)

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Balanced Portfolio — Service Shares		Capital Appreciation Portfolio		Capital Appreciation Portfolio — Service Shares		Core Equity Portfolio		Flexible Income Portfolio		Global Life Sciences Portfolio — Service Shares		Global Technology Portfolio — Service Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$444,430	237,147	(2,069,714)	(952,759)	(237,090)	(68,126)	(10)	(4)	3,066,784	3,487,608	(305,227)	(383,983)	(238,997)	(191,082)
Net realized gain (loss)	(1,161,093)	(327,259)	(43,435,586)	(39,949,820)	(816,057)	(848,263)	(314)	(58)	2,348,159	1,049,200	(3,347,160)	(4,117,954)	(9,282,404)	(10,473,844)
Unrealized appreciation (depreciation) on investments	(5,368,914)	(819,787)	3,564,458	(59,003,007)	(2,553,418)	(1,843,183)	(316)	(196)	2,417,334	140,773	(4,206,465)	(2,286,189)	147,665	(2,173,041)
Capital gain distributions	—	—	—	—	—	—	—	57	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(6,085,577)	(909,899)	(41,940,842)	(99,905,586)	(3,606,565)	(2,759,572)	(640)	(201)	7,832,277	4,677,581	(7,858,852)	(6,788,126)	(9,373,736)	(12,837,967)

From capital transactions:
Net premiums	21,165,035	31,036,345	899,754	11,845,790	2,428,104	11,382,711	1,245	1,106	506,459	3,270,639	1,711,645	5,752,477	1,028,295	6,741,992
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(679,732)	(256,745)	(1,337,400)	(4,328,011)	(63,600)	(64,750)	—	—	(1,204,020)	(1,530,321)	(161,298)	(283,260)	(222,823)	(348,231)
Surrenders	(3,674,320)	(1,230,543)	(20,335,888)	(21,834,514)	(837,736)	(461,031)	(837)	—	(11,807,168)	(12,774,869)	(1,995,039)	(1,356,036)	(1,501,549)	(1,213,325)
Administrative expenses (note 4a)	(57,165)	(2,865)	(307,516)	(373,295)	(15,986)	(1,618)	—	—	(88,298)	(159,792)	(25,079)	(23,549)	(18,687)	(19,514)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	18,622,767	17,522,657	(3,819,215)	8,385,982	3,275,584	5,847,084	(1)	9	313,760	8,524,235	854,470	3,712,084	668,834	4,108,047
Transfers (to) from other subaccounts	1,073,488	827,954	(48,416,398)	(50,934,230)	(1,534,507)	(723,767)	87	479	21,529,464	14,866,872	(6,333,589)	(10,817,081)	(1,954,095)	2,544,761

Increase (decrease) in net assets from capital transactions (note 5)	36,450,073	47,896,803	(73,316,663)	(57,238,278)	3,251,859	15,978,629	494	1,594	9,250,197	12,196,764	(5,948,890)	(3,015,365)	(2,000,025)	11,813,730

Increase (decrease) in net assets	30,364,496	46,986,904	(115,257,505)	(157,143,864)	(354,706)	13,219,057	(146)	1,393	17,082,474	16,874,345	(13,807,742)	(9,803,491)	(11,373,761)	(1,024,237)
Net assets at beginning of year	51,621,472	4,634,568	284,468,523	441,612,387	18,596,344	5,377,287	2,373	980	86,804,419	69,930,074	28,325,796	38,129,287	22,690,085	23,714,322

Net assets at end of year	$81,985,968	51,621,472	169,211,018	284,468,523	18,241,638	18,596,344	2,227	2,373	103,886,893	86,804,419	14,518,054	28,325,796	11,316,324	22,690,085

Changes in units (note 5):
Units purchased	4,624,002	5,288,501	76,153	1,389,786	858,362	2,262,829	121	183	1,961,631	3,632,415	333,586	906,401	643,559	2,190,281
Units redeemed	(498,636)	(159,427)	(6,246,379)	(5,441,689)	(368,867)	(164,251)	(76)	—	(1,228,256)	(2,619,585)	(1,119,627)	(1,192,742)	(1,405,658)	(258,553)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	4,125,366	5,129,074	(6,170,226)	(4,051,903)	489,675	2,098,578	45	183	733,375	1,012,830	(786,041)	(286,341)	(762,099)	1,931,728

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Growth Portfolio		Growth Portfolio — Service Shares		International Growth Portfolio		International Growth Portfolio — Service Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(4,903,689)	(8,162,438)	(321,823)	(191,873)	(765,661)	(864,424)	(107,007)	(54,618)
Net realized gain (loss)	(99,920,991)	(54,089,115)	(1,765,277)	(1,313,020)	(41,836,662)	(55,891,277)	1,675,647	(322,660)
Unrealized appreciation (depreciation) on investments	(7,717,037)	(131,956,939)	(4,813,693)	(2,594,017)	5,324,774	(3,142,749)	(1,538,425)	(424,899)
Capital gain distributions	—	1,176,310	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(112,541,717)	(193,032,182)	(6,900,793)	(4,098,910)	(37,277,549)	(59,898,450)	30,215	(802,177)

From capital transactions:
Net premiums	1,415,239	16,476,743	3,030,204	15,166,179	472,569	8,346,854	4,878,241	7,352,333
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(3,954,258)	(5,583,698)	(262,111)	(146,432)	(790,367)	(2,062,702)	(80,967)	(58,683)
Surrenders	(39,432,894)	(54,232,683)	(1,162,456)	(691,826)	(14,358,128)	(19,243,246)	(1,969,765)	(237,405)
Administrative expenses (note 4a)	(480,172)	(668,839)	(15,712)	(3,082)	(148,609)	(300,502)	(8,923)	(997)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(6,465,868)	12,164,145	2,928,077	6,096,317	(1,558,493)	11,940,244	3,572,037	4,307,760
Transfers (to) from other subaccounts	(69,121,974)	(73,056,919)	(2,962,138)	556,219	(18,808,519)	(24,679,255)	(4,856,612)	(869,724)

Increase (decrease) in net assets from capital transactions (note 5)	(118,039,927)	(104,901,251)	1,555,864	20,977,375	(35,191,547)	(25,998,607)	1,534,011	10,493,284

Increase (decrease) in net assets	(230,581,644)	(297,933,433)	(5,344,929)	16,878,465	(72,469,096)	(85,897,057)	1,564,226	9,691,107
Net assets at beginning of year	469,114,915	767,048,348	22,231,207	5,352,742	164,483,057	250,380,114	11,783,854	2,092,747

Net assets at end of year	$238,533,271	469,114,915	16,886,278	22,231,207	92,013,961	164,483,057	13,348,080	11,783,854

Changes in units (note 5):
Units purchased	114,028	1,633,705	712,378	2,917,853	35,305	816,888	1,533,615	1,718,512
Units redeemed	(9,630,052)	(7,695,996)	(526,688)	(112,091)	(2,680,856)	(2,449,407)	(493,090)	(172,072)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(9,516,025)	(6,062,291)	185,690	2,805,762	(2,645,551)	(1,632,519)	1,040,526	1,546,440

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)				J.P. Morgan Series Trust II
	Worldwide Growth Portfolio		Worldwide Growth Portfolio — Service Shares		Bond Portfolio	Mid Cap Value Portfolio
	Year ended December 31,		Year ended December 31,		Period from September 13, 2002 to December 31, 2002	Period from September 13, 2002 to December 31, 2002
	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(2,626,846)	(6,951,457)	(237,920)	(179,527)	(5)	(5)
Net realized gain (loss)	(88,689,406)	(42,755,845)	(2,925,905)	(603,314)	4	33
Unrealized appreciation (depreciation) on investments	(49,777,584)	(167,495,927)	(4,241,986)	(2,275,379)	49	(42)
Capital gain distributions	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(141,093,836)	(217,203,229)	(7,405,811)	(3,058,220)	48	(14)

From capital transactions:
Net premiums	1,591,882	16,168,770	4,141,344	14,176,599	3,795	3,783
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(3,215,971)	(5,896,892)	(269,003)	(24,924)	—	—
Surrenders	(56,384,804)	(66,935,292)	(1,288,294)	(394,836)	—	—
Administrative expenses (note 4a)	(568,667)	(771,461)	(17,796)	(2,815)	—	—
Capital contribution (withdrawal)	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(8,173,907)	15,130,144	4,205,224	8,811,848	8	(28)
Transfers (to) from other subaccounts	(67,194,776)	(97,053,888)	(2,628,710)	(235,912)	—	—

Increase (decrease) in net assets from capital transactions (note 5)	(133,946,243)	(139,358,619)	4,142,765	22,329,960	3,803	3,755

Increase (decrease) in net assets	(275,040,079)	(356,561,848)	(3,263,046)	19,271,740	3,851	3,741
Net assets at beginning of year	589,263,975	945,825,823	24,839,742	5,568,002	—	—

Net assets at end of year	$314,223,896	589,263,975	21,576,696	24,839,742	3,851	3,741

Changes in units (note 5):
Units purchased	89,135	1,265,994	1,451,203	3,178,251	378	368
Units redeemed	7,577,020	(7,006,209)	(730,653)	(91,284)	—	—

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(7,487,885)	(5,740,215)	720,550	3,086,967	378	368

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares		MFS® Investors Trust Series — Service Class Shares		MFS® New Discovery Series — Service Class Shares		MFS® Utilities Series — Service Class Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(265,735)	(136,537)	(141,304)	(65,109)	(226,659)	(78,849)	130,943	9,759
Net realized gain (loss)	(1,261,130)	(412,945)	(724,894)	(97,333)	(1,110,349)	(137,496)	(1,669,571)	(353,704)
Unrealized appreciation (depreciation) on investments	(4,328,035)	(1,370,533)	(2,433,416)	(390,183)	(4,476,901)	355,566	(2,574,748)	(2,386,030)
Capital gain distributions	—	54,391	—	51,546	—	83,336	—	330,862

Increase (decrease) in net assets from operations	(5,854,900)	(1,865,624)	(3,299,614)	(501,079)	(5,813,909)	222,557	(4,113,376)	(2,399,113)

From capital transactions:
Net premiums	5,506,535	10,875,980	2,722,816	5,938,657	6,712,923	6,274,976	3,219,520	9,014,258
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(220,798)	(705)	(103,861)	(18,437)	(44,375)	(16,562)	(171,060)	(23,607)
Surrenders	(705,636)	(400,851)	(513,720)	(125,283)	(504,494)	(182,335)	(718,457)	(212,131)
Administrative expenses (note 4a)	(13,368)	(872)	(11,390)	(589)	(11,222)	(760)	(14,056)	(600)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	3,868,768	4,780,525	4,147,091	4,857,759	5,503,725	3,538,038	4,751,787	6,557,684
Transfers (to) from other subaccounts	(1,306,666)	(160,054)	(625,508)	(11,355)	(733,091)	686,745	(1,134,920)	178,892

Increase (decrease) in net assets from capital transactions (note 5)	7,128,835	15,094,023	5,615,428	10,640,752	10,923,466	10,300,102	5,932,814	15,514,496

Increase (decrease) in net assets	1,273,935	13,228,399	2,315,814	10,139,673	5,109,557	10,522,659	1,819,438	13,115,383
Net assets at beginning of year	15,971,380	2,742,981	10,763,509	623,836	11,534,851	1,012,192	14,134,748	1,019,365

Net assets at end of year	$17,245,315	15,971,380	13,079,323	10,763,509	16,644,408	11,534,851	15,954,186	14,134,748

Changes in units (note 5):
Units purchased	1,608,339	2,102,498	909,804	1,264,735	1,717,397	1,198,868	1,208,021	1,773,226
Units redeemed	(385,119)	(75,653)	(166,278)	(18,276)	(181,865)	(22,801)	(309,307)	(26,620)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	1,223,220	2,026,845	743,526	1,246,459	1,535,532	1,176,067	898,714	1,746,606

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA		Oppenheimer Bond Fund/VA		Oppenheimer Capital Appreciation Fund/VA		Oppenheimer Capital Appreciation Fund/VA — Service Shares	Oppenheimer Global Securities Fund/VA — Service Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Period from September 13, 2002 to December 31, 2002	Year ended December 31,
	2002	2001	2002	2001	2002	2001		2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(919,794)	(804,911)	7,324,004	5,519,963	(1,772,007)	(2,483,409)	(1)	(321,546)	(115,470)
Net realized gain (loss)	(42,699,762)	(50,964,900)	(2,290,860)	(557,873)	(48,362,276)	(11,087,954)	18	(1,589,922)	(331,636)
Unrealized appreciation (depreciation) on investments	(8,201,440)	(105,172,506)	4,194,633	16,457	(33,111,732)	(70,748,318)	(33)	(5,608,851)	135,259
Capital gain distributions	—	41,238,549	—	—	—	31,705,480	—	—	275,501

Increase (decrease) in net assets from operations	(51,820,996)	(115,703,768)	9,227,777	4,978,547	(83,246,015)	(52,614,201)	(16)	(7,520,319)	(36,346)

From capital transactions:
Net premiums	424,830	9,142,218	333,741	3,943,874	1,321,610	16,716,609	1,000	13,299,853	12,621,837
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(1,454,599)	(1,641,962)	(1,100,434)	(1,508,046)	(1,609,570)	(2,273,259)	—	(98,941)	(24,193)
Surrenders	(18,415,563)	(28,585,470)	(17,806,279)	(11,634,260)	(30,157,858)	(29,096,438)	—	(1,075,308)	(256,596)
Administrative expenses (note 4a)	(198,500)	(302,570)	(137,485)	(102,505)	(285,990)	(334,224)	—	(19,629)	(651)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(2,208,000)	5,600,526	(1,988,023)	3,002,620	(2,965,173)	7,199,509	(18)	7,802,844	5,778,944
Transfers (to) from other subaccounts	(16,738,421)	(38,875,634)	16,127,428	44,650,920	(18,129,640)	7,550,652	—	164,149	890,248

Increase (decrease) in net assets from capital transactions (note 5)	(38,590,253)	(54,662,892)	(4,571,052)	38,352,603	(51,826,621)	(237,151)	982	20,072,968	19,009,589

Increase (decrease) in net assets	(90,411,249)	(170,366,660)	4,656,725	43,331,150	(135,072,636)	(52,851,352)	966	12,552,649	18,973,243
Net assets at beginning of year	195,618,754	365,985,414	128,164,991	84,833,841	302,183,568	355,034,920	—	19,954,460	981,217

Net assets at end of year	$105,207,505	195,618,754	132,821,716	128,164,991	167,110,932	302,183,568	966	32,507,109	19,954,460

Changes in units (note 5):
Units purchased	18,334	511,301	510,769	3,420,467	61,837	(25,577,636)	100	2,854,615	2,264,722
Units redeemed	(1,693,005)	(2,477,845)	(652,520)	(877,540)	(2,487,996)	25,897,961	—	(159,167)	(33,044)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(1,674,671)	(1,966,544)	(141,751)	2,542,927	(2,426,159)	320,325	100	2,695,448	2,231,678

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Oppenheimer Variable Account Funds (continued)
	Oppenheimer High Income Fund/VA		Oppenheimer Main Street Growth & Income Fund/VA — Service Shares		Oppenheimer Multiple Strategies Fund/VA
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$10,362,690	12,325,661	(273,634)	(140,189)	1,810,856	2,229,078
Net realized gain (loss)	(13,523,864)	(8,284,890)	(995,387)	(227,812)	(4,377,605)	(1,115,630)
Unrealized appreciation (depreciation) on investments	(1,394,111)	(3,378,846)	(5,231,300)	(433,474)	(8,886,121)	(5,582,683)
Capital gain distributions	—	—	—	—	1,206,403	4,669,828

Increase (decrease) in net assets from operations	(4,555,285)	661,925	(6,500,321)	(801,475)	(10,246,467)	200,593

From capital transactions:
Net premiums	302,905	2,824,717	9,628,345	12,067,940	233,328	2,804,619
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(1,038,921)	(2,537,212)	(156,607)	(80,339)	(771,558)	(694,590)
Surrenders	(17,477,191)	(16,756,411)	(1,190,964)	(358,506)	(9,684,520)	(11,457,548)
Administrative expenses (note 4a)	(133,044)	(147,431)	(21,821)	(941)	(100,309)	(108,360)
Capital contribution (withdrawal)	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(1,401,423)	2,157,728	9,314,136	7,731,909	(1,420,126)	1,975,090
Transfers (to) from other subaccounts	1,717,738	741,249	(1,629,626)	786,289	1,831,617	13,595,628

Increase (decrease) in net assets from capital transactions (note 5)	(18,029,936)	(13,717,360)	15,943,463	20,146,352	(9,911,568)	6,114,839

Increase (decrease) in net assets	(22,585,221)	(13,055,435)	9,443,142	19,344,877	(20,158,035)	6,315,432
Net assets at beginning of year	121,616,995	134,672,430	21,041,353	1,696,476	90,614,628	84,299,196

Net assets at end of year	$99,031,774	121,616,995	30,484,495	21,041,353	70,456,593	90,614,628

Changes in units (note 5):
Units purchased	33,421	179,311	2,507,057	2,412,261	29,059	1,497,867
Units redeemed	(331,716)	(607,254)	(397,368)	(51,511)	(169,207)	(996,823)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(298,295)	(427,943)	2,109,689	2,360,750	(140,148)	501,044

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	PBHG Insurance Series Fund, Inc.				PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio		PBHG Large Cap Growth Portfolio		Foreign Bond Portfolio — Administrative Class Shares		High Yield Portfolio — Administrative Class Shares		Long-Term U.S. Government Portfolio — Administrative Class Shares		Total Return Portfolio — Administrative Class Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(297,967)	(525,423)	(410,193)	(698,992)	102,329	22,461	1,416,704	302,808	2,517,813	295,294	2,732,972	553,161
Net realized gain (loss)	(4,442,783)	(38,829,351)	(12,049,095)	(7,080,467)	32,697	3,393	(591,390)	(52,876)	485,655	37,851	177,209	125,115
Unrealized appreciation (depreciation) on investments	(3,716,947)	15,093,725	1,566,981	(11,211,227)	214,621	9,015	(524,325)	(155,323)	2,464,132	(901,801)	3,656,979	(521,229)
Capital gain distributions	—	—	—	—	29,547	—	—	—	1,578,385	749,489	1,465,042	846,727

Increase (decrease) in net assets from operations	(8,457,697)	(24,261,049)	(10,892,307)	(18,990,686)	379,194	34,869	300,989	94,609	7,045,985	180,833	8,032,202	1,003,774

From capital transactions:
Net premiums	86,411	1,712,799	158,609	3,134,205	2,534,119	1,544,684	12,994,194	7,628,475	21,145,091	13,135,184	51,790,340	26,356,447
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(167,479)	(150,406)	(304,121)	(487,213)	(78,514)	(9,884)	(145,288)	(22,849)	(242,802)	(80,372)	(1,115,666)	(55,550)
Surrenders	(2,531,439)	(3,117,409)	(3,046,102)	(3,581,628)	(629,627)	(43,532)	(1,404,912)	(257,969)	(4,550,260)	(363,112)	(4,996,708)	(553,985)
Administrative expenses (note 4a)	(33,720)	(46,788)	(39,333)	(54,308)	(3,584)	(2)	(13,394)	(144)	(36,310)	(1,226)	(69,623)	(672)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	(263,278)	3,675,297	(244,641)	5,229,682	1,766,103	443,815	7,031,680	4,075,328	14,415,575	6,589,822	37,370,371	14,075,120
Transfers (to) from other subaccounts	(3,755,993)	(6,752,020)	(9,286,510)	(1,805,855)	1,580,968	674,589	2,500,144	1,264,321	12,315,026	2,727,913	16,114,191	5,524,978

Increase (decrease) in net assets from capital transactions (note 5)	(6,665,498)	(4,678,527)	(12,762,098)	2,434,883	5,169,465	2,609,670	20,962,424	12,687,162	43,046,320	22,008,209	99,092,905	45,346,338

Increase (decrease) in net assets	(15,123,195)	(28,939,576)	(23,654,405)	(16,555,803)	5,548,659	2,644,539	21,263,413	12,781,771	50,092,305	22,189,042	107,125,107	46,350,112
Net assets at beginning of year	29,934,351	58,873,927	43,318,496	59,874,299	2,657,075	12,536	13,042,884	261,113	22,872,220	683,178	47,915,239	1,565,127

Net assets at end of year	$14,811,156	29,934,351	19,664,091	43,318,496	8,205,734	2,657,075	34,306,297	13,042,884	72,964,525	22,872,220	155,040,346	47,915,239

Changes in units (note 5):
Units purchased	10,042	475,280	11,101	202,206	522,916	247,320	2,371,199	1,294,258	3,953,613	2,014,910	9,169,893	4,220,410
Units redeemed	(786,381)	(907,551)	(904,867)	(144,108)	(63,086)	(5,014)	(162,910)	(28,197)	(396,711)	(40,089)	(535,432)	(56,704)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	(776,339)	(432,271)	(893,766)	58,098	459,830	242,306	2,208,289	1,266,061	3,556,902	1,974,821	8,634,461	4,163,706

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	The Prudential Series Fund, Inc.
	Jennison Portfolio — Class II Shares		SP Jennison International Growth Portfolio — Class II Shares		SP U.S. Emerging Growth Portfolio — Class II Shares
	Year ended December 31, 2002	Period from September 17, 2001 to December 31, 2001	Year ended December 31, 2002	Period from August 6, 2001 to December 31, 2001	Year ended December 31, 2002	Period from July 9, 2001 to December 31, 2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(530)	(151)	(1,233)	(66)	(1,143)	(477)
Net realized gain (loss)	(77)	13	96,716	(41)	(10,193)	(55)
Unrealized appreciation (depreciation) on investments	(12,635)	5,488	4,183	(856)	(24,612)	(2,492)
Capital gain distributions	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(13,242)	5,350	99,666	(963)	(35,948)	(3,024)

From capital transactions:
Net premiums	—	34,302	1,277	18,469	3,751	86,374
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	—	—
Surrenders	(873)	—	(687)	(293)	(970)	—
Administrative expenses (note 4a)	(42)	—	(25)	—	(211)	—
Capital contribution (withdrawal)	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	904	(44)	12,692	(26)	(16,626)	(1,382)
Transfers (to) from other subaccounts	1,330	665	(117,674)	—	25,140	—

Increase (decrease) in net assets from capital transactions (note 5)	1,319	34,923	(104,417)	18,150	11,084	84,992

Increase (decrease) in net assets	(11,923)	40,273	(4,751)	17,187	(24,864)	81,968
Net assets at beginning of year	40,273	—	17,187	—	81,968	—

Net assets at end of year	$28,350	40,273	12,436	17,187	57,104	81,968

Changes in units (note 5):
Units purchased	302	4,587	1	2,350	1,226	9,251
Units redeemed	(124)	—	(109)	(37)	(782)	—

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	178	4,587	(108)	2,313	444	9,251

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Rydex Variable Trust		Salomon Brothers Variable Series Funds Inc
	OTC Fund		Investors Fund		Strategic Bond Fund		Total Return Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(81,489)	(66,950)	(231,364)	(388,288)	1,585,850	790,638	12,298	142,593
Net realized gain (loss)	(1,214,189)	(617,106)	(7,068,735)	(2,465,542)	314,932	179,257	(406,813)	(36,171)
Unrealized appreciation (depreciation) on investments	(1,613,739)	(896,601)	(10,510,993)	(2,069,678)	916,210	14,477	(1,032,748)	(308,694)
Capital gain distributions	—	—	—	770,641	—	—	—	—

Increase (decrease) in net assets from operations	(2,909,417)	(1,580,657)	(17,811,092)	(4,152,867)	2,816,992	984,372	(1,427,263)	(202,272)

From capital transactions:
Net premiums	1,000,334	3,397,592	268,246	7,624,117	338,554	1,923,618	240,921	1,829,377
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(147,559)	(28,289)	(365,214)	(473,319)	(327,742)	(61,984)	(151,522)	(21,922)
Surrenders	(246,637)	(154,968)	(5,236,850)	(5,278,858)	(6,232,629)	(1,563,775)	(1,835,498)	(412,372)
Administrative expenses (note 4a)	(4,296)	(711)	(64,363)	(62,388)	(36,902)	(19,074)	(20,220)	(10,127)
Capital contribution (withdrawal)	—	—	—	—	—	—	—	—
Transfers (to) from the Guarantee Account	963,813	2,027,929	(327,421)	2,084,446	(1,287,406)	918,714	(300,524)	521,278
Transfers (to) from other subaccounts	290,281	162,820	5,085,756	27,066,248	23,271,597	11,948,809	5,448,543	6,119,969

Increase (decrease) in net assets from capital transactions (note 5)	1,855,936	5,404,373	(639,846)	30,960,246	15,725,472	13,146,308	3,381,700	8,026,203

Increase (decrease) in net assets	(1,053,481)	3,823,716	(18,450,938)	26,807,379	18,542,464	14,130,680	1,954,437	7,823,931
Net assets at beginning of year	6,186,186	2,362,470	64,270,595	37,463,216	27,312,378	13,181,698	15,460,670	7,636,739

Net assets at end of year	$5,132,705	6,186,186	45,819,657	64,270,595	45,854,842	27,312,378	17,415,107	15,460,670

Changes in units (note 5):
Units purchased	640,164	1,129,245	2,264,539	2,590,046	2,075,514	1,352,680	552,147	794,072
Units redeemed	(113,977)	(37,224)	(2,537,779)	(410,226)	(693,797)	(150,370)	(221,237)	(41,674)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	526,187	1,092,021	(273,240)	2,179,820	1,381,717	1,202,310	330,910	752,398

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Statements of Changes in Net Assets, Continued

	Van Kampen Life Investment Trust
	Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
	Period from May 1, 2002 to December 31, 2002
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(13,532)	(3,372)
Net realized gain (loss)	(23,395)	(18,620)
Unrealized appreciation (depreciation) on investments	8,230	(62,467)
Capital gain distributions	—	—

Increase (decrease) in net assets from operations	(28,697)	(84,459)

From capital transactions:
Net premiums	2,418,009	807,871
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—
Surrenders	(32,260)	(4,662)
Administrative expenses (note 4a)	(43)	—
Capital contribution (withdrawal)	—	—
Transfers (to) from the Guarantee Account	242,290	33,090
Transfers (to) from other subaccounts	781,769	100,237

Increase (decrease) in net assets from capital transactions (note 5)	3,409,765	936,536

Increase (decrease) in net assets	3,381,068	852,077
Net assets at beginning of year	—	—

Net assets at end of year	$3,381,068	852,077

Changes in units (note 5):
Units purchased	424,410	117,990
Units redeemed	(3,992)	(585)

Net increase (decrease) in units from capital transactions with contract owners during the year ended December 31, 2002	420,418	117,405

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements

December 31, 2002

(1)	Description of Entity

GE Life & Annuity Separate Account 4 is a separate investment account established in 1987 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable deferred annuity contracts issued by GE Life & Annuity. GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of the capital stock of GE Life & Annuity is owned by General Electric Capital Assurance Company. General Electric Capital Assurance Company and its parent, GE Financial Assurance Holdings, Inc., are indirect, wholly-owned subsidiaries of General Electric Capital Corporation (GE Capital). GE Capital, a diversified financial services company, is directly or indirectly, a wholly-owned subsidiary of General Electric Company (GE), a New York corporation.

During 2002, AIM Variable Insurance Funds changed the name of its AIM V.I. Value Fund — Series I Shares to AIM V.I. Premier Equity Fund — Series I Shares and its AIM V.I. Growth and Income Fund — Series I Shares to AIM V.I. Core Equity Fund — Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio — Administrative Class Shares to High Yield Portfolio — Administrative Class Shares, its Long-Term U.S. Government Bond Portfolio — Administrative Class Shares to Long-Term U.S. Government Portfolio — Administrative Class Shares and its Total Return Bond Portfolio — Administrative Class Shares to Total Return Portfolio — Administrative Class Shares. Additionally, The Prudential Series Fund, Inc. changed the name of its Prudential Jennison Portfolio — Class II Shares to Jennison Portfolio — Class II Shares.

In February 2002, one subaccount was added to the Account for the Type VIII contract. Additionally, during May 2002, two subaccounts were added to the Account for Type III, IV, VI, VII and VIII contracts (See note 2b). These subaccounts invest in the Van Kampen Life Investment Trust Comstock Portfolio — Class II Shares and the Van Kampen Life Investment Trust Emerging Growth Portfolio — Class II Shares.

In June 2002, 27 new subaccounts were added to the Account for Type VI and VII contracts offered through certain distribution channels (See note 2b). These subaccounts invest in the AIM Variable Insurance Funds — AIM V.I. Aggressive Growth Fund — Series I Shares, AIM Variable Insurance Funds — AIM V.I. Blue Chip Fund — Series I Shares, American Century Variable Portfolios, Inc. — VP Income & Growth Fund — Class I, American Century Variable Portfolios, Inc. —VP International Fund — Class I, American Century Variable Portfolios, Inc. — VP Ultra Fund — Class I, American Century Variable Portfolios, Inc. — VP Value Fund — Class I, Dreyfus — Dreyfus Investment Portfolios — MidCap Stock Portfolio — Initial Shares, Dreyfus — Dreyfus Variable Investment Fund — Money Market Portfolio, Eaton Vance Variable Trust — VT Floating-Rate Income Fund, Eaton Vance Variable Trust — VT Income Fund of Boston, Eaton Vance Variable Trust — VT Worldwide Health Sciences Fund, Franklin Templeton Variable Insurance Products Trust — Franklin Large Cap Growth Securities Fund — Class 2 Shares, Franklin Templeton Variable Insurance Products Trust — Mutual Shares Securities Fund — Class 2 Shares, Franklin Templeton Variable Insurance Products Trust — Templeton Foreign Securities Fund — Class 2 Shares, Franklin Templeton Variable Insurance Products Trust — Templeton Global Asset Allocation Fund — Class 2 Shares, J.P. Morgan Series Trust II — Bond Portfolio, J.P. Morgan Series Trust II — International Opportunities Portfolio, J.P. Morgan Series Trust II — Mid Cap Value Portfolio, J.P. Morgan Series Trust II — Small Company Portfolio, J.P. Morgan Series Trust II — U.S. Disciplined Equity Portfolio, MFS® Variable Insurance Trust — MFS® Strategic Income Series — Service Class Shares, MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares, Oppenheimer Variable Account Funds — Oppenheimer Capital Appreciation Fund/VA — Service Shares, Oppenheimer Variable Account Funds — Oppenheimer Main Street Small Cap Fund/VA — Service Shares, Scudder Variable Series II —Scudder Technology Growth Portfolio — Class B Shares, Scudder Variable Series II — SVS Dreman High Return Equity Portfolio — Class B Shares, and Scudder Variable Series II — SVS Dreman Small Cap Value Portfolio — Class B Shares.

In August 2002, 40 subaccounts were offered with Type IX contracts (See note 2b). Two subaccounts were added for Type IX contracts. These subaccounts invest in the Alliance Variable Products Series Fund, Inc. — Technology Portfolio —Class B and Oppenheimer Variable Account Funds — Oppenheimer Aggressive Growth Fund/VA — Service Shares. As of December 31, 2002, contract form P1156 had not yet been offered for sale and no units for this contract had been issued.

During 2001, MFS® Variable Insurance Trust changed the name of its MFS® Growth Series — Service Class Shares to MFS® Investors Growth Stock Series — Service Class Shares and its MFS® Growth With Income Series — Service Class Shares to MFS® Investors Trust Series — Service Class Shares. The AIM Variable Insurance Funds changed its AIM V.I. Telecommunications Fund — Series I Shares to AIM V.I. New Technology Fund — Series I Shares. Additionally, the Janus Aspen Series changed the name of its Equity Income Portfolio to Core Equity Portfolio.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

In 2001, the Janus Aspen Series — High Yield Portfolio was removed as an available subaccount in the Account.

All designated portfolios are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a)  Investments

Investments are stated at fair market value, which is based on the underlying net asset value per share of the respective portfolios. Purchases and sales of investments are recorded on the trade date and distributions are recorded on the ex-dividend date. Certain 2001 distributions received from the Janus Funds have been reclassified from capital gain distributions to investment income in the current year’s presentation of the 2001 Statements of Changes in Net Assets and the 2001 Financial Highlights. Such reclassifications had no impact on net assets or net asset value per unit. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last Valuation Day in the applicable year or period.

(b)  Unit Classes

There are nine unit classes of subaccounts based on the annuity contract form through which the subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure. Type I units are sold under contract forms P1098 and P1140. Type II units are sold under contract forms P1142, P1143, and P1150. Type III units are sold under contract form P1152. Type IV units are sold under contract form P1151. Type V units are sold under contract form P1153. Types VI and VII units are sold under contract form P1154. Type VIII units are sold under contract form P1611. Type IX units are sold under contract form P1156. Contract form numbers P1098, P1140, and P1142 are no longer available for sale.

(c)  Federal Income Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

(d)  Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)	Purchases and Sales of Investments

The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2002 were:

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
AIM Variable Insurance Funds:
AIM V.I. Aggressive Growth Fund — Series I Shares	$275,310	$272,105
AIM V.I. Capital Appreciation Fund — Series I Shares	11,310,053	7,646,385
AIM V.I. Capital Development Fund — Series I Shares	866	34
AIM V.I. Core Equity Fund — Series I Shares	1,543	302
AIM V.I. Global Utilities Fund — Series I Shares	1,375	476
AIM V.I. Government Securities Fund — Series I Shares	14,766,387	13,289,905
AIM V.I. Growth Fund — Series I Shares	5,588,719	2,684,771
AIM V.I. New Technology Fund — Series I Shares	497,584	528,289
AIM V.I. Premier Equity Fund — Series I Shares	19,979,271	9,928,915
The Alger American Fund:
Alger American Growth Portfolio	24,849,426	92,352,361
Alger American Small Capitalization Portfolio	32,933,634	47,091,081
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B	73,841,346	23,137,556
Premier Growth Portfolio — Class B	15,911,971	8,022,850
Quasar Portfolio — Class B	2,828,067	1,323,733
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	72,173,089	68,974,542
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	1,617,098	582,463
Eaton Vance Variable Trust:
VT Floating-Rate Income Fund	2,070	1
VT Worldwide Health Sciences Fund	31,041	9
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares	18,074,737	33,754,169
Federated High Income Bond Fund II — Primary Shares	90,655,611	84,482,908
Federated High Income Bond Fund II — Service Shares	50,269,325	37,304,456
Federated International Small Company Fund II	126,597,381	125,413,336
Federated Utility Fund II	8,253,602	15,364,973
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio	122,788,862	191,260,226
VIP Equity-Income Portfolio — Service Class 2	52,633,221	18,312,744
VIP Growth Portfolio	45,438,957	151,012,286
VIP Growth Portfolio — Service Class 2	26,368,433	13,415,345
VIP Overseas Portfolio	421,132,745	433,695,057
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio	25,965,356	68,197,323
VIP II Contrafund® Portfolio	80,160,256	144,625,008
VIP II Contrafund® Portfolio — Service Class 2	31,166,254	12,305,861
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio	24,865,672	40,896,318
VIP III Growth & Income Portfolio — Service Class 2	13,614,832	6,651,579
VIP III Growth Opportunities Portfolio	4,477,878	17,020,699
VIP III Mid Cap Portfolio	42,040	32,052
VIP III Mid Cap Portfolio — Service Class 2	39,928,024	13,972,386
Franklin Templeton Variable Insurance Products Trust:
Templeton Global Asset Allocation Fund — Class 2 Shares	3,783	30

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
GE Investments Funds, Inc.:
Global Income Fund	$24,735,084	$17,830,083
Income Fund	188,298,597	94,512,907
International Equity Fund	209,449,512	213,561,008
Mid-Cap Value Equity Fund	117,158,094	92,727,410
Money Market Fund	2,969,219,072	2,980,263,105
Premier Growth Equity Fund	79,249,347	71,658,884
Real Estate Securities Fund	75,529,381	85,792,770
S&P 500® Index Fund	171,238,620	224,825,855
Small-Cap Value Equity Fund	46,319,040	21,825,172
Total Return Fund	37,634,922	39,758,360
U.S. Equity Fund	52,067,128	38,564,775
Value Equity Fund	14,634,043	4,613,435
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund	14,167,722	11,594,562
Goldman Sachs Mid Cap Value Fund	153,872,296	136,168,879
Janus Aspen Series:
Aggressive Growth Portfolio	16,470,025	80,607,042
Aggressive Growth Portfolio — Service Shares	6,318,918	4,665,463
Balanced Portfolio	96,523,313	168,738,080
Balanced Portfolio — Service Shares	54,692,201	17,517,041
Capital Appreciation Portfolio	25,499,695	97,979,256
Capital Appreciation Portfolio — Service Shares	8,618,049	5,509,214
Core Equity Portfolio	1,543	1,060
Flexible Income Portfolio	141,666,804	130,638,576
Global Life Sciences Portfolio — Service Shares	11,865,766	18,109,793
Global Technology Portfolio — Service Shares	15,301,101	17,369,996
Growth Portfolio	77,773,245	202,086,786
Growth Portfolio — Service Shares	7,538,350	6,128,564
International Growth Portfolio	420,675,570	465,244,880
International Growth Portfolio — Service Shares	785,107,546	787,860,944
Worldwide Growth Portfolio	79,819,255	217,451,070
Worldwide Growth Portfolio — Service Shares	87,033,314	82,968,046
J.P. Morgan Series Trust II:
Bond Portfolio	3,804	4
Mid Cap Value Portfolio	3,783	33
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares	11,785,648	4,868,094
MFS® Investors Trust Series — Service Class Shares	9,162,832	3,668,206
MFS® New Discovery Series — Service Class Shares	17,180,560	6,429,435
MFS® Utilities Series — Service Class Shares	10,551,209	4,451,305
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA	17,597,533	57,287,708
Oppenheimer Bond Fund/VA	96,291,555	94,634,094
Oppenheimer Capital Appreciation Fund/VA	93,196,337	145,525,866
Oppenheimer Capital Appreciation Fund/VA — Service Shares	1,000	18
Oppenheimer Global Securities Fund/VA — Service Shares	57,071,490	36,842,004
Oppenheimer High Income Fund/VA	43,467,720	51,441,110

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	$22,428,229	$6,635,143
Oppenheimer Multiple Strategies Fund/VA	21,178,648	28,922,962
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio	11,497,752	18,582,841
PBHG Large Cap Growth Portfolio	7,536,154	20,733,249
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares	13,891,180	8,557,618
High Yield Portfolio — Administrative Class Shares	40,776,284	18,238,008
Long-Term U.S. Government Portfolio — Administrative Class Shares	77,629,922	30,315,087
Total Return Portfolio — Administrative Class Shares	140,017,610	36,371,370
Prudential Series Fund, Inc.
Jennison Portfolio — Class II Shares	3,002	2,228
SP Jennison International Growth Portfolio — Class II Shares	9,824,044	9,929,702
SP U.S. Emerging Growth Portfolio — Class II Shares	29,495	19,584
Rydex Variable Trust:
OTC Fund	4,532,562	2,747,387
Salomon Brothers Variable Series Funds Inc:
Investors Fund	34,540,674	39,336,954
Strategic Bond Fund	45,435,153	29,488,491
Total Return Fund	11,086,204	7,710,506
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares	3,649,019	275,100
Emerging Growth Portfolio — Class II Shares	2,132,914	1,218,219

(4)	Related Party Transactions

(a)  GE Life & Annuity

Net premiums transferred from GE Life & Annuity represent gross premiums recorded by GE Life & Annuity on its flexible premium variable deferred annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes will be deferred until surrender.

Certain contract owners may elect to allocate purchase payments to a Guarantee Account that is part of the general account of GE Life & Annuity. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the subaccounts of the Account to the Guarantee Account.

Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risk that GE Life & Annuity assumes. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. The stated dollar fees assessed to cover certain other administrative expenses are assessed by the redemption of units. A charge is deducted monthly from Type I policies to reimburse GE Life & Annuity for certain distribution expenses. The table below discloses the fees by unit type.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

Unit Type	Contract Form Number	Effective	Distribution Expense	Surrender Charges	Annual Contract Maintenance Charge as a percentage of Contract Value	Administrative Expense Charges as a percentage of the daily net assets allocated to the Account	Mortality and Expense Risk Charges as a percentage of the daily net assets allocated to the Account
I	P1098, P1140	05/88	.20% for the first ten years following a purchase payment	6% or less within six years of any purchase payment	$30	NA	1.15%

II	P1142, P1143, P1150	07/94	NA	6% or less within seven years of any purchase payment	$25 if account value is less than $75,000.15%		1.25%

III	P1152	02/99	NA	8% or less within eight years of any purchase payment	$25 if account value is less than $10,000.25%		1.30%

IV	P1151	04/99	NA	NA	$25 if account value is less than $25,000.25%		1.35%

V	P1153	05/00	NA	NA	NA	.35%	.40%

VI	P1154 (Age 70 or younger)	06/00	NA	6% or less within six years of any purchase payment	$30.15%		1.35%

VII	P1154 (Over age 70)	06/00	NA	6% or less within six years of any purchase payment	$30.15%		1.55%

VIII	P1611	02/02	NA	Surrender Charge = 9% or less of any purchase payments in the scheduled installment account Access Charge = 6% or less of any purchase payment on immediate installment account	NA	.15%	1.35%

IX	P1156	09/02	NA	6% or less within four years	NA	15%	1.55%

NA = Not	available

(b)  Receivable From Affiliate

Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share values between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

(c)  Accrued Expenses Payable to Affiliate

Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the contracts for services and benefits accrued and payable to GE Life & Annuity.

(d)  Capitalization

Affiliates of the Account have capitalized certain portfolios of GE Investments Funds, Inc. Ownership interests may be redeemed at any time without prior notice to contract owners.

(e)  Bonus Credit

For Type III unit contracts, transfers from the general account include approximately $9.4 million of payments by GE Life & Annuity in the form of bonus credits for the period ended December 31, 2002.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

(f)  Capital Brokerage Corporation

Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington Corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc. Capital Brokerage Corporation serves as principal underwriter for variable annuities and variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to Capital Brokerage Corporation. Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

(g)  GE Investments Fund, Inc.

GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .60% for the Global Income Fund, .50% Income Fund, 1.00% for the International Equity Fund, .65% Mid-Cap Value Equity Fund, ..37% for the Money Market Fund, .65% Premier Growth Equity Fund, .85% for the Real Estate Securities Fund, .35% for the S&P 500® Index Fund, .80% for the Small-Cap Value Equity Fund, .49% Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund.

(5)  Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values. The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the period ended December 31, 2002 is reflected in the Statements of Changes in Net Assets.

(6)  Financial Highlights

A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2002 and 2001 follows.

Expenses as a percentage of average net assets represent the annualized contract expenses of the Account, consisting of mortality and expense risk charges, administrative and distribution expenses for each period indicated. For Type I units, the expense ratio of 1.35% presented in the table below represents the maximum charge, as it includes the 0.20% distribution expense assessed only during the first ten years after a purchase payment is made. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolios divided by the average net assets.

The total return below represents the annual total return for the year or lesser periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or Statement of Additional Information for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
The Alger American Fund:
Alger American Growth Portfolio
2002	477,492	$12.63	$6,031	1.35%	0.04%	(33.76)%
2001	723,585	19.07	13,799	1.35%	0.24%	(13.01)%
Alger American Small Capitalization Portfolio
2002	477,762	6.30	3,010	1.35%	0.00%	(27.07)%
2001	642,188	8.64	5,549	1.35%	0.05%	(30.47)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	211,139	13.41	2,831	1.35%	1.18%	(21.13)%
2001	294,487	17.01	5,009	1.35%	1.37%	(5.51)%
Federated High Income Bond Fund II — Primary Shares
2002	224,680	14.02	3,150	1.35%	11.14%	0.22%
2001	214,386	13.98	2,997	1.35%	9.75%	0.01%
Federated Utility Fund II
2002	135,961	11.03	1,500	1.35%	5.74%	(24.82)%
2001	202,066	14.67	2,964	1.35%	3.45%	(14.89)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	1,971,167	35.82	70,607	1.35%	1.83%	(17.90)%
2001	2,514,863	43.63	109,723	1.35%	1.75%	(6.24)%
VIP Growth Portfolio
2002	1,457,038	36.52	53,211	1.35%	0.28%	(30.91)%
2001	1,923,051	52.86	101,652	1.35%	0.09%	(18.77)%
VIP Overseas Portfolio
2002	999,509	16.33	16,322	1.35%	0.78%	(21.20)%
2001	1,258,600	20.72	26,078	1.35%	5.60%	(22.24)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	5,411,572	24.88	134,640	1.35%	4.25%	(9.78)%
2001	6,746,394	27.58	186,066	1.35%	4.61%	(5.39)%
VIP II Contrafund® Portfolio
2002	1,098,703	23.18	25,468	1.35%	0.88%	(10.39)%
2001	1,463,180	25.87	37,852	1.35%	0.85%	(13.43)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	228,556	12.13	2,772	1.35%	1.44%	(17.57)%
2001	346,968	14.71	5,104	1.35%	1.34%	(9.98)%
VIP III Growth Opportunities Portfolio
2002	169,857	8.36	1,420	1.35%	1.17%	(22.74)%
2001	220,327	10.83	2,386	1.35%	0.44%	(15.58)%
GE Investments Funds, Inc.:
Global Income Fund
2002	104,279	11.56	1,205	1.35%	0.88%	15.29%
2001	26,072	10.03	262	1.35%	0.00%	(3.01)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
Income Fund
2002	1,017,046	$13.14	$13,364	1.35%	3.97%	8.62%
2001	964,324	12.10	11,668	1.35%	5.68%	5.97%
International Equity Fund
2002	63,491	9.52	604	1.35%	0.95%	(24.71)%
2001	69,869	12.65	14,382	1.35%	0.91%	(21.93)%
Mid-Cap Value Equity Fund
2002	366,772	14.55	5,336	1.35%	0.84%	(14.76)%
2001	370,507	17.07	6,325	1.35%	0.86%	(1.03)%
Money Market Fund
2002	2,428,398	17.28	41,963	1.35%	1.49%	0.31%
2001	3,237,897	17.22	55,757	1.35%	3.80%	2.57%
Premier Growth Equity Fund
2002	75,183	7.73	581	1.35%	0.05%	(21.93)%
2001	72,776	9.90	720	1.35%	0.11%	(10.37)%
Real Estate Securities Fund
2002	204,164	20.93	4,273	1.35%	4.04%	(2.48)%
2001	182,258	21.46	3,911	1.35%	4.06%	10.32%
S&P 500® Index Fund
2002	468,803	35.69	16,732	1.35%	1.19%	(23.26)%
2001	603,299	46.51	28,059	1.35%	1.00%	(13.45)%
Total Return Fund
2002	275,659	33.49	9,232	1.35%	2.28%	(10.36)%
2001	329,490	37.36	12,310	1.35%	2.60%	(4.20)%
U.S. Equity Fund
2002	124,730	8.96	1,118	1.35%	0.92%	(20.19)%
2001	148,206	11.22	1,663	1.35%	0.77%	(9.71)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	104,286	6.83	712	1.35%	1.63%	(12.36)%
2001	77,071	7.80	601	1.35%	0.50%	(10.56)%
Goldman Sachs Mid Cap Value Fund
2002	829,759	11.34	9,409	1.35%	0.98%	(5.79)%
2001	603,789	12.04	7,270	1.35%	1.11%	10.54%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	675,661	17.21	11,628	1.35%	0.00%	(28.77)%
2001	1,019,009	24.16	24,619	1.35%	0.00%	(40.27)%
Balanced Portfolio
2002	1,421,344	20.63	29,322	1.35%	2.34%	(7.52)%
2001	1,775,829	22.31	39,619	1.35%	2.58%	(5.95)%
Capital Appreciation Portfolio
2002	440,506	16.88	7,436	1.35%	0.54%	(16.64)%
2001	575,386	20.25	11,652	1.35%	1.19%	(22.73)%
Flexible Income Portfolio
2002	384,816	16.56	6,373	1.35%	4.75%	9.21%
2001	395,265	15.17	5,996	1.35%	5.73%	6.28%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
Global Life Sciences Portfolio — Service Shares
2002	89,338	$6.56	$586	1.35%	0.00%	(30.36)%
2001	200,905	9.42	1,893	1.35%	0.00%	(17.88)%
Global Technology Portfolio — Service Shares
2002	131,809	2.47	326	1.35%	0.00%	(41.61)%
2001	150,593	4.22	636	1.35%	0.66%	(38.17)%
Growth Portfolio
2002	1,625,231	16.69	27,125	1.35%	0.00%	(27.36)%
2001	2,307,263	22.97	52,998	1.35%	0.06%	(25.75)%
International Growth Portfolio
2002	455,711	13.26	6,043	1.35%	0.83%	(26.44)%
2001	594,436	18.02	10,712	1.35%	1.00%	(24.27)%
Worldwide Growth Portfolio
2002	1,716,405	22.52	38,653	1.35%	0.82%	(26.36)%
2001	2,399,672	30.58	73,382	1.35%	0.45%	(23.49)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	785,562	31.32	24,604	1.35%	0.73%	(28.62)%
2001	1,046,981	43.88	45,942	1.35%	1.04%	(32.20)%
Oppenheimer Bond Fund/VA
2002	459,577	25.91	11,908	1.35%	7.18%	7.83%
2001	522,745	24.03	12,562	1.35%	6.48%	6.33%
Oppenheimer Capital Appreciation Fund/VA
2002	510,800	39.79	20,325	1.35%	0.66%	(27.70)%
2001	684,426	55.03	37,664	1.35%	0.65%	(13.76)%
Oppenheimer High Income Fund/VA
2002	528,223	29.63	15,651	1.35%	11.01%	(3.52)%
2001	682,884	30.71	20,971	1.35%	10.69%	0.59%
Oppenheimer Multiple Strategies Fund/VA
2002	501,118	29.00	14,532	1.35%	3.69%	(11.43)%
2001	609,630	32.74	19,959	1.35%	3.82%	0.83%
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio
2002	152,592	7.45	1,137	1.35%	0.00%	(31.23)%
2001	274,022	10.83	2,968	1.35%	0.00%	(41.28)%
PBHG Large Cap Portfolio
2002	132,559	11.93	1,581	1.35%	0.00%	(30.13)%
2001	193,697	17.08	3,308	1.35%	0.00%	(29.25)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	296,773	11.00	3,264	1.35%	1.07%	(23.93)%
2001	304,116	14.47	4,401	1.35%	0.84%	(5.44)%
Strategic Bond Fund
2002	189,374	12.26	2,322	1.35%	5.67%	7.59%
2001	71,246	11.39	811	1.35%	5.18%	5.47%
Total Return Fund
2002	42,782	10.24	438	1.35%	1.58%	(7.94)%
2001	30,465	11.12	339	1.35%	2.66%	(2.14)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type II:		Unit Value	000s
The Alger American Fund:
Alger American Growth Portfolio
2002	6,300,041	$12.40	$78,121	1.40%	0.04%	(33.93)%
2001	9,078,703	18.77	170,407	1.40%	0.24%	(13.06)%
Alger American Small Capitalization Portfolio
2002	5,837,332	6.18	36,075	1.40%	0.00%	(27.26)%
2001	7,002,914	8.50	59,525	1.40%	0.05%	(30.51)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	3,514,911	13.19	46,362	1.40%	1.18%	(21.33)%
2001	4,307,323	16.77	72,234	1.40%	1.37%	(5.56)%
Federated High Income Bond Fund II — Primary Shares
2002	2,789,740	13.74	38,331	1.40%	11.14%	(0.03)%
2001	2,986,440	13.74	41,034	1.40%	9.75%	(0.04)%
Federated Utility Fund II
2002	1,835,551	10.81	19,842	1.40%	5.74%	(25.01)%
2001	2,347,057	14.41	33,821	1.40%	3.45%	(14.93)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	7,512,400	34.52	259,328	1.40%	1.83%	(18.11)%
2001	9,234,283	42.16	389,317	1.40%	1.75%	(6.29)%
VIP Growth Portfolio
2002	3,487,079	35.20	122,745	1.40%	0.28%	(31.08)%
2001	4,744,104	51.08	242,329	1.40%	0.09%	(18.81)%
VIP Overseas Portfolio
2002	959,274	15.73	15,089	1.40%	0.78%	(21.40)%
2001	1,347,035	20.02	26,968	1.40%	5.60%	(22.28)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	2,151,180	24.07	51,779	1.40%	4.25%	(10.00)%
2001	2,740,751	26.75	73,315	1.40%	4.61%	(5.44)%
VIP II Contrafund® Portfolio
2002	8,573,160	22.72	194,782	1.40%	0.88%	(10.62)%
2001	10,463,953	25.42	265,994	1.40%	0.85%	(13.48)%
Fidelity Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	4,584,591	11.95	54,786	1.40%	1.44%	(17.78)%
2001	5,388,110	14.54	78,343	1.40%	1.34%	(10.03)%
VIP III Growth Opportunities Portfolio
2002	2,675,446	8.25	22,072	1.40%	1.17%	(22.94)%
2001	3,701,867	10.70	39,610	1.40%	0.44%	(15.63)%
GE Investments Funds, Inc.:
Global Income Fund
2002	853,992	11.40	9,736	1.40%	0.88%	15.00%
2001	300,934	9.91	2,982	1.40%	0.00%	(3.06)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type II:		Unit Value	000s
Income Fund
2002	7,151,518	$12.98	$92,827	1.40%	3.97%	8.35%
2001	4,478,530	11.98	53,653	1.40%	5.68%	5.92%
International Equity Fund
2002	851,108	9.38	7,983	1.40%	0.95%	(24.90)%
2001	919,209	12.49	11,481	1.40%	0.91%	(21.97)%
Mid-Cap Value Equity Fund
2002	4,093,825	14.34	58,705	1.40%	0.84%	(14.97)%
2001	4,353,777	16.87	73,448	1.40%	0.86%	(1.09)%
Money Market Fund
2002	15,816,266	16.65	263,341	1.40%	1.49%	0.06%
2001	17,320,111	16.64	288,207	1.40%	3.80%	2.51%
Premier Growth Equity Fund
2002	2,588,994	7.66	19,832	1.40%	0.05%	(22.12)%
2001	2,201,591	9.83	21,642	1.40%	0.11%	(10.42)%
Real Estate Securities Fund
2002	1,999,763	20.53	41,055	1.40%	4.04%	(2.73)%
2001	2,007,545	21.11	42,379	1.40%	4.06%	10.27%
S&P 500® Index Fund
2002	6,766,704	34.40	232,775	1.40%	1.19%	(23.45)%
2001	8,557,014	44.94	384,552	1.40%	1.00%	(13.50)%
Total Return Fund
2002	1,912,451	32.28	61,734	1.40%	2.28%	(10.58)%
2001	2,104,312	36.10	75,966	1.40%	2.60%	(4.26)%
U.S. Equity Fund
2002	2,883,878	8.85	25,522	1.40%	0.92%	(20.39)%
2001	3,262,755	11.12	36,282	1.40%	0.77%	(9.76)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	1,312,915	6.75	8,862	1.40%	1.63%	(12.58)%
2001	1,149,638	7.73	8,887	1.40%	0.50%	(10.61)%
Goldman Sachs Mid Cap Value Fund
2002	6,570,451	11.21	73,655	1.40%	0.98%	(6.03)%
2001	5,607,364	11.93	66,896	1.40%	1.11%	10.48%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	4,077,179	16.82	68,578	1.40%	0.00%	(28.94)%
2001	5,965,824	23.67	141,211	1.40%	0.00%	(40.30)%
Balanced Portfolio
2002	13,294,385	20.26	269,344	1.40%	2.34%	(7.75)%
2001	15,654,099	21.96	343,764	1.40%	2.58%	(6.01)%
Capital Appreciation Portfolio
2002	5,208,969	16.64	86,677	1.40%	0.54%	(16.85)%
2001	7,276,570	20.02	145,677	1.40%	1.19%	(22.78)%
Flexible Income Portfolio
2002	3,912,422	16.26	63,616	1.40%	4.75%	8.93%
2001	3,772,527	14.93	56,324	1.40%	5.73%	6.22%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type II:		Unit Value	000s
Global Life Sciences Portfolio — Service Shares
2002	628,264	$6.52	$4,096	1.40%	0.00%	(30.54)%
2001	1,018,589	9.38	9,554	1.40%	0.00%	(17.93)%
Global Technology Portfolio — Service Shares
2002	1,165,738	2.45	2,856	1.40%	0.00%	(41.76)%
2001	1,801,374	4.21	7,584	1.40%	0.66%	(38.20)%
Growth Portfolio
2002	8,452,760	16.30	137,780	1.40%	0.00%	(27.54)%
2001	12,018,045	22.50	270,406	1.40%	0.06%	(25.79)%
International Growth Portfolio
2002	4,341,645	13.04	56,615	1.40%	0.83%	(26.63)%
2001	5,720,325	17.77	101,650	1.40%	1.00%	(24.32)%
Worldwide Growth Portfolio
2002	9,455,301	22.00	208,017	1.40%	0.82%	(26.54)%
2001	13,140,429	29.95	393,556	1.40%	0.45%	(23.53)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	2,011,156	30.19	60,717	1.40%	0.73%	(28.80)%
2001	2,697,267	42.40	114,364	1.40%	1.04%	(32.24)%
Oppenheimer Bond Fund/VA
2002	3,279,704	24.97	81,894	1.40%	7.18%	7.55%
2001	3,460,570	23.22	80,354	1.40%	6.48%	6.27%
Oppenheimer Capital Appreciation Fund/VA
2002	2,749,974	38.35	105,462	1.40%	0.66%	(27.88)%
2001	3,602,443	53.17	191,542	1.40%	0.65%	(13.81)%
Oppenheimer High Income Fund/VA
2002	2,202,687	28.55	62,887	1.40%	11.01%	(3.76)%
2001	2,829,310	29.67	83,946	1.40%	10.69%	0.54%
Oppenheimer Multiple Strategies Fund/VA
2002	1,361,408	27.95	38,051	1.40%	3.69%	(11.65)%
2001	1,710,953	31.63	54,117	1.40%	3.82%	0.78%
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio
2002	1,862,990	7.34	13,674	1.40%	0.00%	(31.40)%
2001	2,517,899	10.71	26,967	1.40%	0.00%	(41.31)%
PBHG Large Cap Portfolio
2002	1,537,642	11.76	18,083	1.40%	0.00%	(30.31)%
2001	2,370,270	16.88	40,010	1.40%	0.00%	(29.29)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	1,659,852	10.89	18,076	1.40%	1.07%	(24.13)%
2001	1,905,832	14.35	27,349	1.40%	0.84%	(5.50)%
Strategic Bond Fund
2002	1,801,349	12.13	21,850	1.40%	5.67%	7.32%
2001	1,168,074	11.30	13,199	1.40%	5.18%	5.42%
Total Return Fund
2002	751,396	10.13	7,612	1.40%	1.58%	(8.17)%
2001	598,880	11.03	6,606	1.40%	2.66%	(2.19)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	912,403	$5.63	$5,137	1.55%	0.00%	(25.53)%
2001	711,998	7.57	5,390	1.55%	0.00%	(24.48)%
AIM V.I. Growth Fund — Series I Shares
2002	432,922	4.47	1,935	1.55%	0.00%	(32.04)%
2001	256,780	6.58	1,690	1.55%	0.35%	(34.92)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	1,672,332	5.98	10,001	1.55%	0.37%	(31.34)%
2001	1,239,767	8.70	10,786	1.55%	0.23%	(13.92)%
The Alger American Fund:
Alger American Growth Portfolio
2002	6,996,520	6.01	42,049	1.55%	0.04%	(34.03)%
2001	9,699,706	9.11	88,364	1.55%	0.24%	(13.19)%
Alger American Small Capitalization Portfolio
2002	3,005,645	5.11	15,359	1.55%	0.00%	(27.37)%
2001	3,603,281	7.03	25,331	1.55%	0.05%	(30.61)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	2,996,376	8.04	24,091	1.55%	0.55%	(23.47)%
2001	2,101,249	10.51	22,084	1.55%	0.36%	(1.41)%
Premier Growth Portfolio — Class B
2002	1,384,298	5.47	7,572	1.55%	0.00%	(31.91)%
2001	970,931	8.04	7,806	1.55%	0.00%	(18.69)%
Quasar Portfolio — Class B
2002	188,770	6.05	1,142	1.55%	0.00%	(33.12)%
2001	158,564	9.04	1,433	1.55%	0.00%	(14.22)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	151,102	9.89	1,494	1.55%	0.95%	(2.02)%
2001	97,103	10.09	980	1.55%	1.74%	1.71%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	80,469	5.28	425	1.55%	0.24%	(30.05)%
2001	51,180	7.55	386	1.55%	0.08%	(23.78)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	1,980,630	7.84	15,528	1.55%	1.18%	(21.45)%
2001	2,224,709	9.98	22,203	1.55%	1.37%	(5.70)%
Federated High Income Bond Fund II — Primary Shares
2002	1,727,743	8.83	15,256	1.55%	11.14%	(0.18)%
2001	1,497,811	8.85	13,256	1.55%	9.75%	(0.20)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
Federated High Income Bond Fund II — Service Shares
2002	774,123	$9.94	$7,695	1.55%	8.49%	(0.33)%
2001	309,175	9.96	3,079	1.55%	3.47%	(0.20)%
Federated International Small Company Fund II
2002	109,299	5.66	619	1.55%	0.00%	(18.76)%
2001	60,091	6.97	419	1.55%	0.00%	(31.10)%
Federated Utility Fund II
2002	812,332	5.95	4,833	1.55%	5.74%	(25.13)%
2001	988,491	7.95	7,859	1.55%	3.45%	(15.06)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	7,065,062	8.70	61,466	1.55%	1.83%	(18.23)%
2001	6,973,887	10.64	74,202	1.55%	1.75%	(6.43)%
VIP Equity-Income Portfolio — Service Class 2
2002	2,476,360	7.99	19,786	1.55%	1.20%	(18.43)%
2001	1,400,128	9.80	13,721	1.55%	0.22%	(6.70)%
VIP Growth Portfolio
2002	8,672,752	6.22	53,945	1.55%	0.28%	(31.19)%
2001	12,207,225	9.04	110,353	1.55%	0.09%	(18.93)%
VIP Growth Portfolio — Service Class 2
2002	1,648,860	5.47	9,019	1.55%	0.12%	(31.38)%
2001	1,258,983	7.97	10,034	1.55%	0.02%	(19.15)%
VIP Overseas Portfolio
2002	945,528	6.70	6,335	1.55%	0.78%	(21.51)%
2001	1,013,208	8.53	8,643	1.55%	5.60%	(22.40)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	1,627,929	8.67	14,114	1.55%	4.25%	(10.14)%
2001	1,657,965	9.65	15,999	1.55%	4.61%	(5.58)%
VIP II Contrafund® Portfolio
2002	8,850,693	8.33	73,726	1.55%	0.88%	(10.75)%
2001	9,684,799	9.33	90,359	1.55%	0.85%	(13.61)%
VIP II Contrafund® Portfolio — Service Class 2
2002	1,678,407	7.90	13,259	1.55%	0.58%	(11.00)%
2001	1,052,251	8.87	9,333	1.55%	0.22%	(13.83)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	3,699,391	7.48	27,671	1.55%	1.44%	(17.90)%
2001	4,216,916	9.11	38,416	1.55%	1.34%	(10.17)%
VIP III Growth & Income Portfolio — Service Class 2
2002	725,106	7.35	5,330	1.55%	1.15%	(18.13)%
2001	500,280	8.98	4,493	1.55%	0.37%	(10.42)%
VIP III Growth Opportunities Portfolio
2002	1,667,785	5.48	9,139	1.55%	1.17%	(23.06)%
2001	2,034,188	7.12	14,483	1.55%	0.44%	(15.75)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
VIP III Mid Cap Portfolio — Service Class 2
2002	1,420,253	$9.09	$12,910	1.55%	0.67%	(11.42)%
2001	923,291	10.26	9,473	1.55%	0.00%	(5.02)%
GE Investments Funds, Inc.:
Income Fund
2002	5,417,568	12.11	65,607	1.55%	3.97%	8.19%
2001	2,019,964	11.20	22,624	1.55%	5.68%	5.76%
International Equity Fund
2002	833,396	6.20	5,167	1.55%	0.95%	(25.01)%
2001	707,187	8.27	5,848	1.55%	0.91%	(22.09)%
Mid-Cap Value Equity Fund
2002	5,163,925	9.99	51,588	1.55%	0.84%	(15.10)%
2001	4,911,126	11.77	57,804	1.55%	0.86%	(1.24)%
Money Market Fund
2002	20,588,287	11.03	227,089	1.55%	1.49%	(0.10)%
2001	22,228,201	11.04	245,399	1.55%	3.80%	2.35%
Premier Growth Equity Fund
2002	4,161,689	7.62	31,712	1.55%	0.05%	(22.24)%
2001	4,926,747	9.79	48,233	1.55%	0.11%	(10.55)%
Real Estate Securities Fund
2002	1,496,540	13.92	20,832	1.55%	4.04%	(2.87)%
2001	1,162,740	14.33	16,662	1.55%	4.06%	10.10%
S&P 500® Index Fund
2002	15,768,039	6.82	107,538	1.55%	1.19%	(23.57)%
2001	17,208,862	8.92	153,503	1.55%	1.00%	(13.63)%
Small-Cap Value Equity Fund
2002	1,059,252	10.23	10,836	1.55%	0.31%	(15.19)%
2001	764,830	12.06	9,224	1.55%	0.81%	8.26%
Total Return Fund
2002	2,969,218	9.65	28,653	1.55%	2.28%	(10.72)%
2001	3,102,244	10.81	33,535	1.55%	2.60%	(4.40)%
U.S. Equity Fund
2002	3,959,667	8.10	32,073	1.55%	0.97%	(20.51)%
2001	3,528,046	10.19	35,951	1.55%	0.77%	(9.90)%
Value Equity Fund
2002	662,957	7.45	4,939	1.55%	1.11%	(18.84)%
2001	375,400	9.18	3,446	1.55%	1.09%	(10.17)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	987,170	7.63	7,532	1.55%	1.63%	(12.71)%
2001	831,759	8.74	7,270	1.55%	0.50%	(10.75)%
Goldman Sachs Mid Cap Value Fund
2002	4,634,645	13.38	62,012	1.55%	0.98%	(6.17)%
2001	4,778,066	14.26	68,135	1.55%	1.11%	10.31%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	6,608,676	5.95	39,322	1.55%	0.00%	(29.05)%
2001	9,149,067	8.38	76,669	1.55%	0.00%	(40.40)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
Aggressive Growth Portfolio — Service Shares
2002	659,720	$4.16	$2,744	1.55%	0.00%	(29.23)%
2001	595,649	5.88	3,502	1.55%	0.00%	(40.53)%
Balanced Portfolio
2002	12,992,438	9.92	128,885	1.55%	2.34%	(7.89)%
2001	14,470,083	10.78	155,987	1.55%	2.58%	(6.15)%
Balanced Portfolio — Service Shares
2002	2,496,532	8.79	21,945	1.55%	2.24%	(8.12)%
2001	1,718,954	9.57	16,450	1.55%	2.33%	(6.38)%
Capital Appreciation Portfolio
2002	8,929,956	7.77	69,386	1.55%	0.54%	(16.98)%
2001	12,492,110	9.36	116,926	1.55%	1.19%	(22.89)%
Capital Appreciation Portfolio — Service Shares
2002	733,417	6.45	4,731	1.55%	0.31%	(17.23)%
2001	543,083	7.79	4,231	1.55%	0.96%	(23.05)%
Flexible Income Portfolio
2002	2,507,313	12.03	30,163	1.55%	4.75%	8.77%
2001	2,013,676	11.06	22,271	1.55%	5.73%	6.06%
Global Life Sciences Portfolio — Service Shares
2002	830,680	6.49	5,391	1.55%	0.00%	(30.64)%
2001	1,091,617	9.36	10,218	1.55%	0.00%	(18.05)%
Global Technology Portfolio — Service Shares
2002	1,683,152	2.44	4,107	1.55%	0.00%	(41.85)%
2001	2,037,391	4.20	8,557	1.55%	0.66%	(38.29)%
Growth Portfolio
2002	11,016,827	6.07	66,872	1.55%	0.00%	(27.65)%
2001	15,640,723	8.39	131,226	1.55%	0.06%	(25.91)%
Growth Portfolio — Service Shares
2002	904,504	5.19	4,694	1.55%	0.00%	(27.86)%
2001	839,635	7.20	6,045	1.55%	0.21%	(26.07)%
International Growth Portfolio
2002	3,184,335	7.84	24,965	1.55%	0.83%	(26.74)%
2001	4,093,422	10.70	43,800	1.55%	1.00%	(24.43)%
International Growth Portfolio — Service Shares
2002	569,029	5.51	3,135	1.55%	0.90%	(26.91)%
2001	484,214	7.54	3,651	1.55%	0.80%	(24.62)%
Worldwide Growth Portfolio
2002	8,491,439	7.10	60,289	1.55%	0.82%	(26.66)%
2001	11,168,696	9.69	108,225	1.55%	0.45%	(23.64)%
Worldwide Growth Portfolio — Service Shares
2002	981,626	5.55	5,448	1.55%	0.61%	(26.86)%
2001	793,669	7.58	6,016	1.55%	0.31%	(23.82)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	700,945	5.24	3,673	1.55%	0.00%	(28.84)%
2001	546,216	7.37	4,026	1.55%	0.05%	(26.00)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
MFS® Investors Trust Series — Service Class Shares
2002	574,565	$6.49	$3,729	1.55%	0.44%	(22.37)%
2001	414,666	8.37	3,471	1.55%	0.18%	(17.41)%
MFS® New Discovery Series — Service Class Shares
2002	695,512	6.65	4,625	1.55%	0.00%	(32.86)%
2001	422,279	9.90	4,181	1.55%	0.00%	(6.73)%
MFS® Utilities Series — Service Class Shares
2002	817,699	5.90	4,824	1.55%	2.45%	(24.09)%
2001	527,906	7.77	4,102	1.55%	1.56%	(25.62)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	2,524,137	7.22	18,224	1.55%	0.73%	(28.91)%
2001	3,160,573	10.16	32,111	1.55%	1.04%	(32.34)%
Oppenheimer Bond Fund/VA
2002	3,144,719	11.51	36,196	1.55%	7.18%	7.39%
2001	2,996,459	10.72	32,122	1.55%	6.48%	6.11%
Oppenheimer Capital Appreciation Fund/VA
2002	4,572,961	8.06	36,858	1.55%	0.66%	(27.99)%
2001	5,813,569	11.19	65,054	1.55%	0.65%	(13.94)%
Oppenheimer Global Securities Fund/VA — Service Shares
2002	1,234,629	7.04	8,692	1.55%	0.39%	(23.57)%
2001	797,433	9.21	7,344	1.55%	0.15%	(13.54)%
Oppenheimer High Income Fund/VA
2002	2,032,332	9.23	18,758	1.55%	11.01%	(3.90)%
2001	1,565,613	9.61	15,046	1.55%	10.69%	0.38%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	1,058,564	7.06	7,473	1.55%	0.57%	(20.29)%
2001	684,833	8.85	6,061	1.55%	0.17%	(11.67)%
Oppenheimer Multiple Strategies Fund/VA
2002	1,634,137	10.19	16,652	1.55%	3.69%	(11.79)%
2001	1,253,764	11.55	14,481	1.55%	3.82%	0.63%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	267,370	11.58	3,096	1.55%	3.57%	6.52%
2001	143,308	10.87	1,558	1.55%	3.00%	5.92%
High Yield Portfolio — Administrative Class Shares
2002	1,311,594	9.91	12,998	1.55%	8.21%	(2.72)%
2001	561,545	10.19	5,722	1.55%	6.66%	0.76%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	1,989,035	12.53	24,923	1.55%	7.19%	15.76%
2001	783,091	10.82	8,473	1.55%	4.04%	4.21%
Total Return Portfolio — Administrative Class Shares
2002	3,335,980	11.69	38,998	1.55%	4.44%	7.38%
2001	1,441,065	10.89	15,693	1.55%	3.84%	6.69%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
The Prudential Series Fund, Inc.:
Jennison Portfolio — Class II Shares
2002	4,765	$5.95	$28	1.55%	0.00%	(32.23)%
2001	4,587	8.78	40	1.55%	0.00%	(22.65)%
SP Jennison International Growth Portfolio — Class II Shares
2002	2,205	5.64	12	1.55%	0.00%	(24.03)%
2001	2,313	7.43	17	1.55%	0.00%	(38.62)%
SP U.S. Emerging Growth Portfolio — Class II Shares
2002	9,695	5.89	57	1.55%	0.00%	(33.46)%
2001	9,251	8.86	82	1.55%	0.00%	(9.67)%
Rydex Variable Trust:
OTC Fund
2002	374,080	3.36	1,257	1.55%	0.00%	(39.80)%
2001	236,367	5.58	1,319	1.55%	0.00%	(36.19)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	2,548,468	8.91	22,707	1.55%	1.07%	(24.24)%
2001	2,548,515	11.76	29,971	1.55%	0.84%	(5.64)%
Strategic Bond Fund
2002	1,631,536	11.80	19,252	1.55%	5.67%	7.16%
2001	1,091,102	11.01	12,013	1.55%	5.18%	5.26%
Total Return Fund
2002	929,915	9.43	8,769	1.55%	1.58%	(8.31)%
2001	780,272	10.29	8,029	1.55%	2.66%	(2.34)%
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	31,822	8.04	256	1.55%	0.00%	(20.68)%
2001	—	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares
2002	13,078	7.26	95	1.55%	0.00%	(33.70)%
2001	—	—	—	—	—	—

Type IV:
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	70,462	5.63	397	1.60%	0.00%	(25.57)%
2001	80,573	7.56	609	1.60%	0.00%	(24.51)%
AIM V.I. Growth Fund — Series I Shares
2002	31,521	4.46	141	1.60%	0.00%	(32.08)%
2001	29,164	6.57	192	1.60%	0.35%	(34.95)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	155,557	5.97	929	1.60%	1.37%	(31.37)%
2001	165,666	8.70	1,441	1.60%	0.23%	(13.97)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type IV:		Unit Value	000s
The Alger American Fund:
Alger American Growth Portfolio
2002	936,757	$5.70	$5,340	1.60%	0.04%	(34.06)%
2001	1,392,133	8.64	12,028	1.60%	0.24%	(13.23)%
Alger American Small Capitalization Portfolio
2002	368,144	4.94	1,819	1.60%	0.00%	(27.40)%
2001	528,445	6.81	3,599	1.60%	0.05%	(30.65)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	471,081	8.03	3,783	1.60%	0.55%	(23.51)%
2001	340,210	10.50	3,572	1.60%	0.36%	(1.46)%
Premier Growth Portfolio — Class B
2002	73,936	5.47	404	1.60%	0.00%	(31.95)%
2001	68,468	8.03	550	1.60%	0.00%	(18.73)%
Quasar Portfolio — Class B
2002	4,615	6.04	28	1.60%	0.00%	(33.15)%
2001	2,245	9.03	20	1.60%	0.00%	(14.26)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	44,620	9.88	441	1.60%	0.95%	(2.07)%
2001	64,379	10.09	650	1.60%	1.74%	1.66%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	12,416	5.28	66	1.60%	0.24%	(30.08)%
2001	21,440	7.55	162	1.60%	0.08%	(23.82)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	218,794	7.02	1,536	1.60%	1.18%	(21.49)%
2001	397,695	8.94	3,555	1.60%	1.37%	(5.75)%
Federated High Income Bond Fund II — Primary Shares
2002	141,307	8.57	1,211	1.60%	11.14%	(0.23)%
2001	197,752	8.59	1,699	1.60%	9.75%	(0.25)%
Federated High Income Bond Fund II — Service Shares
2002	115,436	9.93	1,146	1.60%	8.49%	(0.38)%
2001	45,977	9.96	458	1.60%	3.47%	(0.25)%
Federated International Small Company Fund II
2002	6,379	5.65	36	1.60%	0.00%	(18.80)%
2001	16,924	6.96	118	1.60%	0.00%	(31.14)%
Federated Utility Fund II
2002	100,284	5.68	570	1.60%	5.74%	(25.16)%
2001	129,702	7.59	984	1.60%	3.45%	(15.11)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	835,392	7.60	6,349	1.60%	1.83%	(18.27)%
2001	917,825	9.30	8,536	1.60%	1.75%	(6.48)%
VIP Equity-Income Portfolio — Service Class 2
2002	367,278	7.98	2,931	1.60%	1.20%	(18.48)%
2001	124,443	9.79	1,218	1.60%	0.22%	(6.75)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type IV:		Unit Value	000s
VIP Growth Portfolio
2002	697,045	$6.02	$4,196	1.60%	0.28%	(31.22)%
2001	1,048,860	8.76	9,188	1.60%	0.09%	(18.97)%
VIP Growth Portfolio — Service Class 2
2002	282,662	5.46	1,543	1.60%	0.12%	(31.41)%
2001	272,129	7.97	2,169	1.60%	0.02%	(19.19)%
VIP Overseas Portfolio
2002	87,301	6.33	553	1.60%	0.78%	(21.55)%
2001	179,907	8.07	1,452	1.60%	5.60%	(22.43)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	150,830	8.47	1,278	1.60%	4.25%	(10.19)%
2001	220,652	9.43	2,081	1.60%	4.61%	(5.63)%
VIP II Contrafund® Portfolio
2002	985,297	7.99	7,873	1.60%	0.88%	(10.80)%
2001	1,229,421	8.96	11,016	1.60%	0.85%	(13.65)%
VIP II Contrafund® Portfolio — Service Class 2
2002	229,420	7.89	1,810	1.60%	0.58%	(11.05)%
2001	215,181	8.87	1,909	1.60%	0.22%	(13.88)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	458,068	7.01	3,211	1.60%	1.44%	(17.95)%
2001	607,616	8.54	5,189	1.60%	1.34%	(10.21)%
VIP III Growth & Income Portfolio — Service Class 2
2002	66,265	7.34	486	1.60%	1.15%	(18.17)%
2001	103,917	8.97	932	1.60%	0.37%	(10.47)%
VIP III Growth Opportunities Portfolio
2002	204,162	5.22	1,066	1.60%	1.17%	(23.09)%
2001	268,664	6.79	1,824	1.60%	0.44%	(15.80)%
VIP III Mid Cap Portfolio — Service Class 2
2002	184,618	9.08	1,676	1.60%	0.67%	(11.46)%
2001	82,604	10.26	848	1.60%	0.00%	(5.06)%
GE Investments Funds, Inc.:
Income Fund
2002	814,908	12.19	9,934	1.60%	3.97%	8.13%
2001	257,747	11.27	2,905	1.60%	5.68%	5.70%
International Equity Fund
2002	103,984	6.08	632	1.60%	0.95%	(25.05)%
2001	121,898	8.11	989	1.60%	0.91%	(22.13)%
Mid-Cap Value Equity Fund
2002	524,430	8.68	4,552	1.60%	0.84%	(15.14)%
2001	532,256	10.22	5,440	1.60%	0.86%	(1.29)%
Money Market Fund
2002	3,714,284	10.92	40,560	1.60%	1.49%	(0.15)%
2001	4,564,152	10.94	49,932	1.60%	3.80%	2.30%
Premier Growth Equity Fund
2002	482,041	7.60	3,664	1.60%	0.05%	(22.28)%
2001	419,925	9.78	4,107	1.60%	0.11%	(10.60)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type IV:		Unit Value	000s
Real Estate Securities Fund
2002	103,220	$12.71	$1,312	1.60%	4.04%	(2.92)%
2001	93,831	13.10	1,229	1.60%	4.06%	10.04%
S&P 500® Index Fund
2002	1,905,073	6.35	12,097	1.60%	1.19%	(23.61)%
2001	2,084,126	8.32	17,340	1.60%	1.00%	(13.68)%
Small-Cap Value Equity Fund
2002	192,153	10.22	1,964	1.60%	0.31%	(15.23)%
2001	108,992	12.05	1,313	1.60%	0.81%	8.20%
Total Return Fund
2002	298,082	9.25	2,757	1.60%	2.28%	(10.76)%
2001	372,552	10.36	3,860	1.60%	2.60%	(4.45)%
U.S. Equity Fund
2002	425,255	7.38	3,138	1.60%	0.92%	(20.55)%
2001	313,046	9.29	2,908	1.60%	0.77%	(9.94)%
Value Equity Fund
2002	261,674	7.44	1,947	1.60%	1.11%	(18.88)%
2001	118,284	9.17	1,085	1.60%	1.09%	(10.22)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	142,990	6.95	994	1.60%	1.63%	(12.76)%
2001	173,565	7.97	1,383	1.60%	0.50%	(10.79)%
Goldman Sachs Mid Cap Value Fund
2002	411,894	11.85	4,881	1.60%	0.98%	(6.22)%
2001	436,048	12.64	5,512	1.60%	1.11%	10.25%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	867,195	5.12	4,440	1.60%	0.00%	(29.09)%
2001	1,217,251	7.22	8,789	1.60%	0.00%	(40.43)%
Aggressive Growth Portfolio — Service Shares
2002	70,678	4.16	294	1.60%	0.00%	(29.27)%
2001	46,629	5.88	274	1.60%	0.00%	(40.56)%
Balanced Portfolio
2002	1,087,532	9.40	10,223	1.60%	2.34%	(7.94)%
2001	1,591,602	10.21	16,250	1.60%	2.58%	(6.20)%
Balanced Portfolio — Service Shares
2002	337,154	8.79	2,964	1.60%	2.24%	(8.17)%
2001	236,619	9.57	2,264	1.60%	2.33%	(6.43)%
Capital Appreciation Portfolio
2002	839,663	6.80	5,710	1.60%	0.54%	(17.02)%
2001	1,245,067	8.20	10,210	1.60%	1.19%	(22.93)%
Capital Appreciation Portfolio — Service Shares
2002	91,023	6.44	586	1.60%	0.31%	(17.27)%
2001	96,923	7.79	755	1.60%	0.96%	(23.09)%
Flexible Income Portfolio
2002	265,752	11.94	3,173	1.60%	4.75%	8.71%
2001	200,610	10.98	2,203	1.60%	5.73%	6.01%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type IV:		Unit Value	000s
Global Life Sciences Portfolio — Service Shares
2002	64,305	$6.48	$417	1.60%	0.00%	(30.68)%
2001	154,798	9.35	1,447	1.60%	0.00%	(18.09)%
Global Technology Portfolio — Service Shares
2002	291,205	2.44	711	1.60%	0.00%	(41.88)%
2001	275,684	4.19	1,155	1.60%	0.66%	(38.33)%
Growth Portfolio
2002	1,174,963	5.75	6,756	1.60%	0.00%	(27.69)%
2001	1,819,775	7.96	14,485	1.60%	0.06%	(25.95)%
Growth Portfolio — Service Shares
2002	85,220	5.19	442	1.60%	0.00%	(27.89)%
2001	121,973	7.19	877	1.60%	0.21%	(26.11)%
International Growth Portfolio
2002	565,435	7.76	4,388	1.60%	0.83%	(26.77)%
2001	784,857	10.60	8,319	1.60%	1.00%	(24.47)%
International Growth Portfolio — Service Shares
2002	49,363	5.50	271	1.60%	0.90%	(26.95)%
2001	48,624	7.53	366	1.60%	0.80%	(24.66)%
Worldwide Growth Portfolio
2002	1,045,267	6.95	7,265	1.60%	0.82%	(26.69)%
2001	1,487,500	9.48	14,101	1.60%	0.45%	(23.68)%
Worldwide Growth Portfolio — Service Shares
2002	158,083	5.54	876	1.60%	0.61%	(26.90)%
2001	227,777	7.58	1,727	1.60%	0.31%	(23.86)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	120,571	5.24	632	1.60%	0.00%	(28.87)%
2001	84,171	7.36	619	1.60%	0.05%	(26.04)%
MFS® Investors Trust Series — Service Class Shares
2002	93,687	6.49	608	1.60%	0.44%	(22.41)%
2001	61,876	8.36	517	1.60%	0.18%	(17.45)%
MFS® New Discovery Series — Service Class Shares
2002	61,553	6.64	409	1.60%	0.00%	(32.89)%
2001	67,674	9.90	670	1.60%	0.00%	(6.78)%
MFS® Utilities Series — Service Class Shares
2002	45,786	5.89	270	1.60%	2.45%	(24.13)%
2001	41,040	7.76	318	1.60%	1.56%	(25.66)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	246,315	6.75	1,663	1.60%	0.73%	(28.95)%
2001	337,019	9.50	3,202	1.60%	1.04%	(32.37)%
Oppenheimer Bond Fund/VA
2002	244,092	11.57	2,824	1.60%	7.18%	7.34%
2001	290,069	10.78	3,127	1.60%	6.48%	6.06%
Oppenheimer Capital Appreciation Fund/VA
2002	575,596	7.76	4,467	1.60%	0.66%	(28.03)%
2001	735,051	10.78	7,924	1.60%	0.65%	(13.98)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type IV:		Unit Value	000s
Oppenheimer Global Securities Fund/VA — Service Shares
2002	236,062	$7.03	$1,660	1.60%	0.39%	(23.61)%
2001	86,595	9.20	797	1.60%	0.15%	(13.59)%
Oppenheimer High Income Fund/VA
2002	194,552	8.92	1,735	1.60%	11.01%	(3.95)%
2001	178,281	9.28	1,654	1.60%	10.69%	0.33%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	176,987	7.05	1,248	1.60%	0.57%	(20.33)%
2001	140,805	8.84	1,245	1.60%	0.17%	(11.72)%
Oppenheimer Multiple Strategies Fund/VA
2002	128,522	9.50	1,221	1.60%	3.69%	(11.83)%
2001	190,985	10.77	2,057	1.60%	3.82%	0.58%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	21,171	11.56	245	1.60%	3.57%	6.46%
2001	23,078	10.86	251	1.60%	3.00%	5.87%
High Yield Portfolio — Administrative Class Shares
2002	87,630	9.90	868	1.60%	8.21%	(2.77)%
2001	67,250	10.18	685	1.60%	6.66%	0.71%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	249,990	12.51	3,127	1.60%	7.19%	15.71%
2001	132,087	10.81	1,428	1.60%	4.04%	4.16%
Total Return Portfolio — Administrative Class Shares
2002	807,952	11.68	9,437	1.60%	4.44%	7.33%
2001	397,634	10.88	4,326	1.60%	3.84%	6.63%
Rydex Variable Trust:
OTC Fund
2002	58,597	3.36	197	1.60%	0.00%	(39.83)%
2001	18,702	5.58	104	1.60%	0.00%	(36.22)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	219,643	8.07	1,773	1.60%	1.07%	(24.28)%
2001	239,512	10.65	2,551	1.60%	0.84%	(5.69)%
Strategic Bond Fund
2002	208,102	11.68	2,431	1.60%	5.67%	7.10%
2001	118,221	10.90	1,289	1.60%	5.18%	5.20%
Total Return Fund
2002	65,454	9.11	596	1.60%	1.58%	(8.36)%
2001	49,020	9.94	487	1.60%	2.66%	(2.39)%
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	36,666	8.04	295	1.60%	0.00%	(20.72)%
2001	—	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares
2002	1,249	7.26	9	1.60%	0.00%	(33.73)%
2001	—	—	—	—	—	—

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type V:	Units	Unit Value	000s
AIM Variable Insurance Funds:
AIM V.I. Aggressive Growth Fund — Series I Shares
2002	352	$5.24	$2	0.75%	0.00%	(23.24)%
2001	1,322	6.83	9	0.75%	0.00%	(26.62)%
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	451	4.75	2	0.75%	0.00%	(24.92)%
2001	1,177	6.33	7	0.75%	0.00%	(23.86)%
AIM V.I. Capital Development Fund — Series I Shares
2002	623	7.56	5	0.75%	0.00%	(21.95)%
2001	506	9.68	5	0.75%	0.00%	(8.78)%
AIM V.I. Core Equity Fund — Series I Shares
2002	240	5.84	1	0.75%	0.72%	(16.22)%
2001	39	6.97	0	0.75%	0.00%	(23.43)%
AIM V.I. Global Utilities Fund — Series I Shares
2002	300	5.08	2	0.75%	3.97%	(26.09)%
2001	153	6.87	1	0.75%	1.21%	(28.48)%
AIM V.I. Government Securities Fund — Series I Shares
2002	126,953	12.01	1,525	0.75%	0.12%	8.77%
2001	822	11.05	9	0.75%	4.33%	4.87%
AIM V.I. New Technology Fund — Series I Shares
2002	3,740	1.90	7	0.75%	0.00%	(45.54)%
2001	15,314	3.49	53	0.75%	8.48%	(47.86)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Overseas Portfolio
2002	586	5.49	3	0.75%	0.78%	(20.88)%
2001	—	—	—	—	—	—
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	2,279	7.42	17	0.75%	1.44%	(17.24)%
2001	6,651	8.97	60	0.75%	1.34%	(9.44)%
VIP III Growth Opportunities Portfolio
2002	251	5.85	1	0.75%	1.17%	(22.43)%
2001	194	7.54	1	0.75%	0.44%	(15.07)%
VIP III Mid Cap Portfolio
2002	3,180	9.49	30	0.75%	0.98%	(10.50)%
2001	2,055	10.60	22	0.75%	0.00%	(3.94)%
GE Investments Funds, Inc.:
Income Fund
2002	3,525	12.28	43	0.75%	3.97%	9.06%
2001	3,905	11.26	44	0.75%	5.68%	6.62%
International Equity Fund
2002	1,579	5.25	8	0.75%	0.95%	(24.40)%
2001	—	—	—	—	—	—

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type V:	Units	Unit Value	000s
Mid-Cap Value Equity Fund
2002	1,841	$9.43	$17	0.75%	0.84%	(14.41)%
2001	2,066	11.02	23	0.75%	0.86%	(0.43)%
Money Market Fund
2002	3,495,756	1.06	3,706	0.75%	1.49%	0.71%
2001	1,890,168	1.06	2,004	0.75%	3.80%	3.19%
Premier Growth Equity Fund
2002	10,053	6.86	69	0.75%	0.05%	(21.61)%
2001	207	8.75	2	0.75%	0.11%	(9.82)%
Real Estate Securities Fund
2002	8,225	11.55	95	0.75%	4.04%	(2.09)%
2001	3,236	11.79	38	0.75%	4.06%	10.99%
S&P 500® Index Fund
2002	24,977	6.16	154	0.75%	1.19%	(22.95)%
2001	6,754	8.00	54	0.75%	1.00%	(12.93)%
Total Return Fund
2002	7,330	8.86	65	0.75%	2.28%	(9.99)%
2001	—	—	—	—	—	—
U.S. Equity Fund
2002	5,033	7.24	36	0.75%	0.92%	(19.87)%
2001	4,772	9.04	43	0.75%	0.77%	(9.16)%
Janus Aspen Series:
Capital Appreciation Portfolio
2002	462	5.59	3	0.75%	0.54%	(16.30)%
2001	649	6.67	4	0.75%	1.19%	(22.26)%
Core Equity Portfolio
2002	332	6.71	2	0.75%	0.35%	(18.88)%
2001	287	8.27	2	0.75%	1.02%	(12.42)%
Flexible Income Portfolio
2002	46,091	12.20	562	0.75%	4.75%	9.65%
2001	941	11.13	10	0.75%	5.73%	6.93%
International Growth Portfolio
2002	683	4.71	3	0.75%	0.83%	(26.14)%
2001	320	6.38	2	0.75%	1.00%	(23.81)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VI:	Units	Unit Value	000s
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	1,662,052	$4.60	$7,645	1.50%	0.00%	(25.49)%
2001	1,178,042	6.17	7,269	1.50%	0.00%	(24.44)%
AIM V.I. Growth Fund — Series I Shares
2002	1,259,858	3.33	4,195	1.50%	0.00%	(32.01)%
2001	860,251	4.90	4,215	1.50%	0.35%	(34.88)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	2,944,086	5.02	14,779	1.50%	0.37%	(31.31)%
2001	2,168,360	7.31	15,851	1.50%	0.23%	(13.88)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	5,560,666	8.11	45,097	1.50%	0.55%	(23.43)%
2001	2,564,812	10.59	27,161	1.50%	0.36%	(1.36)%
Premier Growth Portfolio — Class B
2002	2,672,956	4.45	11,895	1.50%	0.00%	(31.88)%
2001	2,070,574	6.53	13,521	1.50%	0.00%	(18.65)%
Quasar Portfolio — Class B
2002	441,575	4.98	2,199	1.50%	0.00%	(33.09)%
2001	332,400	7.44	2,473	1.50%	0.00%	(14.18)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	436,606	7.30	3,187	1.50%	0.95%	(1.98)%
2001	150,127	7.45	1,118	1.50%	1.74%	1.76%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	818,129	4.60	3,763	1.50%	0.24%	(30.01)%
2001	675,418	6.57	4,437	1.50%	0.08%	(23.74)%
Federated Insurance Series:
Federated High Income Bond Fund II — Service Shares
2002	809,652	9.18	7,433	1.50%	8.49%	(0.29)%
2001	267,415	9.19	2,458	1.50%	3.47%	(0.15)%
Federated International Small Company Fund II
2002	379,708	4.70	1,785	1.50%	0.00%	(18.72)%
2001	111,247	5.78	643	1.50%	0.00%	(31.07)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio — Service Class 2
2002	2,766,772	8.41	23,269	1.50%	1.20%	(18.40)%
2001	1,247,800	10.31	12,865	1.50%	0.22%	(6.66)%
VIP Growth Portfolio — Service Class 2
2002	3,350,454	4.66	15,613	1.50%	0.12%	(31.34)%
2001	1,934,977	6.79	13,138	1.50%	0.02%	(19.11)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VI:	Units	Unit Value	000s
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Contrafund® Portfolio — Service Class 2
2002	2,682,748	$7.20	$19,316	1.50%	0.58%	(10.96)%
2001	1,382,517	8.08	11,171	1.50%	0.22%	(13.79)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio — Service Class 2
2002	1,005,224	7.18	7,218	1.50%	1.15%	(18.09)%
2001	566,471	8.76	4,962	1.50%	0.37%	(10.38)%
VIP III Mid Cap Portfolio — Service Class 2
2002	3,315,853	9.02	29,909	1.50%	0.67%	(11.38)%
2001	1,749,762	10.18	17,813	1.50%	0.00%	(4.97)%
Franklin Templeton Variable Insurance Products Trust:
Templeton Global Asset Allocation Fund — Class 2 Shares
2002	374	10.09	4	1.50%	0.00%	(0.94)%
2001	—	—	—	—	—	—
GE Investments Funds, Inc.:
Income Fund
2002	518,423	10.64	5,516	1.50%	3.97%	8.24%
2001	—	—	—	—	—	—
Mid-Cap Value Equity Fund
2002	2,414,851	9.43	22,772	1.50%	0.84%	(15.06)%
2001	952,179	11.10	10,569	1.50%	0.86%	(1.19)%
Money Market Fund
2002	4,808,269	10.48	50,391	1.50%	1.49%	(0.05)%
2001	2,491,737	10.49	26,138	1.50%	3.80%	2.40%
Premier Growth Equity Fund
2002	1,851,265	6.58	12,181	1.50%	0.05%	(22.20)%
2001	679,903	8.46	5,752	1.50%	0.11%	(10.51)%
S&P 500® Index Fund
2002	6,212,679	5.98	37,152	1.50%	1.19%	(23.53)%
2001	3,034,072	7.82	23,726	1.50%	1.00%	(13.59)%
Small-Cap Value Equity Fund
2002	1,979,892	10.45	20,690	1.50%	0.31%	(15.15)%
2001	603,771	12.31	7,432	1.50%	0.81%	8.31%
U.S. Equity Fund
2002	1,679,606	7.06	11,858	1.50%	0.92%	(20.48)%
2001	596,270	8.87	5,289	1.50%	0.77%	(9.85)%
Value Equity Fund
2002	886,780	7.25	6,429	1.50%	1.11%	(18.80)%
2001	321,742	8.93	2,873	1.50%	1.09%	(10.13)%
Janus Aspen Series:
Aggressive Growth Portfolio — Service Shares
2002	2,245,993	2.80	6,289	1.50%	0.00%	(29.20)%
2001	1,979,779	3.96	7,840	1.50%	0.00%	(40.50)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VI:	Units	Unit Value	000s
Balanced Portfolio — Service Shares
2002	4,985,061	$8.28	$41,276	1.50%	2.24%	(8.07)%
2001	2,682,847	9.01	24,172	1.50%	2.33%	(6.34)%
Capital Appreciation Portfolio — Service Shares
2002	1,974,833	5.39	10,644	1.50%	0.31%	(17.19)%
2001	1,732,144	6.50	11,259	1.50%	0.96%	(23.01)%
Global Life Sciences Portfolio — Service Shares
2002	559,790	6.10	3,415	1.50%	0.00%	(30.61)%
2001	490,003	8.79	4,307	1.50%	0.00%	(18.01)%
Global Technology Portfolio — Service Shares
2002	1,071,043	2.39	2,560	1.50%	0.00%	(41.82)%
2001	972,418	4.11	3,997	1.50%	0.66%	(38.26)%
Growth Portfolio — Service Shares
2002	2,035,353	4.45	9,057	1.50%	0.00%	(27.82)%
2001	1,965,673	6.16	12,109	1.50%	0.21%	(26.03)%
International Growth Portfolio — Service Shares
2002	1,779,820	4.47	7,956	1.50%	0.90%	(26.87)%
2001	1,007,056	6.11	6,153	1.50%	0.80%	(24.59)%
Worldwide Growth Portfolio — Service Shares
2002	2,503,755	4.56	11,417	1.50%	0.61%	(26.82)%
2001	2,117,193	6.23	13,190	1.50%	0.31%	(23.79)%
J.P. Morgan Series Trust II:
Bond Portfolio
2002	378	10.19	4	1.50%	0.00%	1.84%
2001	—	—	—	—	—	—
Mid Cap Value Portfolio
2002	368	10.16	4	1.50%	0.00%	1.55%
2001	—	—	—	—	—	—
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	2,157,083	4.74	10,225	1.50%	0.00%	(28.80)%
2001	1,370,095	6.66	9,125	1.50%	0.05%	(25.97)%
MFS® Investors Trust Series — Service Class Shares
2002	1,008,165	6.32	6,372	1.50%	0.44%	(22.34)%
2001	591,306	8.14	4,813	1.50%	0.18%	(17.37)%
MFS® New Discovery Series — Service Class Shares
2002	1,656,107	5.62	9,307	1.50%	0.00%	(32.83)%
2001	643,039	8.37	5,382	1.50%	0.00%	(6.68)%
MFS® Utilities Series — Service Class Shares
2002	1,379,854	5.78	7,976	1.50%	2.45%	(24.06)%
2001	973,433	7.61	7,408	1.50%	1.56%	(25.59)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VI:	Units	Unit Value	000s
Oppenheimer Variable Account Funds:
Oppenheimer Global Securities Fund/VA — Service Shares
2002	2,869,699	$6.23	$17,878	1.50%	0.39%	(23.53)%
2001	1,175,084	8.14	9,565	1.50%	0.15%	(13.50)%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	2,417,368	6.37	15,399	1.50%	0.57%	(20.25)%
2001	1,249,865	7.98	9,974	1.50%	0.17%	(11.63)%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	332,618	11.74	3,905	1.50%	3.57%	6.57%
2001	60,992	11.01	672	1.50%	3.00%	5.97%
High Yield Portfolio — Administrative Class Shares
2002	1,559,690	9.74	15,191	1.50%	8.21%	(2.67)%
2001	455,975	10.01	4,564	1.50%	6.66%	0.81%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	2,265,357	13.41	30,378	1.50%	7.19%	15.82%
2001	734,864	11.58	8,510	1.50%	4.04%	4.26%
Total Return Portfolio — Administrative Class Shares
2002	6,050,592	12.13	73,394	1.50%	4.44%	7.43%
2001	1,662,057	11.29	18,765	1.50%	3.84%	6.74%
Rydex Variable Trust:
OTC Fund
2002	1,244,185	2.34	2,911	1.50%	0.00%	(39.77)%
2001	985,138	3.89	3,832	1.50%	0.00%	(36.16)%
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	221,211	8.05	1,781	1.50%	0.00%	(20.65)%
2001	—	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares
2002	74,860	7.26	543	1.50%	0.00%	(33.67)%
2001	—	—	—	—	—	—

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VII:	Units	Unit Value	000s
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	490,960	$4.58	$2,249	1.70%	0.00%	(25.64)%
2001	409,321	6.15	2,517	1.70%	0.00%	(24.59)%
AIM V.I. Growth Fund — Series I Shares
2002	429,559	3.31	1,422	1.70%	0.00%	(32.15)%
2001	351,148	4.88	1,714	1.70%	0.35%	(35.02)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	1,063,872	5.00	5,319	1.70%	0.37%	(31.45)%
2001	818,340	7.29	5,966	1.70%	0.23%	(14.06)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	1,951,504	8.07	15,749	1.70%	0.55%	(23.59)%
2001	825,837	10.56	8,721	1.70%	0.36%	(1.56)%
Premier Growth Portfolio — Class B
2002	1,159,015	4.42	5,123	1.70%	0.00%	(32.02)%
2001	813,964	6.51	5,299	1.70%	0.00%	(18.81)%
Quasar Portfolio — Class B
2002	134,844	4.95	667	1.70%	0.00%	(33.22)%
2001	62,503	7.42	464	1.70%	0.00%	(14.35)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	76,583	7.26	556	1.70%	0.95%	(2.17)%
2001	63,965	7.43	475	1.70%	1.74%	1.55%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	146,590	4.57	670	1.70%	0.24%	(30.16)%
2001	127,492	6.55	835	1.70%	0.08%	(23.90)%
Eaton Vance Variable Trust:
VT Floating-Rate Income Fund
2002	208	9.96	2	1.70%	0.00%	(0.41)%
2001	—	—	—	—	—	—
VT Worldwide Health Sciences Fund
2002	3,029	10.03	30	1.70%	0.00%	(0.29)%
2001	—	—	—	—	—	—
Federated Insurance Series:
Federated High Income Bond Fund II — Service Shares
2002	368,364	9.13	3,363	1.70%	8.49%	(0.49)%
2001	143,887	9.16	1,318	1.70%	3.47%	(0.36)%
Federated International Small Company Fund II
2002	67,435	4.67	315	1.70%	0.00%	(18.88)%
2001	23,627	5.76	136	1.70%	0.00%	(31.21)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio — Service Class 2
2002	1,288,935	8.37	10,788	1.70%	1.20%	(18.56)%
2001	570,855	10.28	5,868	1.70%	0.22%	(6.85)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VII:	Units	Unit Value	000s
VIP Growth Portfolio — Service Class 2
2002	974,269	$4.64	$4,521	1.70%	0.12%	(31.48)%
2001	603,088	6.77	4,083	1.70%	0.02%	(19.27)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Contrafund® Portfolio — Service Class 2
2002	918,624	7.16	6,577	1.70%	0.58%	(11.14)%
2001	476,256	8.06	3,839	1.70%	0.22%	(13.97)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio — Service Class 2
2002	503,223	7.14	3,593	1.70%	1.15%	(18.26)%
2001	280,032	8.74	2,447	1.70%	0.37%	(10.56)%
VIP III Mid Cap Portfolio — Service Class 2
2002	889,218	8.97	7,976	1.70%	0.67%	(11.56)%
2001	403,825	10.14	4,095	1.70%	0.00%	(5.16)%
GE Investments Funds, Inc.:
Income Fund
2002	216,173	10.63	2,298	1.70%	3.97%	8.02%
2001	—	—	—	—	—	—
Mid-Cap Value Equity Fund
2002	785,521	9.38	7,368	1.70%	0.84%	(15.23)%
2001	319,791	11.06	3,537	1.70%	0.86%	(1.39)%
Money Market Fund
2002	1,689,357	10.43	17,620	1.70%	1.49%	(0.25)%
2001	671,871	10.46	7,028	1.70%	3.80%	2.19%
Premier Growth Equity Fund
2002	454,718	6.55	2,978	1.70%	0.05%	(22.36)%
2001	203,781	8.44	1,720	1.70%	0.11%	(10.69)%
S&P 500® Index Fund
2002	2,153,221	5.95	12,812	1.70%	1.19%	(23.69)%
2001	1,104,277	7.79	8,602	1.70%	1.00%	(13.77)%
Small-Cap Value Equity Fund
2002	528,246	10.39	5,488	1.70%	0.31%	(15.32)%
2001	181,000	12.27	2,221	1.70%	0.81%	8.09%
U.S. Equity Fund
2002	791,025	7.02	5,553	1.70%	0.92%	(20.64)%
2001	374,328	8.85	3,313	1.70%	0.77%	(10.04)%
Value Equity Fund
2002	400,281	7.21	2,886	1.70%	1.11%	(18.97)%
2001	172,412	8.90	1,534	1.70%	1.09%	(10.31)%
Janus Aspen Series — Service Shares:
Aggressive Growth Portfolio — Service Shares
2002	458,916	2.79	1,280	1.70%	0.00%	(29.34)%
2001	386,562	3.95	1,527	1.70%	0.00%	(40.63)%
Balanced Portfolio — Service Shares
2002	1,917,665	8.24	15,802	1.70%	2.24%	(8.26)%
2001	972,626	8.98	8,734	1.70%	2.33%	(6.53)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VII:	Units	Unit Value	000s
Capital Appreciation Portfolio — Service Shares
2002	425,478	$5.36	$2,281	1.70%	0.31%	(17.36)%
2001	362,926	6.48	2,352	1.70%	0.96%	(23.17)%
Global Life Sciences Portfolio — Service Shares
2002	101,020	6.07	613	1.70%	0.00%	(30.75)%
2001	103,526	8.76	907	1.70%	0.00%	(18.18)%
Global Technology Portfolio — Service Shares
2002	318,267	2.38	757	1.70%	0.00%	(41.94)%
2001	185,853	4.10	762	1.70%	0.66%	(38.39)%
Growth Portfolio — Service Shares
2002	609,116	4.42	2,692	1.70%	0.00%	(27.97)%
2001	521,222	6.14	3,200	1.70%	0.21%	(26.19)%
International Growth Portfolio — Service Shares
2002	447,171	4.44	1,985	1.70%	0.90%	(27.02)%
2001	264,963	6.09	1,614	1.70%	0.80%	(24.74)%
Worldwide Growth Portfolio — Service Shares
2002	844,883	4.54	3,836	1.70%	0.61%	(26.97)%
2001	629,158	6.21	3,907	1.70%	0.31%	(23.94)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	576,645	4.71	2,716	1.70%	0.00%	(28.95)%
2001	331,541	6.64	2,201	1.70%	0.05%	(26.12)%
MFS® Investors Trust Series — Service Class Shares
2002	376,910	6.29	2,371	1.70%	0.44%	(22.50)%
2001	241,953	8.11	1,962	1.70%	0.18%	(17.54)%
MFS® New Discovery Series — Service Class Shares
2002	411,289	5.60	2,303	1.70%	0.00%	(32.96)%
2001	155,938	8.35	1,302	1.70%	0.00%	(6.88)%
MFS® Utilities Series — Service Class Shares
2002	501,656	5.75	2,885	1.70%	2.45%	(24.21)%
2001	303,903	7.59	2,307	1.70%	1.56%	(25.74)%
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA — Service Shares
2002	100	9.69	1	1.70%	0.00%	(3.13)%
2001	—	—	—	—	—	—
Oppenheimer Global Securities Fund/VA — Service Shares
2002	691,046	6.19	4,278	1.70%	0.39%	(23.69)%
2001	276,877	8.12	2,248	1.70%	0.15%	(13.68)%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	1,005,472	6.33	6,365	1.70%	0.57%	(20.41)%
2001	473,200	7.95	3,762	1.70%	0.17%	(11.81)%

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2002

		Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type VII:	Units	Unit Value	000s
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	82,184	$11.68	$960	1.70%	3.57%	6.35%
2001	16,136	10.98	177	1.70%	3.00%	5.76%
High Yield Portfolio — Administrative Class Shares
2002	541,743	9.69	5,249	1.70%	8.21%	(2.87)%
2001	207,597	9.98	2,072	1.70%	6.66%	0.60%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	1,088,846	13.35	14,536	1.70%	7.19%	15.58%
2001	386,285	11.55	4,462	1.70%	4.04%	4.05%
Total Return Portfolio — Administrative Class Shares
2002	2,751,630	12.07	33,212	1.70%	4.44%	7.22%
2001	810,937	11.26	9,131	1.70%	3.84%	6.52%
Rydex Variable Trust:
OTC Fund
2002	329,408	2.33	768	1.70%	0.00%	(39.89)%
2001	239,875	3.88	931	1.70%	0.00%	(36.29)%
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	130,719	8.03	1,050	1.70%	0.00%	(20.81)%
2001	—	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares
2002	28,218	7.25	205	1.70%	0.00%	(33.80)%
2001	—	—	—	—	—	—

Type VIII:
GE Investments Funds, Inc.:
Total Return Fund
2002	616,931	9.20	5,676	1.50%	2.28%	(8.01)%
2001	—	—	—	—	—	—